UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-4325

FIRST INVESTORS LIFE SERIES FUNDS
(Exact name of registrant as specified in charter)

40 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
Foresters Investment Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: DECEMBER 31, 2018

Item 1. Reports to Stockholders

The annual report to stockholders follows

Foresters Financial | First Investors Funds

Life Series Funds

- Covered Call Strategy
- Equity Income
- Fund For Income
- Government Cash Management
- Growth & Income
- International
- Investment Grade
- Limited Duration Bond
- Opportunity
- Select Growth
- Special Situations
- Total Return

Annual Report **December 31, 2018**

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end or the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: Foresters Financial Services, Inc., 40 Wall Street, New York, NY 10005, or by visiting our website at www.foresters.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Government Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results. There is no guarantee that a Fund’s investment objective will be achieved.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about their Trustees.

Foresters Financial™ and Foresters™ are the trade names and trademarks of The Independent Order of Foresters (Foresters), a fraternal benefit society, 789 Don Mills Road, Toronto, Canada M3C 1T9 and its subsidiaries.

There are a variety of risks associated with investing in variable life and annuity subaccounts. For all subaccounts, there is the risk that securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio managers’ expectations. For stock subaccounts, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock subaccounts such as small-cap, global or international funds. For bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, bonds with longer maturities fluctuate more than bonds with shorter maturities in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay interest and/or principal when due. There are also special risks associated with investing in certain types of bond subaccounts, including liquidity risk and prepayment and extension risk. To the extent a subaccount uses derivatives, it will have risks associated with such use. You should consult the Funds’ prospectus for a precise explanation of the risks associated with your subaccounts.

Portfolio Managers’ Letter
COVERED CALL STRATEGY FUND

Dear Investor:

This is the annual report for the First Investors Life Series Covered Call Strategy Fund for the year ended December 31, 2018. During the year, the Fund’s return on a net asset value basis was –9.99%, including dividends of 12.6 cents per share. This return underperformed the Fund’s benchmark, the CBOE S&P 500 Buy Write Monthly Index, which returned –4.77% during the period.

The Markets

The S&P 500 declined –13.52% during the fourth quarter of 2018 and –4.39% for the full year, despite double digit earnings growth. As a result, the forward price-to-earnings ratio ended the year at 14.4, the most attractive market valuation since 2013, but below its long-term average.

Irrespective of these negative equity market returns, economic fundamentals remain solid. Consider that the two usual culprits that tend to lead to recessions are currently absent from the existing macroeconomic environment: 1) an inflationary overheating or 2) a debt financed asset price bubble. Household and corporate balance sheets are also healthy, and savings rates are relatively high, providing an additional buffer against a recession. The stock market, as measured by the S&P 500, typically doesn’t have corrections worse than 20%, unless there is an accompanying recession. The peak to trough decline in the S&P 500 was –19.78% during the second half of 2018 and, based on the economic data, the odds of a recession in the U.S. in 2019 appear relatively low.

Monetary policy and foreign trade concerns were major factors influencing the market during 2018. And the nearly 20% decline in the S&P 500 indicates that market participants may have been pricing in a policy mistake in one or both of these areas. Monetary policy is closer to neutral, but it is not yet restrictive. Plus, the Federal Reserve (Fed) appears to be ahead of the curve—meaning it won’t have to increase rates as much in the coming year as growth is already set to naturally slow in 2019 due to tougher comparisons with strong 2018 growth. Fed Chairman Jerome Powell confirmed this position and reduced market fears that the Fed would go too far by recently stating, “With muted inflation readings we’ve seen coming in, we will be patient as we watch to see how the economy evolves.” As a result, the market is pricing in no Fed rate increases during 2019. Regarding trade, NAFTA negotiations produced a positive outcome, with all three countries agreeing to a deal. China also appears intent on making a deal with the U.S., after announcing purchases of U.S. soybeans and eliminating retaliatory tariffs on U.S. autos.

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Portfolio Managers’ Letter (continued)
COVERED CALL STRATEGY FUND

The Fund

During calendar year 2018, the Fund returned –9.14% (before fees) versus –4.77% for the BXM Index and –4.39% for the S&P 500 Index. The actively managed call options in the Fund outperformed the call options in the benchmark BXM Index by 123 basis points (bps) during the year, mostly due to actively rolling the call options up in strike price during stock market rallies. However, the outperformance from the call options in the Fund was more than offset by underperformance from the value-oriented stocks in the Fund, as value stocks underperformed the market by a wide margin during 2018. In fact, the S&P 500 Growth Index returned –0.01%, while the S&P 500 Value Index returned –8.97% for the year. Stock selection was positive in Financials, but negative in Consumer Discretionary and Healthcare.

While the growth versus value performance disparity was the largest driver of the Fund’s relative return during the year, covered call strategies in general underperformed the market as a whole. Covered call strategies underperformed in 2018 because the call options added less value than normal, mostly due to the roller coaster path of the market. The Fund had 78% upside capture during the S&P 500’s 7.71% third quarter return, while the BXM Index captured only 64% of the rally. When the fourth quarter began, implied volatility, as measured by the VIX Index, was far below average at 12.1%. As a result, the call options provided less downside protection than normal as the market began its descent. And on the first day of December, well into the market decline, the VIX was at only 16.4%, still below the 20-year average of 19.9%.

Outlook

Given current market valuations and record corporate earnings, stocks have many positives. The Fund, in particular, is invested in attractively valued equities with strong fundamentals and a bias toward U.S.-based earnings. Earnings per share for the stocks in the Fund is expected to grow 7.9% over the next 12 months, slower than the past 12 months, but close to its long-term average, as profit margins remain near record levels. The stocks are more attractively valued than the S&P 500, with a forward price-to-earnings ratio of 12.2 for the stocks in the Fund versus 14.4 for the S&P 500.

The implied volatility spike during the fourth quarter was on par with the spike during the first quarter of 2018, as the VIX Index reached 36.07 on Christmas Eve. We took advantage of the implied volatility spike during the fourth quarter by selling longer-term call options to “lock-in” the high implied volatility levels for longer, extending the duration of the option portfolio from 1.1 months at the beginning of the quarter to 3.8 months at quarter-end. The higher call premiums we wrote will

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gradually decay over the next 3-6 months. As a result, we begin 2019 with not only attractively priced stocks, but also attractive call options.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

3

Understanding Your Fund’s Expenses (unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, July 1, 2018, and held for the entire six-month period ended December 31, 2018. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expense Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid during the period.

To estimate the expenses you paid on your account during this period simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expense Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expense example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Fund Expenses (unaudited)
COVERED CALL STRATEGY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/18)	(12/31/18)	(7/1/18–12/31/18)*
Expense Examples
Actual	$1,000.00	$ 900.13	$4.55
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.42	$4.84

*	Expenses are equal to the annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total value of investments.

5

Cumulative Performance Information (unaudited)
COVERED CALL STRATEGY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Covered Call Strategy Fund and CBOE Standard & Poors 500 BuyWrite Index.

The graph compares a $10,000 investment in the First Investors Life Series Covered Call Strategy Fund beginning 5/2/16 (commencement of operations) with theoretical investment in CBOE Standard & Poor’s 500 BuyWrite Index (the “Index”). The Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The index is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (“SPX”) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* Average Annual Total Return figures are for the periods ended 12/31/18.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

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Portfolio of Investments (continued)
COVERED CALL STRATEGY FUND
December 31, 2018

Shares		Security	Value
		COMMON STOCKS—100.4%
		Communication Services—1.9%
11,600		AT&T, Inc.	$ 331,064
		Consumer Discretionary—10.0%
5,100		Best Buy Co., Inc.	270,096
2,800		Carnival Corp.	138,040
3,000		Home Depot, Inc.	515,460
4,700		Ross Stores, Inc.	391,040
3,900		Whirlpool Corp.	416,793
			1,731,429
		Consumer Staples—4.6%
3,200		Costco Wholesale Corp.	651,872
2,300		Philip Morris International, Inc.	153,548
			805,420
		Energy—8.0%
6,400		Chevron Corp.	696,256
13,200		Halliburton Co.	350,856
5,500		Occidental Petroleum Corp.	337,590
			1,384,702
		Financials—16.9%
4,400		Allstate Corp.	363,572
4,500		American Express Co.	428,940
16,100		Bank of America Corp.	396,704
7,500		BB&T, Inc.	324,900
1,200		BlackRock, Inc.	471,384
7,500		JPMorgan Chase & Co.	732,150
5,400		Morgan Stanley	214,110
			2,931,760
		Health Care—15.2%
2,400		Allergan, PLC	320,784
4,400	*	Celgene Corp.	281,996
5,100		CVS Health Corp.	334,152
9,800		Medtronic, PLC	891,408
5,500		Merck & Co., Inc.	420,255
2,500		Stryker Corp.	391,875
			2,640,470

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Portfolio of Investments (continued)
COVERED CALL STRATEGY FUND
December 31, 2018

Shares	Security		Value
	Industrials—11.3%
5,000	Honeywell International, Inc.		$ 660,600
1,500	Lockheed Martin Corp.		392,760
2,500	Parker Hannifin Corp.		372,850
2,100	Raytheon Co.		322,035
1,500	Union Pacific Corp.		207,345
			1,955,590
	Information Technology—25.9%
5,100	Apple, Inc.		804,474
2,100	Broadcom, Inc.		533,988
15,700	Cisco Systems, Inc.		680,281
12,400	Intel Corp.		581,932
2,600	International Business Machines Corp.		295,542
3,000	Mastercard, Inc. – Class “A”		565,950
8,300	Microsoft Corp.		843,031
2,100	Texas Instruments, Inc.		198,450
			4,503,648
	Materials—5.3%
10,700	DowDuPont, Inc.		572,236
6,800	Nucor Corp.		352,308
			924,544
	Utilities—1.3%
1,300	NextEra Energy, Inc.		225,966
Total Value of Common Stocks (cost $18,130,076)		100.4%	17,434,593
Excess of Liabilites Over Other Assets		(.4)	(75,342)
Net Assets		100.0%	$17,359,251

*	Non-income producing

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	Expiration	Exercise
CALL OPTIONS WRITTEN—(2.4)%	Date	Price	Contracts	Value
Allergan, PLC	5/17/19	$155.00	(24)	$ (7,800)
Allstate Corp.	7/19/19	85.00	(44)	(19,360)
American Express Co.	1/18/19	110.00	(39)	(195)
American Express Co.	4/18/19	100.00	(6)	(1,962)
Apple, Inc	6/21/19	180.00	(51)	(28,713)
AT&T, Inc.	1/18/19	32.00	(101)	(303)
AT&T, Inc.	7/19/19	31.00	(15)	(1,155)
Bank of America Corp.	5/17/19	27.00	(161)	(12,719)
BB&T, Inc.	3/15/19	47.00	(75)	(4,725)
Best Buy Co., Inc.	6/21/19	55.00	(51)	(24,480)
BlackRock, Inc	1/18/19	520.00	(1)	(5)
BlackRock, Inc	4/18/19	440.00	(11)	(8,470)
Broadcom, Inc.	1/18/19	250.00	(21)	(23,415)
Carnival Corp.	4/18/19	52.50	(28)	(4,620)
Celgene Corp.	4/18/19	70.00	(44)	(14,036)
Chevron Corp	1/18/19	130.00	(25)	(25)
Chevron Corp	6/21/19	125.00	(31)	(5,704)
Chevron Corp	1/17/20	120.00	(8)	(4,824)
Cisco Systems, Inc.	1/18/19	49.00	(136)	(272)
Cisco Systems, Inc.	6/21/19	46.00	(21)	(4,788)
Costco Wholesale Corp.	6/21/19	220.00	(28)	(20,720)
Costco Wholesale Corp.	1/17/20	230.00	(4)	(3,800)
CVS Health Corp.	2/15/19	80.00	(44)	(396)
CVS Health Corp.	1/17/20	75.00	(7)	(2,779)
DowDuPont, Inc	6/21/19	57.50	(107)	(27,927)
Halliburton Co.	2/15/19	35.00	(25)	(150)
Halliburton Co.	6/21/19	30.00	(107)	(15,301)
Home Depot, Inc.	2/15/19	200.00	(26)	(546)
Home Depot, Inc.	6/21/19	190.00	(4)	(2,000)
Honeywell International, Inc.	1/18/19	155.00	(43)	(86)
Honeywell International, Inc.	3/15/19	140.00	(7)	(1,715)
Intel Corp.	1/18/19	49.00	(108)	(5,076)
Intel Corp.	7/19/19	50.00	(16)	(4,512)
International Business Machines Corp.	1/18/19	130.00	(23)	(92)
International Business Machines Corp.	1/17/20	130.00	(3)	(1,290)
JPMorgan Chase & Co	6/21/19	100.00	(18)	(9,666)
JPMorgan Chase & Co	1/17/20	105.00	(57)	(34,200)
Lockheed Martin Corp.	1/17/20	290.00	(15)	(22,650)
Mastercard, Inc. - Class “A”	1/18/19	220.00	(26)	(234)
Mastercard, Inc. - Class “A”	6/21/19	210.00	(4)	(3,100)

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Portfolio of Investments (continued)
COVERED CALL STRATEGY FUND
December 31, 2018

	Expiration	Exercise
CALL OPTIONS WRITTEN (continued)	Date	Price	Contracts	Value
Medtronic, PLC	2/15/19	$ 92.50	(13)	$ (3,068)
Medtronic, PLC	6/21/19	97.50	(85)	(26,307)
Merck & Co., Inc.	2/15/19	80.00	(55)	(4,950)
Microsoft Corp	1/18/19	115.00	(40)	(320)
Microsoft Corp	2/15/19	115.00	(43)	(3,784)
Morgan Stanley	2/15/19	49.00	(47)	(282)
Morgan Stanley	2/15/19	44.00	(7)	(350)
NextEra Energy, Inc.	1/18/19	185.00	(11)	(308)
NextEra Energy, Inc.	6/21/19	180.00	(2)	(1,220)
Nucor Corp	4/18/19	65.00	(68)	(2,108)
Occidental Petroleum Corp.	2/15/19	77.50	(48)	(288)
Occidental Petroleum Corp.	2/15/19	67.50	(7)	(532)
Parker Hannifin Corp.	2/15/19	180.00	(22)	(1,265)
Parker Hannifin Corp.	5/17/19	170.00	(3)	(1,275)
Philip Morris International, Inc.	6/21/19	75.00	(23)	(3,772)
Raytheon Co	1/17/20	185.00	(18)	(9,180)
Raytheon Co	1/17/20	180.00	(3)	(1,845)
Ross Stores, Inc.	5/17/19	95.00	(47)	(7,873)
Stryker Corp	3/15/19	170.00	(25)	(5,800)
Texas Instruments, Inc.	4/18/19	105.00	(21)	(5,103)
Union Pacific Corp	2/15/19	150.00	(15)	(2,640)
Whirlpool Corp.	3/15/19	130.00	(39)	(3,549)
Total Value of Call Options Written (premium received $500,520)				$ (409,630)

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The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$17,434,593	$—	$—	$17,434,593
Liabilities
Call Options Written	$(409,630)	$—	$—	$(409,630)

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	11

Portfolio Manager’s Letter
EQUITY INCOME FUND

Dear Investor:

This is the annual report for the First Investors Life Series Equity Income Fund for the year ended December 31, 2018. During the year, the Fund’s return on a net asset value basis was –8.42%, including dividends of 42.7 cents per share and capital gains of 69.4 cents per share. This return underperformed the Fund’s benchmark, the Russell 1000 Value Index, which returned –8.27% during the period.

Economic Overview

Despite escalating trade tensions, especially between the U.S. and China, the U.S. enjoyed strong economic conditions throughout most of 2018. Record corporate earnings, strong GDP growth, tax cuts to start the year, low unemployment, and healthy consumer confidence and spending buoyed the economy. However, the economic climate and forward corporate guidance began to taper off near the end of the year. Globally, the world experienced tensions within emerging markets, such as debt issues in Turkey, trade tensions with China, and continued uncertainty in Europe with Brexit concerns.

The U.S. economy started the year with a continuation of 2017’s “Goldilocks” environment, posting annualized growth rates of 4.2% and 3.4% for the second and third quarters, respectively. Unemployment, at 3.7% in November, remained at a record 50-year low, boosting consumer confidence but tightening the domestic labor supply. Consumer confidence persisted at elevated levels throughout 2018, although some deterioration occurred towards year-end. Despite witnessing multi-year highs in retail sales and personal spending, the backdrop changed late in the third quarter as global economic growth started to slow and economic indicators began to fall off. Consumer confidence dropped to a two-year low in December, while the ISM manufacturing index fell to 54.1, the most severe decline since October 2008 and below even the most pessimistic of industry estimations at 55.0. It is worth noting, however, that any level above 50 is still considered expansionary.

The Federal Reserve (the Fed) stayed its course in 2018, raising interest rates four times and bringing the central bank’s benchmark interest rate to a range of 2.25% to 2.5%. This brings the total number of hikes since the Fed began tightening in December 2015 to nine. While the Fed has maintained a fairly hawkish stance throughout 2018, its tone turned more dovish toward the end of the year.

As the year progressed, central bank tightening began to put immense strains on both domestic as well as global markets, with the days of “easy money” a thing of the past and liquidity drying up. A modern barometer that is sometimes used to gauge if a recession may be looming, the 2-year versus 10-year U.S. Treasury spread, continued

12

to flatten throughout 2018, reaching a low of 11 basis points (bps), last seen prior to the 2008 recession. While inversion is typically seen as a precursor to a recession, it has historically taken an average of 20 months between when the yield curve first inverts and the start of an actual recession.

Global economic growth diverged from the U.S. In Europe, measured by the Euro-zone aggregate, economic growth averaged 2% throughout the year. Other developed economies, such as Japan, experienced equally lackluster GDP growth, averaging less than 1% in 2018. This divergence comes at a time when many countries still enjoyed loose central bank policy, contrary to the tightening in the U.S.

Emerging markets, excluding China, experienced a turbulent year, starting off 2018 on a positive note, quickly followed by a sharp sell-off, then a mild recovery toward year-end. This was triggered by many idiosyncratic risks, such as the Turkish debt crisis, which then spread into other emerging markets. On the other hand, China maintained its growth rate, while facing many threats to its economy, albeit growth did appear to weaken as the year came to a close. The Chinese economy expanded at an average pace of 6.7% quarter-over-quarter during 2018, nearly 1.5% faster than the emerging markets aggregate. Trade concerns with the U.S. continued to persist; however, hopes of a resolution appeared to emerge near year-end.

The Equity Market

After returning 10.6% for the first nine months of the year, U.S. stocks suffered a meaningful reversal during the fourth quarter of 2018, driven by concerns over fiscal tightening, the ongoing U.S.-China trade dispute and slowing global growth. The S&P 500 Index returned –13.5% during the final quarter of the year, with a decline of –9.0% in December alone. This drove the S&P’s 2018 return to –4.4%, its first negative total-return year since 2008. The forward earnings multiple for the S&P contracted from 18x in January to 15x at year’s end.

Within the S&P 500, Healthcare (6%), Utilities (4%) and Consumer Discretionary (0.8%) were the only GICS sectors to post positive total returns during the year. The worst-performing sectors were Energy (–18%), Materials (–13%) and Financials (–13%), which all saw declines in the fourth quarter. The Technology sector also posted a steep –17% return during the quarter, effectively offsetting its positive 20% return posted through September.

On the style front, growth outperformed value during the first three quarters of the year, but growth stocks drove the sell-off witnessed during the final quarter of 2018. The S&P 500 Growth Index returned –0.01% for the year compared to the S&P 500 Value Index’s –8.95% return. Although small-cap stocks meaningfully

13

Portfolio Manager’s Letter (continued)
EQUITY INCOME FUND

outperformed large caps and mid-caps through August, sharp declines during the final four months of the year rendered small caps the worst performer for 2018. For the year, the Russell 1000 (–4.8%) outperformed the Russell Mid-Cap (–9.1%) and the Russell 2000 (–11.0%).

The Fund

Compared to its benchmark, the Fund’s slight underperformance for the year was driven by the Materials, Energy and Communication Services sectors. In contrast, the Fund outperformed its benchmark in the Healthcare, Consumer Discretionary and Financials sectors. Within the Materials sector, shares of Westrock, FMC Corp and DowDupont were negatively impacted by fears of a slowdown in global growth, primarily led by a slowdown in the Chinese economy. Westrock provides packaging solutions for companies, but a recent decline in shipments has resulted in the stock’s underperformance. There has also been a slowdown in Brazil, the company’s second largest market. FMC and DowDupont are global leaders in crop protection and agricultural chemicals, but with recent uncertainty around tariffs imposed by the current U.S. administration and the impacts of a potential global slowdown on their business, investors sold down shares. In the Energy sector, Encana and Suncor, two Canadian oil producers, suffered significant declines when oil corrected from the highs it set earlier in the year. Encana’s stock price was negatively impacted when it made a bid for a competitor. Longer term, we think this is a good deal for Encana because it enhances shareholder value, but it will take some time for the market to get comfortable with the purchase. There was no negative company specific issue with Suncor; the stock simply sold off with the price of oil. In the Communication sector, Comcast sold off after it made a bid to buy Sky Plc and got into a bidding war. Some feel Comcast overpaid for the assets, but the added diversification should ultimately prove a positive move for the company over the longer term.

Healthcare was the best performing sector for the Fund, and it substantially outperformed its benchmark. The Fund was overweight Healthcare and it was the best performing sector in the market for the year, especially in the fourth quarter when the overall market sold off. Merck is one of the Fund’s top positions, and it benefited from its tremendous stock appreciation this year. The company’s key oncology drug, Keytruda, outperformed expectations and picked up additional indications for treatments of different types of cancers. Pfizer, also a top holding for the Fund, had another strong year, especially in the fourth quarter, again when investors were looking to invest in less economically sensitive companies during the market sell-off. The Fund also profited from its investment in UnitedHealth Group, as the company benefited from improvement in both its government and non-government health plans. In Consumer Discretionary, the Fund was underweight the sector versus the Index due

14

to our decision to underweight retailers in what we perceived to be a rough environment for consumers. We did benefit modestly in the Fund’s position in Home Depot, which has reported strong numbers despite the headline slowdown in new home sales for the year. In Financials, the Fund benefited from our holding in Alliance Bernstein, the investment management company, which offers a healthy 9% dividend yield, is reducing overhead costs and is improving its investment performance.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

15

Fund Expenses (unaudited)
EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/18)	(12/31/18)	(7/1/18–12/31/18)*
Expense Examples
Actual	$1,000.00	$ 915.83	$3.91
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.13	$4.13

*	Expenses are equal to the annualized expense ratio of .81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total value of investments.

16

Cumulative Performance Information (unaudited)
EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Equity Income Fund the MSCI USA Value Index**, the Standard & Poor’s 500 Index and the Russell 1000 Value Index.

The graph compares a $10,000 investment in the First Investors Life Series Equity Income Fund beginning 12/31/08 with theoretical investments in the MSCI USA Value Index, the Standard & Poor’s 500 Index and the Russell 1000 Value Index (the “Indices”). The MSCI USA Value Index captures large and mid-cap securities exhibiting overall value characteristics. The value investment style characteristics for index construction are defined using book value to price, 12-month forward earnings to price and dividend yield. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/18.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are MSCI, Standard & Poor’s and FTSE Russell. All other figures are from Foresters Investment Management Company, Inc.

** The Fund changed its primary broad based securities index to the MSCI USA Value Index as of January 31, 2019. The Fund had previously changed its primary broad-based securities index to the Russell 1000 Value Index on May 1, 2018. In each case, the Fund elected to use the new index because it more closely reflected the Fund’s investment strategies. After this year we will not show comparisons to the Standard & Poor’s 500 Index and the Russell 1000 Value Index.

17

Portfolio of Investments
EQUITY INCOME FUND
December 31, 2018

Shares	Security	Value
	COMMON STOCKS—95.6%
	Communication Services—5.7%
56,034	AT&T, Inc.	$ 1,599,210
48,700	Comcast Corp. – Special Shares “A”	1,658,235
44,200	Verizon Communications, Inc.	2,484,924
6,900	Walt Disney Co.	756,585
		6,498,954
	Consumer Discretionary—4.1%
10,800	Acushnet Holdings Corp.	227,556
29,800	American Eagle Outfitters, Inc.	576,034
11,350	DSW, Inc. – Class “A”	280,345
13,100	Lowe’s Cos., Inc.	1,209,916
6,300	McDonald’s Corp.	1,118,691
6,650	Oxford Industries, Inc.	472,416
7,950	Penske Automotive Group, Inc.	320,544
15,700	Tapestry, Inc.	529,875
		4,735,377
	Consumer Staples—7.3%
18,050	Altria Group, Inc.	891,489
18,600	Coca-Cola Co.	880,710
7,400	Kimberly-Clark Corp.	843,156
10,116	Kraft Heinz Co.	435,393
13,400	PepsiCo, Inc.	1,480,432
11,400	Philip Morris International, Inc.	761,064
15,000	Procter & Gamble Co.	1,378,800
17,200	Wal-Mart, Inc.	1,602,180
		8,273,224
	Energy—9.5%
13,000	Anadarko Petroleum Corp.	569,920
37,051	BP, PLC (ADR)	1,404,974
22,100	Chevron Corp.	2,404,259
14,950	ConocoPhillips	932,132
89,850	EnCana Corp.	519,333
5,800	EOG Resources, Inc.	505,818
15,200	ExxonMobil Corp.	1,036,488
14,764	Marathon Petroleum Corp.	871,224

18

Shares		Security	Value
		Energy (continued)
11,150		Occidental Petroleum Corp.	$ 684,387
9,250		Royal Dutch Shell, PLC – Class “A” (ADR)	538,998
14,650		Schlumberger, Ltd.	528,572
28,800		Suncor Energy, Inc.	805,536
			10,801,641
		Financials—20.6%
35,950	*	AllianceBernstein Holding, LP (MLP)	982,154
12,550		American Express Co.	1,196,266
73,650		Bank of America Corp.	1,814,736
26,200		Bank of New York Mellon Corp.	1,233,234
2,900	*	Berkshire Hathaway, Inc. – Class “B”	592,122
1,650		BlackRock, Inc.	648,153
14,467		Chubb, Ltd.	1,868,847
14,100		Citigroup, Inc.	734,046
10,600		Comerica, Inc.	728,114
7,500		Discover Financial Services	442,350
23,600		Fidelity National Financial, Inc.	741,984
4,550		Goldman Sachs Group, Inc.	760,077
21,355		Hamilton Lane, Inc. – Class “A”	790,135
22,400		iShares S&P U.S. Preferred Stock Index Fund (ETF)	766,752
26,500		JPMorgan Chase & Co.	2,586,930
16,800		MetLife, Inc.	689,808
31,900		Old National Bancorp of Indiana	491,260
6,900		PNC Financial Services Group, Inc.	806,679
15,600		Popular, Inc.	736,632
64,950		Regions Financial Corp.	869,031
41,000		Sterling Bancorp	676,910
7,200		Travelers Cos., Inc.	862,200
52,200		Wells Fargo & Co.	2,405,376
			23,423,796
		Health Care—16.6%
18,100		Abbott Laboratories	1,309,173
3,200		Anthem, Inc.	840,416
18,850		Bristol-Myers Squibb Co.	979,823
16,805		CVS Health Corp.	1,101,064
7,950		Eli Lilly & Co.	919,974
17,050		GlaxoSmithKline, PLC (ADR)	651,480
18,350		Johnson & Johnson	2,368,068
17,800		Koninklijke Philips NV (ADR)	624,958

19

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2018

Shares	Security	Value
	Health Care (continued)
18,362	Medtronic, PLC	$ 1,670,208
39,770	Merck & Co., Inc.	3,038,826
63,385	Pfizer, Inc.	2,766,755
8,913	Phibro Animal Health Corp. – Class “A”	286,642
25,600	Smith & Nephew, PLC (ADR)	956,928
5,700	UnitedHealth Group, Inc.	1,419,984
		18,934,299
	Industrials—8.1%
2,300	3M Co.	438,242
12,900	Eaton Corp., PLC	885,714
4,400	General Dynamics Corp.	691,724
7,400	Honeywell International, Inc.	977,688
10,300	Ingersoll-Rand, PLC	939,669
6,250	ITT, Inc.	301,687
9,150	Kansas City Southern, Inc.	873,368
4,180	Lockheed Martin Corp.	1,094,491
14,500	Triton International, Ltd.	450,515
11,100	United Parcel Service, Inc. – Class “B”	1,082,583
13,800	United Technologies Corp.	1,469,424
		9,205,105
	Information Technology—11.3%
8,340	Apple, Inc.	1,315,552
51,200	Cisco Systems, Inc.	2,218,496
65,650	HP Enterprise Co.	867,236
32,300	HP, Inc.	660,858
39,400	Intel Corp.	1,849,042
6,300	LogMeIn, Inc.	513,891
14,400	Maxim Integrated Products, Inc.	732,240
25,350	Microsoft Corp.	2,574,800
25,700	QUALCOMM, Inc.	1,462,587
6,900	Texas Instruments, Inc.	652,050
		12,846,752

20

Shares	Security	Value
	Materials—4.3%
27,331	DowDuPont, Inc.	$ 1,461,662
7,400	Eastman Chemical Co.	541,014
14,300	FMC Corp.	1,057,628
4,800	Linde, PLC	748,992
6,950	LyondellBasell Industries NV – Class “A”	577,962
15,140	WestRock Co.	571,686
		4,958,944
	Real Estate—3.1%
27,450	Americold Realty Trust (REIT)	701,073
23,234	Brookfield Property Partners (MLP) (REIT)	374,532
16,800	Douglas Emmett, Inc. (REIT)	573,384
5,900	Federal Realty Investment Trust (REIT)	696,436
41,500	Tanger Factory Outlet Centers, Inc. (REIT)	839,130
15,693	Urstadt Biddle Properties, Inc. (REIT)	301,620
		3,486,175
	Utilities—5.0%
8,250	American Electric Power Co., Inc.	616,605
23,000	CenterPoint Energy, Inc.	649,290
10,350	Dominion Energy, Inc.	739,611
7,100	Duke Energy Corp.	612,730
19,300	Exelon Corp.	870,430
5,500	NextEra Energy, Inc.	956,010
15,400	PPL Corp.	436,282
10,700	Vectren Corp.	770,186
		5,651,144
Total Value of Common Stocks (cost $89,493,092)		108,815,411
	PREFERRED STOCKS—1.8%
	Financials—1.2%
200	Citizens Financial Group, Inc., Series A, 5.5%, 2049	198,000
21,200	JPMorgan Chase & Co., Series Y, 6.125%, 2020	537,420
24,000	U.S. Bancorp, Series K, 5.5%, 2023	592,560
		1,327,980

21

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2018

Shares	Security		Value
	Real Estate—.6%
11,400	Digital Realty Trust, Inc. (REIT), Series G, 5.875%, 2049		$ 267,672
	Urstadt Biddle Properties, Inc. (REIT):
11,000	Series G, 6.75%, 2049		270,600
8,300	Series H, 6.25%, 2022		194,635
			732,907
Total Value of Preferred Stocks (cost $2,095,099)			2,060,887
Total Value of Investments (cost $91,588,191)		97.4%	110,876,298
Other Assets, Less Liabilities		2.6	3,008,429
Net Assets		100.0%	$113,884,727

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	MLP	Master Limited Partnership
	REIT	Real Estate Investment Trust

22

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$108,815,411	$—	$—	$108,815,411
Preferred Stocks	2,060,887	—	—	2,060,887
Total Investments in Securities*	$110,876,298	$—	$—	$110,876,298

*	The Portfolio of Investments provides information on the industry categorization for common stocks and preferred stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	23

Portfolio Managers’ Letter
FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Life Series Fund For Income for the year ended December 31, 2018. During the year, the Fund’s return on a net asset value basis was –2.58%, including dividends of 33.1 cents per share. This return underperformed the Fund’s benchmark, the ICE BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index, which returned –2.04% during the period.

The Markets

What a difference a quarter makes—and that difference is not always positive. Through the first three quarters of the year, pointing to lofty U.S. large capitalization stock market returns alone might have made investors draw the conclusion that 2019 was a “risk-on” year for the markets. However, even through September, returns demonstrated a subtler—and growing—pervasiveness of interest rate risk underlying the economy. At that time, opening our lens beyond big U.S. stocks made it clear that investors preferred investments in the U.S. where credit fundamentals appeared stronger than in other markets. Within the U.S., however, there were cautions around rising U.S. Treasury rates that impact not only U.S. government bonds, but also Treasury-sensitive paper, typically longer in duration and higher in rating than the U.S. high yield bond senior floating rate loans which, together, comprise this portfolio. Broadly, through the third quarter, 2018 proved more challenging for global investment grade fixed income than the year before, and, within the U.S. itself, U.S. high yield gained modestly, but U.S. Treasurys and more interest-rate-sensitive investment grade paper declined as the stock market surged.

This turned, however, in the fourth quarter as risk assets experienced significant declines initially on Federal Reserve (Fed) tightening, but—by the end of the period—on weaker U.S. economic data which softened hawkish rate language from the Fed and caused markets to sharply reduce their view on rate increases for 2019. The constant, underlying source of market unease permeating the quarter, however, was political, with investors questioning the outcome of the U.S. elections and their impact on trade wars with China and on Congressional budgets. Even global political disarray, including failure of the UK government to hold a Brexit vote, ongoing budget wrangling between Italy and the European Central Bank, the election of populist leaders in Latin America, and rioting in Paris over increased fuel taxes, impacted domestic U.S. markets.

In this environment, high yield declined, with more equity-like portions of the market—those rated CCC and below—declining the most (and with actual equity markets declining by a multiple of the declines seen in high yield). Senior floating rate loans, which comprise a small allocation of less than 10% in the portfolio, managed to stay resilient for October and November as investors continued to worry about future rate increases, but capitulated to the general swoon in lower-rated credit in December. Higher-rated fixed income performed as one might have expected with Treasurys attracting assets (and rallying in price) in a flight to quality and outperforming all other segments of the bond market.

24

While the Fed had clearly telegraphed that it would raise rates at the December meeting, an equity market downdraft in early December and public remarks from President Trump pressing the Fed not to raise rates gave some investors the (false) impression the Fed might pause. While the Fed did raise rates in December, markets (as per Bloomberg data) are now forecasting a 0% probability that the Fed raises in March.

Investors appear to be focused now on weaker economic data with some questioning whether an economic slowdown will turn into a recession. While it is difficult to forecast a recession, valuations have certainly become more attractive as investors question economic strength. Whether valuations become even more attractive, stabilize, or tighten depends largely on whether the markets see some resolutions to political issues, Fed direction, and the strength of the economy.

The Fund

In this challenging environment, the Fund declined along with the BB/B market in the fourth quarter, but it preserved small outperformance of the market through the end of the year (gross of fees). As disappointing as any negative result is, the portfolio preserved capital better than the broad high yield market and better than many high yield portfolios which were more heavily invested in CCC rated paper, which sharply sold off in the fourth quarter. While this Fund takes small amounts of CCC exposure in specific lower-rated selections when we think they are mis-rated and offer specific value, we had kept even that small exposure to below 5% of holdings over the second half of the year on tight market valuations. Similarly, we reduced the Fund’s exposure to loans, which had performed well for the portfolio, in time for the loan market’s December sell-off. The reason was we thought that falling bond prices might offer a more compelling opportunity for reinvestment, given that corporate fundamentals continue to be supportive of most companies paying their debts in 2019 without a problem—even if they will not grow suitably fast to entice the equity investor.

On a sector basis, there were few places to hide over the year, with heavy industries and cyclicals, including Energy, Steel, Building Materials, Metals and Mining, and Chemicals notably underperforming the market, as might be anticipated. More defensive sectors, such as Healthcare and Utilities, outperformed. Over the year, the portfolio lost some ground against the index from an industry allocation perspective, but more than made up for that with strong credit selection. Within the portfolio itself, both of these trends were on display, for example, in the Metals and Mining sector which suffered from our overweighting of the benchmark, but which provided outperformance of the benchmark through strong credit selection. Our results were the opposite in the Banking sector, where our underweight posture—but not individual credit selection—was rewarded more than the index, leading to overall underperformance. From a duration perspective (where duration measures sensitivity to changes in the interest rate environment), the portfolio was rewarded by its overweighting of the shortest duration (and therefore least interest

25

Portfolio Managers’ Letter (continued)
FUND FOR INCOME

rate-sensitive) positions (including loans), and delivered relatively strong credit selection across the 1-5 year duration cohort.

The world is at an interesting place with multiple outcomes available. Unfortunately, many of these outcomes are difficult for financial analysts to model, thereby leading us toward a bias to sell the rallies and buy on the dips.

Outlook

Here is a trivia question to start the New Year. In how many years since 1994 was the U.S. high yield market down, absent a default wave? Answer: none, until now. 2018 was an anomaly in that the U.S. high yield market posted a negative return, but the default rate remained exceptionally low at 1.75% for high yield and 1.66% for loans (both par weighted and including distressed exchanges).1

We believe 2018’s challenges were driven by global central bank tightening, geopolitical uncertainty and concerns about economic growth. So, what about 2019? Historically, negative years in high yield have been followed by positive years; however, in those years, spreads were wider than current spread levels. Valuations are at their most attractive in years, but is this a screaming buy? We believe that if some of the political uncertainty is lifted (easing of trade tensions, soft Brexit), markets could snap back very quickly, given significant levels of cash sitting on the sidelines and limited dealer inventories. The snapback will be quick and likely dramatic, and the most attractive gains will be made in the inflection. Risks remain, though. We are late cycle and spreads could certainly widen from here. Managers focused on credit analysis should do well for investors looking to opportunistically take advantage of more attractive valuations even in a period of more mixed economic data. We will look to take advantage of the recent repricing, but we expect the portfolios to move up in credit quality by the end of 2019.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

26

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/18)	(12/31/18)	(7/1/18–12/31/18)*
Expense Examples
Actual	$1,000.00	$ 974.18	$4.58
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.57	$4.69

*	Expenses are equal to the annualized expense ratio of .92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total value of investments.

27

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund For Income and the ICE Bank of America Merrill Lynch (“ICE BofAML”) BB-B U.S. Cash Pay High Yield Constrained Index.

The graph compares a $10,000 investment in the First Investors Life Series Fund For Income beginning 12/31/08 with a theoretical investment in the ICE BofAML BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the ICE BofAML U.S. Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/18.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds in which the Fund primarily invests pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures from Intercontinental Exchange and all other figures are from Foresters Investment Management Company, Inc.

28

Portfolio of Investments
FUND FOR INCOME
December 31, 2018

Principal
Amount	Security	Value
	CORPORATE BONDS—89.3%
	Aerospace/Defense—1.5%
	Bombardier, Inc.:
$ 375M	8.75%, 12/1/2021 (a)	$ 387,656
275M	7.5%, 12/1/2024 (a)	259,875
	Meccanica Holdings USA, Inc.:
275M	7.375%, 7/15/2039 (a)	290,125
100M	6.25%, 1/15/2040 (a)	93,500
500M	TransDigm, Inc., 5.5%, 10/15/2020	496,875
		1,528,031
	Automotive—2.7%
425M	Adient Global Holdings, Ltd., 4.875%, 8/15/2026 (a)	327,250
475M	American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	434,031
125M	Asbury Automotive Group, Inc., 6%, 12/15/2024	120,312
225M	Avis Budget Group, Inc., 6.375%, 4/1/2024 (a)	216,000
175M	Cooper Standard Automotive, Inc., 5.625%, 11/15/2026 (a)	154,875
150M	Dana Financing Luxembourg Sarl, 6.5%, 6/1/2026 (a)	144,562
	Dana Holding Corp.:
100M	6%, 9/15/2023	99,875
250M	5.5%, 12/15/2024	233,750
	Hertz Corp.:
250M	5.875%, 10/15/2020	243,438
250M	7.625%, 6/1/2022 (a)	236,250
225M	J.B. Poindexter & Co., 7.125%, 4/15/2026 (a)	211,500
100M	LKQ Corp., 4.75%, 5/15/2023	94,500
275M	Tenneco, Inc., 5%, 7/15/2026	212,919
		2,729,262
	Building Materials—1.2%
325M	Building Materials Corp., 5.375%, 11/15/2024 (a)	306,312
500M	Griffon Corp., 5.25%, 3/1/2022	454,375
250M	New Enterprise Stone & Lime Co., 6.25%, 3/15/2026 (a)	228,125
200M	Standard Industries, Inc., 5.5%, 2/15/2023 (a)	196,500
		1,185,312
	Chemicals—2.6%
350M	Avantor, Inc., 9%, 10/1/2025 (a)	350,875
275M	Blue Cube Spinco, Inc., 10%, 10/15/2025	312,125
225M	Chemours Co., 6.625%, 5/15/2023	228,094
150M	CVR Partners, LP, 9.25%, 6/15/2023 (a)	156,562
225M	PQ Corp., 6.75%, 11/15/2022 (a)	232,875

29

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2018

Principal
Amount	Security	Value
	Chemicals (continued)
$ 625M	Rain CII Carbon, LLC, 7.25%, 4/1/2025 (a)	$ 568,750
200M	Rayonier AM Products, Inc., 5.5%, 6/1/2024 (a)	177,000
300M	Tronox, Inc., 6.5%, 4/15/2026 (a)	250,125
375M	Univar USA, Inc., 6.75%, 7/15/2023 (a)	371,719
		2,648,125
	Consumer Non-Durables—1.8%
275M	Eagle Intermediate Global Holding, 7.5%, 5/1/2025 (a)	258,294
125M	Energizer Gamma Acquisition, 6.375%, 7/15/2026 (a)	115,000
250M	Energizer Holdings, Inc., 5.5%, 6/15/2025 (a)	226,250
350M	First Quality Finance Co., 4.625%, 5/15/2021 (a)	340,375
250M	KGA Escrow, LLC, 7.5%, 8/15/2023 (a)	247,188
	Reynolds Group Holdings, Inc.:
509M	5.75%, 10/15/2020	508,146
125M	5.125%, 7/15/2023 (a)	119,219
		1,814,472
	Energy—11.8%
250M	Andeavor Logistics, LP, 6.875%, 12/29/2049	222,969
125M	Antero Resources Corp., 5.375%, 11/1/2021	121,094
250M	Apergy Corp., 6.375%, 5/1/2026	243,750
525M	Baytex Energy Corp., 5.125%, 6/1/2021 (a)	505,312
225M	Berry Petroleum Co., 7%, 2/15/2026 (a)	203,625
	Blue Racer Midstream, LLC:
200M	6.125%, 11/15/2022 (a)	194,000
250M	6.625%, 7/15/2026 (a)	233,750
400M	California Resources Corp., 8%, 12/15/2022 (a)	272,000
225M	Callon Petroleum Co., 6.375%, 7/1/2026	210,375
	Carrizo Oil & Gas, Inc.:
50M	6.25%, 4/15/2023	46,500
75M	8.25%, 7/15/2025	73,875
	Chesapeake Energy Corp.:
150M	4.875%, 4/15/2022	131,625
400M	7%, 10/1/2024	348,000
	Consolidated Energy Finance SA:
375M	6.53819%, 6/15/2022 (a)†	374,232
150M	6.5%, 5/15/2026 (a)	144,375
250M	Covey Park Energy, LLC, 7.5%, 5/15/2025 (a)	216,250
	Crestwood Midstream Partners, LP:
250M	6.25%, 4/1/2023	241,875
450M	5.75%, 4/1/2025	419,625
250M	CrownRock, LP, 5.625%, 10/15/2025 (a)	225,937

30

Principal
Amount	Security	Value
	Energy (continued)
$ 225M	CSI Compressco, LP, 7.5%, 4/1/2025 (a)	$ 210,375
275M	Delek Logistics Partners, LP, 6.75%, 5/15/2025	268,125
100M	Denbury Resources, Inc., 9%, 5/15/2021 (a)	93,500
	Diamondback Energy, Inc.:
275M	4.75%, 11/1/2024 (a)	266,750
75M	4.75%, 11/1/2024	72,750
375M	EnLink Midstream Partners, LP, 4.85%, 7/15/2026	338,681
400M	Exterran Partners, LP, 6%, 10/1/2022	378,000
100M	Forum Energy Technologies, Inc., 6.25%, 10/1/2021	88,500
	Genesis Energy, LP:
200M	6.75%, 8/1/2022	196,000
100M	5.625%, 6/15/2024	86,250
300M	Global Partners, LP, 6.25%, 7/15/2022	285,000
	Gulfport Energy Corp.:
200M	6.625%, 5/1/2023	190,000
175M	6.375%, 5/15/2025	155,531
250M	Laredo Petroleum, Inc., 6.25%, 3/15/2023	225,625
250M	Matador Resources Co., 5.875%, 9/15/2026	230,625
325M	McDermott Escrow 1, Inc., 10.625%, 5/1/2024 (a)	275,438
	Murphy Oil Corp.:
50M	4.45%, 12/1/2022	47,201
175M	5.75%, 8/15/2025	163,903
100M	5.875%, 12/1/2042	76,588
275M	Nabors Industries, Inc., 5.75%, 2/1/2025	208,882
150M	Northern Oil and Gas, Inc., 8.5%, 5/15/2023 (c)(d)	145,125
	Oasis Petroleum, Inc.:
250M	6.875%, 1/15/2023	231,563
175M	6.25%, 5/1/2026 (a)	147,438
250M	Parkland Fuel Corp., 6%, 4/1/2026 (a)	235,625
	Parsley Energy, LLC:
125M	5.25%, 8/15/2025 (a)	113,750
50M	5.625%, 10/15/2027 (a)	45,687
	Precision Drilling Corp.:
103M	6.5%, 12/15/2021	96,127
150M	7.125%, 1/15/2026 (a)	129,750
200M	QEP Resources, Inc., 6.875%, 3/1/2021	202,500
	SM Energy Co.:
350M	5%, 1/15/2024	306,250
50M	6.625%, 1/15/2027	44,500
100M	Southwestern Energy Co., 7.5%, 4/1/2026	95,000
100M	Suburban Propane Partners, LP, 5.875%, 3/1/2027	89,000

31

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2018

Principal
Amount	Security	Value
	Energy (continued)
	Sunoco, LP:
$ 300M	4.875%, 1/15/2023	$ 293,250
175M	5.875%, 3/15/2028	164,129
100M	Transocean Guardian, Ltd., 5.875%, 1/15/2024 (a)	96,250
150M	Transocean Pontus, Ltd., 6.125%, 8/1/2025 (a)	145,500
	Transocean, Inc.:
150M	3.8%, 10/15/2022	132,750
225M	7.25%, 11/1/2025 (a)	197,438
75M	Unit Corp., 6.625%, 5/15/2021	68,625
	Whiting Petroleum Corp.:
250M	6.25%, 4/1/2023	228,750
175M	6.625%, 1/15/2026	150,938
	WPX Energy, Inc.:
94M	6%, 1/15/2022	91,885
50M	5.75%, 6/1/2026	45,500
		11,784,223
	Financials—5.7%
350M	Ally Financial, Inc., 8%, 11/1/2031	390,250
250M	Arch Merger Sub, Inc., 8.5%, 9/15/2025 (a)	226,800
225M	Credit Suisse Group AG, 7.5%, 12/11/2023 (a)	229,387
275M	CSTN Merger Sub, Inc., 6.75%, 8/15/2024 (a)	242,687
	DAE Funding, LLC:
125M	5.75%, 11/15/2023 (a)	124,062
550M	5%, 8/1/2024 (a)	533,500
	Icahn Enterprises, LP:
200M	6.25%, 2/1/2022	198,000
275M	6.75%, 2/1/2024	273,281
200M	Intesa Sanpaolo SpA, 5.017%, 6/26/2024 (a)	181,588
	Ladder Capital Finance Holdings, LLLP:
200M	5.25%, 3/15/2022 (a)	195,000
400M	5.25%, 10/1/2025 (a)	358,000
375M	LPL Holdings, Inc., 5.75%, 9/15/2025 (a)	352,500
575M	Navient Corp., 5.875%, 3/25/2021	552,719
	Park Aerospace Holdings:
81M	4.5%, 3/15/2023 (a)	75,938
525M	5.5%, 2/15/2024 (a)	507,938

32

Principal
Amount	Security	Value
	Financials (continued)
	Springleaf Finance Corp.:
$ 175M	7.75%, 10/1/2021	$ 176,313
250M	5.625%, 3/15/2023	231,250
250M	6.875%, 3/15/2025	224,375
300M	7.125%, 3/15/2026	268,313
200M	UniCredit SpA, 5.861%, 6/19/2032 (a)	176,220
225M	Wand Merger Corp., 8.125%, 7/15/2023 (a)	219,938
		5,738,059
	Food/Beverage/Tobacco—1.7%
50M	HLF Financing Sarl, LLC, 7.25%, 8/15/2026 (a)	49,313
300M	JBS USA LUX SA, 6.75%, 2/15/2028 (a)	293,625
275M	Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (a)	250,250
	Post Holdings, Inc.:
250M	5.5%, 3/1/2025 (a)	240,890
400M	5.75%, 3/1/2027 (a)	377,000
550M	Sigma Holdco BV, 7.875%, 5/15/2026 (a)	478,500
		1,689,578
	Forest Products/Containers—2.6%
	Ardagh Holdings USA, Inc.:
200M	4.625%, 5/15/2023 (a)	191,500
875M	7.25%, 5/15/2024 (a)	876,094
250M	Berry Global, Inc., 5.5%, 5/15/2022	249,687
250M	BWAY Holding Co., 5.5%, 4/15/2024 (a)	235,937
	Mercer International, Inc.:
50M	7.75%, 12/1/2022	51,625
175M	6.5%, 2/1/2024	171,938
225M	7.375%, 1/15/2025 (a)	225,000
75M	5.5%, 1/15/2026	67,500
250M	Schweitzer-Mauduit International, Inc., 6.875%, 10/1/2026 (a)	235,625
325M	Sealed Air Corp., 6.875%, 7/15/2033 (a)	325,813
		2,630,719
	Gaming/Leisure—4.2%
	Boyd Gaming Corp.:
375M	6.875%, 5/15/2023	380,156
200M	6%, 8/15/2026	187,750
200M	Cedar Fair, LP, 5.375%, 6/1/2024	196,500
200M	Golden Nugget, Inc., 8.75%, 10/1/2025 (a)	192,500
475M	IRB Holding Corp., 6.75%, 2/15/2026 (a)	416,813

33

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2018

Principal
Amount	Security	Value
	Gaming/Leisure (continued)
$ 400M	Jack Ohio Finance, LLC, 6.75%, 11/15/2021 (a)	$ 405,000
50M	Lions Gate Entertainment Corp., 5.875%, 11/1/2024 (a)	49,625
200M	MGM Resorts International, 6%, 3/15/2023	201,500
250M	National CineMedia, LLC, 6%, 4/15/2022	251,563
525M	Scientific Games International, Inc., 5%, 10/15/2025 (a)	469,875
175M	Silversea Cruise Finance, Ltd., 7.25%, 2/1/2025 (a)	185,885
125M	Six Flags Entertainment Corp., 4.875%, 7/31/2024 (a)	118,125
175M	Stars Group Holdings BV, 7%, 7/15/2026 (a)	170,625
	Viking Cruises, Ltd.:
600M	6.25%, 5/15/2025 (a)	594,000
175M	5.875%, 9/15/2027 (a)	163,625
250M	Wynn Las Vegas, LLC, 5.5%, 3/1/2025 (a)	233,750
		4,217,292
	Health Care—8.7%
125M	AMN Healthcare, Inc, 5.125%, 10/1/2024 (a)	120,000
	Bausch Health Cos., Inc.:
50M	6.5%, 3/15/2022 (a)	50,375
200M	5.5%, 3/1/2023 (a)	183,750
450M	7%, 3/15/2024 (a)	455,625
325M	6.125%, 4/15/2025 (a)	284,375
325M	9%, 12/15/2025 (a)	324,594
200M	8.5%, 1/31/2027 (a)	194,500
375M	Centene Corp., 6.125%, 2/15/2024	384,844
	CHS/Community Health Systems, Inc.:
100M	5.125%, 8/1/2021	93,250
375M	6.25%, 3/31/2023	342,206
250M	Cimpress NV, 7%, 6/15/2026 (a)	241,250
825M	DaVita, Inc., 5.125%, 7/15/2024	775,500
	Endo Finance, LLC:
175M	7.25%, 1/15/2022 (a)	152,250
225M	6%, 7/15/2023 (a)	172,687
	HCA, Inc.:
250M	6.25%, 2/15/2021	256,250
475M	5.875%, 5/1/2023	482,125
225M	5.375%, 2/1/2025	219,937
350M	5.875%, 2/15/2026	349,125
150M	5.25%, 6/15/2026	149,250
125M	5.5%, 6/15/2047	118,750
	HealthSouth Corp.:
175M	5.125%, 3/15/2023	172,375
200M	5.75%, 11/1/2024	198,750

34

Principal
Amount	Security	Value
	Health Care (continued)
	Mallinckrodt Finance SB:
$ 100M	4.875%, 4/15/2020 (a)	$ 97,000
275M	5.75%, 8/1/2022 (a)	237,875
225M	5.5%, 4/15/2025 (a)	156,375
300M	MEDNAX, Inc., 6.25%, 1/15/2027 (a)	290,250
	Molina Healthcare, Inc.:
400M	5.375%, 11/15/2022	387,500
250M	4.875%, 6/15/2025 (a)	229,063
125M	MPH Operating Partnership, LP, 7.125%, 6/1/2024 (a)	116,875
250M	Polaris Intermediate Corp., 8.5%, 12/1/2022 (a)	228,967
216M	RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/2023 (a)	218,970
450M	Syneos Health, Inc., 7.5%, 10/1/2024 (a)	470,250
100M	Tenet Healthcare Corp., 5.125%, 5/1/2025	93,500
464M	Universal Hospital Services, Inc., 7.625%, 8/15/2020	461,100
		8,709,493
	Home-Building—.2%
250M	William Lyon Homes, Inc., 6%, 9/1/2023	226,250
	Information Technology—5.1%
980M	Alliance Data Systems Corp., 5.375%, 8/1/2022 (a)	959,175
275M	Anixter, Inc., 6%, 12/1/2025 (a)	273,625
250M	CDW, LLC, 5%, 9/1/2025	240,312
475M	CommScope Technologies, LLC, 6%, 6/15/2025 (a)	434,625
	Diamond 1 Finance Corp.:
375M	5.875%, 6/15/2021 (a)	375,533
125M	7.125%, 6/15/2024 (a)	127,284
150M	J2 Cloud Services, LLC, 6%, 7/15/2025 (a)	147,188
	NCR Corp.:
275M	4.625%, 2/15/2021	268,813
150M	5.875%, 12/15/2021	146,813
150M	Nielsen Finance, LLC, 5%, 4/15/2022 (a)	144,000
350M	Nuance Communications, Inc., 6%, 7/1/2024	349,563
550M	Rackspace Hosting, Inc., 8.625%, 11/15/2024 (a)	430,375
575M	Solera, LLC, 10.5%, 3/1/2024 (a)	615,250
250M	Symantec Corp., 5%, 4/15/2025 (a)	233,794
100M	Verisign, Inc., 4.75%, 7/15/2027	94,155
275M	Verscend Holding Corp., 9.75%, 8/15/2026 (a)	259,531
		5,100,036

35

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2018

Principal
Amount	Security	Value
	Manufacturing—2.0%
$ 375M	ATS Automation Tooling Systems, Inc., 6.5%, 6/15/2023 (a)	$ 379,687
250M	Brand Energy & Infrastructure, 8.5%, 7/15/2025 (a)	214,375
175M	Cloud Crane, LLC, 10.125%, 8/1/2024 (a)	180,250
425M	Grinding Media, Inc., 7.375%, 12/15/2023 (a)	413,312
300M	H&E Equipment Services, Inc., 5.625%, 9/1/2025	276,375
200M	Park-Ohio Industries, Inc., 6.625%, 4/15/2027	191,000
350M	Wabash National Corp., 5.5%, 10/1/2025 (a)	301,438
		1,956,437
	Media-Broadcasting—2.5%
	Belo Corp.:
100M	7.75%, 6/1/2027	104,000
325M	7.25%, 9/15/2027	336,375
125M	Gray Escrow, Inc., 7%, 5/15/2027 (a)	121,959
225M	LIN Television Corp., 5.875%, 11/15/2022	225,000
	Nexstar Broadcasting, Inc.:
225M	6.125%, 2/15/2022 (a)	224,437
200M	5.625%, 8/1/2024 (a)	187,500
	Sinclair Television Group, Inc.:
300M	5.625%, 8/1/2024 (a)	282,000
100M	5.875%, 3/15/2026 (a)	93,625
225M	5.125%, 2/15/2027 (a)	199,687
725M	Sirius XM Radio, Inc., 6%, 7/15/2024 (a)	729,531
		2,504,114
	Media-Cable TV—10.2%
	Altice Financing SA:
525M	6.625%, 2/15/2023 (a)	505,312
200M	7.5%, 5/15/2026 (a)	183,000
200M	Altice Finco SA, 7.625%, 2/15/2025 (a)	166,750
	Altice France SA:
600M	6.25%, 5/15/2024 (a)	561,750
200M	8.125%, 2/1/2027 (a)	189,000
	AMC Networks, Inc.:
275M	5%, 4/1/2024	261,250
100M	4.75%, 8/1/2025	91,000

36

Principal
Amount	Security	Value
	Media-Cable TV (continued)
	CCO Holdings, LLC:
$ 200M	5.25%, 9/30/2022	$ 198,625
275M	5.125%, 2/15/2023	268,812
150M	5.75%, 9/1/2023	149,625
500M	5.875%, 4/1/2024 (a)	498,750
200M	5.125%, 5/1/2027 (a)	186,780
275M	5.875%, 5/1/2027 (a)	267,437
150M	5%, 2/1/2028 (a)	138,375
375M	Clear Channel International, 8.75%, 12/15/2020 (a)	379,687
	Clear Channel Worldwide Holdings, Inc.:
650M	Series “A”, 6.5%, 11/15/2022	646,750
550M	Series “B”, 6.5%, 11/15/2022	552,750
	CSC Holdings, LLC:
750M	5.375%, 7/15/2023 (a)	733,275
225M	7.75%, 7/15/2025 (a)	228,937
200M	6.625%, 10/15/2025 (a)	203,000
1,375M	10.875%, 10/15/2025 (a)	1,548,594
200M	7.5%, 4/1/2028 (a)	200,500
	DISH DBS Corp.:
400M	7.875%, 9/1/2019	409,120
225M	5%, 3/15/2023	188,156
250M	5.875%, 11/15/2024	202,187
	Gray Television, Inc.:
50M	5.125%, 10/15/2024 (a)	46,225
275M	5.875%, 7/15/2026 (a)	257,070
225M	Mediacom Broadband, LLC, 5.5%, 4/15/2021	225,000
575M	Midcontinent Communications & Finance Corp., 6.875%, 8/15/2023 (a)	592,250
	Netflix, Inc.:
100M	4.375%, 11/15/2026	91,000
100M	4.875%, 4/15/2028	91,500
	10,262,467
	Media-Diversified—1.0%
225M	Outdoor Americas Capital, LLC, 5.875%, 3/15/2025	221,625
800M	Tribune Media Co., 5.875%, 7/15/2022	808,000
		1,029,625
	Metals/Mining—5.1%
250M	AK Steel Corp., 7%, 3/15/2027	196,250
350M	Allegheny Technologies, Inc., 7.875%, 8/15/2023	358,312
125M	Big River Steel, LLC, 7.25%, 9/1/2025 (a)	124,375

37

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2018

Principal
Amount	Security	Value
	Metals/Mining (continued)
$ 175M	Commercial Metals Co., 5.375%, 7/15/2027	$ 157,062
250M	Constellium NV, 5.75%, 5/15/2024 (a)	231,250
	First Quantum Minerals, Ltd.:
400M	7.25%, 5/15/2022 (a)	372,500
350M	6.5%, 3/1/2024 (a)	291,812
175M	HudBay Minerals, Inc., 7.25%, 1/15/2023 (a)	173,688
450M	Joseph T. Ryerson & Son, Inc., 11%, 5/15/2022 (a)	454,500
100M	Mountain Province Diamonds, Inc., 8%, 12/15/2022 (a)	100,675
250M	Natural Resource Partners, LP, 10.5%, 3/15/2022	258,750
175M	Northwest Acquisitions, ULC, 7.125%, 11/1/2022 (a)	173,303
	Novelis, Inc.:
275M	6.25%, 8/15/2024 (a)	259,188
425M	5.875%, 9/30/2026 (a)	377,188
750M	SunCoke Energy Partners, LP, 7.5%, 6/15/2025 (a)	712,500
300M	Teck Resources, Ltd., 6%, 8/15/2040	280,500
300M	TMS International Corp., 7.25%, 8/15/2025 (a)	281,250
325M	United States Steel Corp., 6.25%, 3/15/2026	285,594
		5,088,697
	Real Estate—1.3%
	Geo Group, Inc.:
100M	5.125%, 4/1/2023	90,375
225M	6%, 4/15/2026	198,281
150M	Greystar Real Estate Partners, 5.75%, 12/1/2025 (a)	147,000
	Iron Mountain, Inc.:
225M	5.75%, 8/15/2024	214,313
250M	5.25%, 3/15/2028 (a)	221,875
175M	Lennar Corp., 4.875%, 12/15/2023	168,656
80M	MPT Operating Partnership, LP, 6.375%, 3/1/2024	82,400
225M	Sabra Health Care, LP, 5.125%, 8/15/2026	208,844
		1,331,744
	Retail-General Merchandise—1.8%
	1011778 B.C., ULC:
500M	4.625%, 1/15/2022 (a)	485,000
250M	5%, 10/15/2025 (a)	230,625
	AmeriGas Partners, LP:
125M	5.625%, 5/20/2024	118,750
250M	5.5%, 5/20/2025	230,000
225M	J.C. Penney Co., Inc., 8.625%, 3/15/2025	121,500

38

Principal
Amount	Security	Value
	Retail-General Merchandise (continued)
$ 150M	KFC Holding Co., LLC, 5%, 6/1/2024 (a)	$ 145,125
425M	L Brands, Inc., 6.75%, 7/1/2036	348,500
125M	SRS Distribution, Inc., 8.25%, 7/1/2026 (a)	115,000
		1,794,500
	Services—1.9%
425M	ADT Corp., 3.5%, 7/15/2022	394,719
25M	AECOM, 5.125%, 3/15/2027	21,500
	First Data Corp.:
500M	5.375%, 8/15/2023 (a)	492,500
125M	5%, 1/15/2024 (a)	120,781
325M	GW Honos Security Corp., 8.75%, 5/15/2025 (a)	297,375
50M	KAR Auction Services, Inc., 5.125%, 6/1/2025 (a)	45,375
	United Rentals, Inc.:
150M	4.625%, 10/15/2025	134,250
100M	6.5%, 12/15/2026	98,750
325M	5.5%, 5/15/2027	302,250
		1,907,500
	Telecommunications—3.8%
375M	CenturyLink, Inc., 5.8%, 3/15/2022	362,812
	Frontier Communications Corp.:
200M	10.5%, 9/15/2022	140,000
350M	11%, 9/15/2025	219,607
125M	8.5%, 4/1/2026 (a)	109,687
	GCI, Inc.:
300M	6.75%, 6/1/2021	301,434
950M	6.875%, 4/15/2025	926,250
225M	Qwest Corp., 7.25%, 9/15/2025	231,962
125M	Telecom Italia Capital SA, 7.2%, 7/18/2036	120,000
200M	Telecom Italia SpA, 5.303%, 5/30/2024	190,750
475M	Telesat Canada, 8.875%, 11/15/2024 (a)	495,188
	Zayo Group, LLC:
350M	6%, 4/1/2023	333,414
100M	6.375%, 5/15/2025	93,375
275M	5.75%, 1/15/2027 (a)	246,125
		3,770,604

39

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2018

Principal
Amount	Security	Value
	Transportation—1.8%
$ 375M	BCD Acquisition, Inc., 9.625%, 9/15/2023 (a)	$ 387,187
	Fly Leasing, Ltd.:
275M	6.375%, 10/15/2021	275,000
250M	5.25%, 10/15/2024	226,875
225M	Mobile Mini, Inc., 5.875%, 7/1/2024	221,063
750M	XPO Logistics, Inc., 6.125%, 9/1/2023 (a)	726,188
		1,836,313
	Utilities—3.5%
	AES Corp.:
150M	6%, 5/15/2026	153,000
100M	5.125%, 9/1/2027	96,250
	Calpine Corp.:
225M	5.75%, 1/15/2025	206,437
275M	5.25%, 6/1/2026 (a)	251,969
250M	Cheniere Corpus Christi Holdings, 5.125%, 6/30/2027	236,950
75M	Clearway Energy Operating, LLC, 5.75%, 10/15/2025 (a)	71,906
250M	DCP Midstream Operating, LP, 3.875%, 3/15/2023	235,000
300M	Drax Finco, PLC, 6.625%, 11/1/2025 (a)	295,500
275M	Dynegy, Inc., 7.375%, 11/1/2022	284,625
250M	Energy Transfer Partners, LP, 6.25%, 12/29/2049	209,687
30M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	31,950
150M	NRG Yield Operating, LLC, 5%, 9/15/2026	135,375
303M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	321,467
800M	Targa Resources Partners, LP, 4.25%, 11/15/2023	743,000
250M	Terraform Power Operating, LLC, 5%, 1/31/2028 (a)	220,937
		3,494,053
	Waste Management—.5%
325M	Covanta Holding Corp., 5.875%, 7/1/2025	300,219
175M	GFL Environmental, Inc., 5.625%, 5/1/2022 (a)	162,312
		462,531
	Wireless Communications—4.1%
125M	Hughes Satellite Systems Corp., 5.25%, 8/1/2026	115,000
150M	Inmarsat Finance, PLC, 4.875%, 5/15/2022 (a)	142,185
600M	Intelsat Jackson Holdings SA, 8.5%, 10/15/2024 (a)	585,000
	Level 3 Financing, Inc.:
250M	6.125%, 1/15/2021	250,625
250M	5.125%, 5/1/2023	242,188
300M	5.375%, 1/15/2024	286,500

40

Principal
Amount	Security	Value
	Wireless Communications (continued)
$ 850M	Sprint Communications, Inc., 6%, 11/15/2022	$ 836,256
	Sprint Corp.:
625M	7.875%, 9/15/2023	642,969
125M	7.125%, 6/15/2024	124,105
150M	7.625%, 2/15/2025	150,375
200M	7.625%, 3/1/2026	198,000
	T-Mobile USA, Inc.:
50M	6.5%, 1/15/2024	51,250
250M	6%, 4/15/2024	250,625
200M	5.125%, 4/15/2025	195,000
		4,070,078
Total Value of Corporate Bonds (cost $94,488,835)		89,509,515
	LOAN PARTICIPATIONS†—4.0%
	Chemicals—.5%
495M	ColourOz Investment, 5.4874%, 9/7/2021	447,823
	Energy—.5%
75M	Centurion Pipeline, LLC, 6.053%, 9/26/2025	71,813
465M	Foresight Energy, LLC, 8.2766%, 3/16/2022	457,000
		528,813
	Food/Beverage/Tobacco—.8%
495M	Chobani, LLC, 6.0223%, 10/9/2023	460,933
323M	Sigma Bidco BV, 5.3981%, 7/2/2025	306,802
		767,735
	Gaming/Leisure—.6%
400M	Dorna Sports SL, 5.883%, 4/12/2024	394,000
213M	Seminole Hard Rock Entertainment, Inc., 5.146%, 5/8/2020	211,322
		605,322
	Health Care—.3%
349M	Inovalon Holdings, Inc., 5.9375%, 4/2/2025	339,524
	Media-Diversified—.5%
500M	Tribune Media Co., 5.5223%, 1/29/2024	493,750

41

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2018

Principal
Amount	Security	Value
	Telecommunication Services—.8%
$ 800M	Intelsat Jackson Holdings SA, 5.5%, 1/2/2024 (b)	$ 797,400
Total Value of Loan Participations (cost $4,074,318)		3,980,367
	PASS-THROUGH CERTIFICATES—. 5%
	Transportation
537M	American Airlines 13-2 B PTT, 5.6%, 1/15/2022
	(cost $545,992) (a)	542,189
Total Value of Investments (cost $99,109,145)	93.8%	94,032,071
Other Assets, Less Liabilities	6.2	6,166,380
Net Assets	100.0%	$100,198,451

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).
(c)	Denotes a step bond (a zero coupon bond that converts to a fixed interest rate at a designated date)
(d)	Denotes a PIK bond (a bond that pays interest in the form of additional bonds instead of cash.)
†	The interest rates shown on variable and floating rate notes are adjusted periodically; the rates shown are the rates in effect at December 31, 2018.

Summary of Abbreviations:
	LLLP	Limited Liability Limited Partnership
	PTT	Pass-Through Trust
	ULC	Unlimited Liability Corporation

42

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$89,509,515	$—	$89,509,515
Loan Participations	—	3,980,367	—	3,980,367
Pass-Through Certificates	—	542,189	—	542,189
Total Investments in Securities*	$—	$94,032,071	$—	$94,032,071

*	The Portfolio of Investments provides information on the industry categorization of corporate bonds, loan participations and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended
December 31, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	43

Portfolio Manager’s Letter
GOVERNMENT CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Series Government Cash Management Fund for the year ended December 31, 2018. During the year, the Fund’s return on a net asset value basis was 1.24%, including dividends of 1.2 cents per share. The Fund maintained a $1.00 net asset value per share throughout the year.

Economic Overview

Despite escalating trade tensions, especially between the U.S. and China, the U.S. enjoyed strong economic conditions throughout most of 2018. Record corporate earnings, strong GDP growth, tax cuts to start the year, low unemployment, and healthy consumer confidence and spending buoyed the economy. However, the economic climate and forward corporate guidance began to taper off near the end of the year. Globally, the world experienced tensions within emerging markets, such as debt issues in Turkey, trade tensions with China, and continued uncertainty in Europe with Brexit concerns.

The U.S. economy started the year with a continuation of 2017’s “Goldilocks” environment, posting annualized growth rates of 4.2% and 3.4% for the second and third quarters, respectively. Unemployment, at 3.7% in November, remained at a record 50-year low, boosting consumer confidence but tightening the domestic labor supply. Consumer confidence persisted at elevated levels throughout 2018, although some deterioration occurred towards year-end. Despite witnessing multi-year highs in retail sales and personal spending, the backdrop changed late in the third quarter as global economic growth started to slow and economic indicators began to fall off. Consumer confidence dropped to a two-year low in December, while the ISM manufacturing index fell to 54.1, the most severe decline since October 2008 and below even the most pessimistic of industry estimations at 55.0. It is worth noting, however, that any level above 50 is still considered expansionary.

The Federal Reserve (the Fed) stayed its course in 2018, raising interest rates four times and bringing the central bank’s benchmark interest rate to a range of 2.25% to 2.5%. This brings the total number of hikes since the Fed began tightening in December 2015 to nine. While the Fed has maintained a fairly hawkish stance throughout 2018, its tone turned more dovish toward the end of the year.

As the year progressed, central bank tightening began to put immense strains on both domestic as well as global markets, with the days of “easy money” a thing of the past and liquidity drying up. A modern barometer that is sometimes used to gauge if a recession may be looming, the 2-year versus 10-year U.S. Treasury spread, continued

44

to flatten throughout 2018, reaching a low of 11 basis points (bps), last seen prior to the 2008 recession. While inversion is typically seen as a precursor to a recession, it has historically taken an average of 20 months between when the yield curve first inverts and the start of an actual recession.

Global economic growth diverged from the U.S. In Europe, measured by the Euro-zone aggregate, economic growth averaged 2% throughout the year. Other developed economies, such as Japan, experienced equally lackluster GDP growth, averaging less than 1% in 2018. This divergence comes at a time when many countries still enjoyed loose central bank policy, contrary to the tightening in the U.S.

Emerging markets, excluding China, experienced a turbulent year, starting off 2018 on a positive note, quickly followed by a sharp sell-off, then a mild recovery toward year-end. This was triggered by many idiosyncratic risks, such as the Turkish debt crisis, which then spread into other emerging markets. On the other hand, China maintained its growth rate, while facing many threats to its economy, albeit growth did appear to weaken as the year came to a close. The Chinese economy expanded at an average pace of 6.7% quarter-over-quarter during 2018, nearly 1.5% faster than the emerging markets aggregate. Trade concerns with the U.S. continued to persist; however, hopes of a resolution appeared to emerge near year-end.

The Bond Market

The story surrounding the fixed income market throughout 2018 was largely focused on strengthening economic growth, rising interest rates in the U.S., a shift from quantitative easing to quantitative tightening, trade tensions and overall accelerating political risks. Strong growth, wage inflation, rate hikes and a seemingly more hawkish Fed Chair Jerome Powell all contributed to persistent upward pressure on yields. Two-year U.S. Treasury note yields moved notably higher during the year in anticipation of Fed rate hikes, ending the year at 2.48%, versus 2017’s closing level of 1.88%. Meanwhile, 10-year U.S. Treasury yields rose by 28 bps. The 10-year U.S. Treasury note yield closed the year at 2.68% versus 2017’s closing level of 2.41%. The 10-year U.S. Treasury note yield hit a high of 3.23% in November 2018 and then proceeded to decrease sharply into year-end.

Bond prices tend to fall when interest rates rise. After negative returns during the first two quarters of the year, the broad U.S. bond market rebounded (especially in the fourth quarter) which was enough to eke out a slightly positive return for the year at 0.05%. The federal funds target range during 2018 went from 1.50% to 2.50%, as the Fed hiked rates four times during the year, bringing the total number of rate hikes to nine since December of 2015. The rise in rates also resulted in a flatter yield curve.

45

Portfolio Manager’s Letter (continued)
GOVERNMENT CASH MANAGEMENT FUND

Fixed income sectors performed better than equity sectors in 2018, although not surprisingly, their gains were limited to the high quality Treasury Index (0.80%) and the Agency Index (1.37%). The Corporate Bond Index fell by –2.25%, but the High Yield Index was the worst performing fixed income asset class, down –2.27% for the year. Credit-sensitive bonds fell in the fourth quarter, in particular, due to pressure from tightening financial conditions and falling commodity prices.

In terms of bond spreads, a widening occurred across the U.S. investment-grade and U.S. high yield markets during the year. New issue supply, combined with increased merger and acquisition (M&A) risk and political uncertainty led, in part, to wider spreads for the U.S. investment grade market. The high yield market, however, benefited from technical factors. New issue supply was lower year-over-year and the inherently short duration nature of high yield insulated it to some extent from the rise in interest rates.

For the year, municipal bonds, represented by the BofA ML Municipal Securities Index, returned 1.04%, benefiting from lower new issuance in 2018. Last year’s muni issuance totaled $338 billion (net issuance was $45 billion), which represented a decrease of 25% year-over-year. Municipal bond mutual funds had positive inflows of approximately $5 billion throughout 2018.1 Long-term yields were 48 bps higher, while two-year rates rose 22 bps. The yield curve (2-year versus 30-year municipals) steepened 26 bps to a spread of 124 bps at year-end. The BofA ML Municipal High Yield Index returned 7.20% for the year.

The Fund

Short-term interest rates have risen by 225 bps (2.25%) since the Federal Open Market Committee (FOMC) exited its Zero Interest Rate Policy more than three years ago. The Fed has maneuvered through this cycle, which began in December 2015, in a very modest and measured pace—raising its benchmark short-term interest rate in 25 bps increments only nine times during the last 38 months, four of which occurred during 2018. Historically, the FOMC has raised short-term interest rates in an effort to reduce inflationary pressures in the economy. The rate of increases during this cycle has been slower and more modest than many past tightening cycles because inflation has remained remarkably contained.

Regulatory reforms that became effective in 2016 caused structural changes that continue to affect both the money market and money market investments. Many money market funds, including yours, chose to convert to government money market

46

funds which invest nearly all of their assets in securities that are issued by the U.S. government or its agencies or instrumentalities, the lowest risk investments available. Though these enacted reform-driven changes have likely suppressed returns for those who operate in these low risk products, these reforms have also undeniably reduced certain types of risks to the investor. The Fund also maintained a weighted average maturity of fewer than 60 days during the period in order to comply with current SEC rules designed to limit interest rate risk.

Although Foresters Investment Management Company (FIMCO) expects that the yield to shareholders may increase in the near term, the yield is likely to remain low, reflecting the projected yield environment. We would also like to point out that FIMCO continued to waive certain expenses during the period.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

47

Fund Expenses (unaudited)
GOVERNMENT CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/18)	(12/31/18)	(7/1/18–12/31/18)*
Expense Examples
Actual	$1,000.00	$1,012.41	$3.04
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.19	$3.06

*	Expenses are equal to the annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total value of investments.

48

Portfolio of Investments
GOVERNMENT CASH MANAGEMENT FUND
December 31, 2018

Principal		Interest
Amount	Security	Rate	*	Value
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—55.2%
	U.S. Treasury Bills:
$ 450M	1/8/2019	2.24%		$ 449,804
200M	1/10/2019	2.10		199,894
200M	1/15/2019	2.26		199,824
250M	1/17/2019	2.26		249,748
400M	1/22/2019	2.30		399,463
350M	1/24/2019	2.27		349,493
750M	1/29/2019	2.34		748,635
850M	2/5/2019	2.34		848,063
350M	2/7/2019	2.16		349,216
550M	2/12/2019	2.35		548,491
450M	2/19/2019	2.38		448,544
500M	3/7/2019	2.34		497,886
350M	3/21/2019	2.34		348,202
250M	4/11/2019	2.40		248,326
300M	5/9/2019	2.43		297,397
250M	7/18/2019	2.41		246,679
Total Value of Short-Term U.S. Government Obligations (cost $6,429,665)				6,429,665
	VARIABLE AND FLOATING RATE NOTES—25.7%
	Federal Farm Credit Bank:
700M	5/16/2019	2.65		700,691
400M	8/9/2019	2.57		400,581
300M	11/14/2019	2.61		300,589
	Federal Home Loan Bank:
500M	4/9/2019	2.09		499,829
400M	4/26/2019	2.43		399,998
300M	7/5/2019	2.25		300,193
400M	7/25/2019	2.42		399,928
Total Value of Variable and Floating Rate Notes (cost $3,001,809)				3,001,809

49

Portfolio of Investments (continued)
GOVERNMENT CASH MANAGEMENT FUND
December 31, 2018

Principal			Interest
Amount	Security		Rate	*	Value
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—18.5%
	Federal Home Loan Bank:
$ 350M	1/16/2019		2.28%		$ 349,666
350M	1/22/2019		2.33		349,524
600M	1/28/2019		2.37		598,932
500M	2/8/2019		2.35		498,755
360M	Freddie Mac, 1/18/2019		2.25		359,615
Total Value of Short-Term U.S. Government Agency Obligations
(cost $2,156,492)					2,156,492
Total Value of Investments (cost $11,587,966)**		99.4%			11,587,966
Other Assets, Less Liabilities		.6			66,169
Net Assets		100.0%			$11,654,135

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on variable and floating rate notes are adjusted periodcally; the rates shown are the rates in effect at December 31, 2018.

**	Aggregate cost for federal income tax purposes is the same.

50

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Short-Term U.S. Government
Obligations	$—	$6,429,665	$—	$6,429,665
Variable and Floating Rate Notes:
U.S. Government Agency
Obligations	—	3,001,809	—	3,001,809
Short-Term U.S. Government
Agency Obligations	—	2,156,492	—	2,156,492
Total Investments in Securities	$—	$11,587,966	$—	$11,587,966

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	51

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Life Series Growth & Income Fund for the year ended December 31, 2018. During the year, the Fund’s return on a net asset value basis was –10.17%, including dividends of 67.9 cents per share and capital gains of $2.17 per share. This return underperformed the Fund’s benchmark, the Russell 1000 Value Index, which returned –8.27% during the period.

Economic Overview

Despite escalating trade tensions, especially between the U.S. and China, the U.S. enjoyed strong economic conditions throughout most of 2018. Record corporate earnings, strong GDP growth, tax cuts to start the year, low unemployment, and healthy consumer confidence and spending buoyed the economy. However, the economic climate and forward corporate guidance began to taper off near the end of the year. Globally, the world experienced tensions within emerging markets, such as debt issues in Turkey, trade tensions with China, and continued uncertainty in Europe with Brexit concerns.

The U.S. economy started the year with a continuation of 2017’s “Goldilocks” environment, posting annualized growth rates of 4.2% and 3.4% for the second and third quarters, respectively. Unemployment, at 3.7% in November, remained at a record 50-year low, boosting consumer confidence but tightening the domestic labor supply. Consumer confidence persisted at elevated levels throughout 2018, although some deterioration occurred towards year-end. Despite witnessing multi-year highs in retail sales and personal spending, the backdrop changed late in the third quarter as global economic growth started to slow and economic indicators began to fall off. Consumer confidence dropped to a two-year low in December, while the ISM manufacturing index fell to 54.1, the most severe decline since October 2008 and below even the most pessimistic of industry estimations at 55.0. It is worth noting, however, that any level above 50 is still considered expansionary.

The Federal Reserve (the Fed) stayed its course in 2018, raising interest rates four times and bringing the central bank’s benchmark interest rate to a range of 2.25% to 2.5%. This brings the total number of hikes since the Fed began tightening in December 2015 to nine. While the Fed has maintained a fairly hawkish stance throughout 2018, its tone turned more dovish toward the end of the year.

As the year progressed, central bank tightening began to put immense strains on both domestic as well as global markets, with the days of “easy money” a thing of the past and liquidity drying up. A modern barometer that is sometimes used to gauge if a

52

recession may be looming, the 2-year versus 10-year U.S. Treasury spread, continued to flatten throughout 2018, reaching a low of 11 basis points (bps), last seen prior to the 2008 recession. While inversion is typically seen as a precursor to a recession, it has historically taken an average of 20 months between when the yield curve first inverts and the start of an actual recession.

Global economic growth diverged from the U.S. In Europe, measured by the Euro-zone aggregate, economic growth averaged 2% throughout the year. Other developed economies, such as Japan, experienced equally lackluster GDP growth, averaging less than 1% in 2018. This divergence comes at a time when many countries still enjoyed loose central bank policy, contrary to the tightening in the U.S.

Emerging markets, excluding China, experienced a turbulent year, starting off 2018 on a positive note, quickly followed by a sharp sell-off, then a mild recovery toward year-end. This was triggered by many idiosyncratic risks, such as the Turkish debt crisis, which then spread into other emerging markets. On the other hand, China maintained its growth rate, while facing many threats to its economy, albeit growth did appear to weaken as the year came to a close. The Chinese economy expanded at an average pace of 6.7% quarter-over-quarter during 2018, nearly 1.5% faster than the emerging markets aggregate. Trade concerns with the U.S. continued to persist; however, hopes of a resolution appeared to emerge near year-end.

The Equity Market

After returning 10.6% for the first nine months of the year, U.S. stocks suffered a meaningful reversal during the fourth quarter of 2018, driven by concerns over fiscal tightening, the ongoing U.S.-China trade dispute and slowing global growth. The S&P 500 Index returned –13.5% during the final quarter of the year, with a decline of –9.0% in December alone. This drove the S&P’s 2018 return to –4.4%, its first negative total-return year since 2008. The forward earnings multiple for the S&P contracted from 18x in January to 15x at year’s end.

Within the S&P 500, Healthcare (6%), Utilities (4%) and Consumer Discretionary (0.8%) were the only GICS sectors to post positive total returns during the year. The worst-performing sectors were Energy (–18%), Materials (–13%) and Financials (–13%), which all saw declines in the fourth quarter. The Technology sector also posted a steep –17% return during the quarter, effectively offsetting its positive 20% return posted through September.

On the style front, growth outperformed value during the first three quarters of the year, but growth stocks drove the sell-off witnessed during the final quarter of 2018. The S&P 500 Growth Index returned –0.01% for the year compared to the S&P

53

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

500 Value Index’s –8.95% return. Although small-cap stocks meaningfully outperformed large caps and mid-caps through August, sharp declines during the final four months of the year rendered small caps the worst performer for 2018. For the year, the Russell 1000 (–4.8%) outperformed the Russell Mid-Cap (–9.1%) and the Russell 2000 (–11.0%).

The Fund

Compared to its benchmark, the Fund suffered disappointing returns in the Industrials and Consumer Discretionary sectors, which more than offset strong stock selection in the Healthcare and Energy sectors. Within the Industrials sector, three individual stock detractors included building product suppliers Owens Corning and Masco, both of which were impacted by weakening residential construction trends, as well as higher cost pressures, and pump manufacturer Gardner Denver, which saw weakening trends among its oilfield clients. Within the Consumer Discretionary sector, retailer L Brands declined primarily on weakness in its Victoria Secret stores, whereas luxury spending concerns (both in developed markets and China) weighed on accessory-provider Tapestry. Cafeteria operator Aramark also sank on a lowered growth outlook and inflation concerns. Beyond these two sectors, individual stock decliners included tobacco giants Philip Morris and Altria Group, both of which were impacted by incremental regulatory and competitive threats, and oilfield service provider Haliburton, which saw cost and logistical constraints in the first half of the year followed by prospects of a reduced spending environment (driven by the declining price of oil) in the second half of the year.

The Fund enjoyed pockets of strength in 2018, but these were not enough to offset the headwinds described above. Strong stock selection in the Healthcare sector was driven by solid returns from animal health providers Zoetis and Phibro Animal Health, as well as laboratory equipment provider Thermo Fisher Scientific, all of which continued to benefit from healthy end-market demand. The Fund also enjoyed strong selection in the Materials sector, helped by activist involvement at paint and coatings manufacturer RPM International, as well as the Energy sector, helped by oil producer ConocoPhillips (which gained despite crude’s decline). Outside of these sectors, the Fund saw strong performance from such individual names as Microsoft, Dell Technologies and Merck.

54

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

55

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/18)	(12/31/18)	(7/1/18–12/31/18)*
Expense Examples
Actual	$1,000.00	$ 898.30	$3.73
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.28	$3.97

*	Expenses are equal to the annualized expense ratio of .78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total value of investments.

56

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Growth & Income Fund, the MSCI USA Value Index**, the Standard & Poor’s 500 Index and the Russell 1000 Value Index.

The graph compares a $10,000 investment in the First Investors Life Series Growth & Income Fund beginning 12/31/08 with theoretical investments in the MSCI USA Value Index, the Standard & Poor’s 500 Index and the Russell 1000 Value Index (the “Indices”). The MSCI USA Value Index captures large and mid-cap securities exhibiting overall value characteristics. The value investment style characteristics for index construction are defined using book value to price, 12-month forward earnings to price and dividend yield. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/18.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from MSCI, Standard & Poor’s and FTSE Russell. All other figures are from Foresters Investment Management Company, Inc.

** The Fund changed its primary broad based securities index to the MSCI USA Value Index as of January 31, 2019. The Fund had previously changed its primary broad-based securities index to the Russell 1000 Value Index on March 14, 2018. In each case, the Fund elected to use the new index because it more closely reflected the Fund’s investment strategies. After this year we will not show comparisons to the Standard & Poor’s 500 Index and the Russell 1000 Value Index.

57

Portfolio of Investments
GROWTH & INCOME FUND
December 31, 2018

Shares		Security	Value
		COMMON STOCKS—95.3%
		Communication Services—7.7%
3,300	*	Alphabet, Inc. – Class “A”	$ 3,448,368
236,150		AT&T, Inc.	6,739,721
52,100		CBS Corp. – Class “B”	2,277,812
160,550		Comcast Corp. – Special Shares “A”	5,466,727
24,800	*	Take-Two Interactive Software, Inc.	2,552,912
161,800		Verizon Communications, Inc.	9,096,396
47,750		Walt Disney Co.	5,235,787
			34,817,723
		Consumer Discretionary—5.1%
35,650		Aptiv, PLC	2,194,971
76,800		Aramark Holdings Corp.	2,224,896
14,150	*	Burlington Stores, Inc.	2,301,780
13,500		Home Depot, Inc.	2,319,570
37,650		Lowe’s Cos., Inc.	3,477,354
25,600		McDonald’s Corp.	4,545,792
28,800		Ross Stores, Inc.	2,396,160
99,600		Tapestry, Inc.	3,361,500
			22,822,023
		Consumer Staples—8.1%
107,950		Altria Group, Inc.	5,331,650
46,818		Coca-Cola Co.	2,216,832
113,029		Koninklijke Ahold Delhaize NV (ADR)	2,851,722
90,050		Mondelez International, Inc. – Class “A”	3,604,702
53,100		PepsiCo, Inc.	5,866,488
62,500		Philip Morris International, Inc.	4,172,500
75,900		Procter & Gamble Co.	6,976,728
58,600		Walmart, Inc.	5,458,590
			36,479,212
		Energy—8.8%
44,350		Anadarko Petroleum Corp.	1,944,304
136,988		BP, PLC (ADR)	5,194,585
48,150		Chevron Corp.	5,238,238
77,200		ConocoPhillips	4,813,420
47,750		EOG Resources, Inc.	4,164,277
91,650		ExxonMobil Corp.	6,249,614
58,350		Hess Corp.	2,363,175

58

Shares		Security	Value
		Energy (continued)
52,022		Marathon Petroleum Corp.	$ 3,069,818
142,007		Suncor Energy, Inc.	3,971,936
32,100		Valero Energy Corp.	2,406,537
			39,415,904
		Financials—18.7%
68,356		American Express Co.	6,515,694
350,100		Bank of America Corp.	8,626,464
74,050		Bank of New York Mellon Corp.	3,485,533
31,000	*	Berkshire Hathaway, Inc. – Class “B”	6,329,580
50,400		Chubb, Ltd.	6,510,672
123,900		Citigroup, Inc.	6,450,234
75,500		Citizens Financial Group, Inc.	2,244,615
30,100		Comerica, Inc.	2,067,569
50,843		Discover Financial Services	2,998,720
15,800		Goldman Sachs Group, Inc.	2,639,390
105,988		JPMorgan Chase & Co.	10,346,549
60,600		MetLife, Inc.	2,488,236
54,950		Morgan Stanley	2,178,768
33,200		PNC Financial Services Group, Inc.	3,881,412
138,200		Sterling Bancorp	2,281,682
120,200		U.S. Bancorp	5,493,140
199,567		Wells Fargo & Co.	9,196,047
			83,734,305
		Health Care—17.7%
74,550		Abbott Laboratories	5,392,201
13,800		Allergan, PLC	1,844,508
14,650		Anthem, Inc.	3,847,529
47,200		Bristol-Myers Squibb Co.	2,453,456
19,850	*	Centene Corp.	2,288,705
97,953		CVS Health Corp.	6,417,881
15,650		Eli Lilly & Co.	1,811,018
54,000		Gilead Sciences, Inc.	3,377,700
38,100		Hill-Rom Holdings, Inc.	3,373,755
59,725		Johnson & Johnson	7,707,511
66,300		Koninklijke Philips NV (ADR)	2,327,793
72,512		Medtronic, PLC	6,595,692
131,543		Merck & Co., Inc.	10,051,201
220,043		Pfizer, Inc.	9,604,877
60,350		Smith & Nephew, PLC (ADR)	2,255,883

59

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2018

Shares		Security	Value
		Health Care (continued)
19,893		Thermo Fisher Scientific, Inc.	$ 4,451,854
15,350		UnitedHealth Group, Inc.	3,823,992
21,172		Zoetis, Inc.	1,811,053
			79,436,609
		Industrials—8.9%
9,394		3M Co.	1,789,933
32,750		Eaton Corp., PLC	2,248,615
78,550	*	Gardner Denver Holdings, Inc.	1,606,348
42,000		Honeywell International, Inc.	5,549,040
38,600		Ingersoll-Rand, PLC	3,521,478
17,850		Lockheed Martin Corp.	4,673,844
27,750		ManpowerGroup, Inc.	1,798,200
40,800		Owens Corning	1,794,384
24,700		Stanley Black & Decker, Inc.	2,957,578
37,900		Triton International, Ltd.	1,177,553
47,600		Union Pacific Corp.	6,579,748
57,100		United Technologies Corp.	6,080,008
			39,776,729
		Information Technology—11.6%
30,000		Apple, Inc.	4,732,200
204,300		Cisco Systems, Inc.	8,852,319
51,500	*	eBay, Inc.	1,445,605
14,950	*	FleetCor Technologies, Inc.	2,776,514
170,400		Intel Corp.	7,996,872
99,500		Microsoft Corp.	10,106,215
14,150		NVIDIA Corp.	1,889,025
23,900		NXP Semiconductors NV	1,751,392
110,738		QUALCOMM, Inc.	6,302,100
50,250		Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,854,728
29,500		TE Connectivity, Ltd.	2,231,085
24,650		Texas Instruments, Inc.	2,329,425
			52,267,480
		Materials—3.5%
27,150		Celanese Corp.	2,442,685
86,000		DowDuPont, Inc.	4,599,280
43,150		FMC Corp.	3,191,374

60

Shares or
Principal
Amount	Security		Value
	Materials (continued)
52,500	International Paper Co.		$ 2,118,900
20,200	Linde, PLC		3,152,008
			15,504,247
	Real Estate—.6%
75,550	Brixmor Property Group, Inc. (REIT)		1,109,830
12,800	Federal Realty Investment Trust (REIT)		1,510,912
			2,620,742
	Utilities—4.6%
31,750	American Electric Power Co., Inc.		2,372,995
54,400	CMS Energy Corp.		2,700,960
53,600	Exelon Corp.		2,417,360
16,350	NextEra Energy, Inc.		2,841,957
31,450	Pinnacle West Capital Corp.		2,679,540
42,400	Utilities Select Sector SPDR Fund (ETF)		2,243,808
38,950	WEC Energy Group, Inc.		2,697,677
58,950	Xcel Energy, Inc.		2,904,467
			20,858,764
Total Value of Common Stocks (cost $331,989,403)			427,733,738
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—3.1%
	U.S. Treasury Bills:
$ 7,000M	2.28%, 1/8/2019		6,997,382
7,000M	2.3115%, 1/15/2019		6,994,267
Total Value of Short-Term U.S. Government Obligations (cost $13,990,596)			13,991,649
Total Value of Investments (cost $345,979,999)		98.4%	441,725,387
Other Assets, Less Liabilities		1.6	7,249,855
Net Assets		100.0%	$448,975,242

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust
	SPDR	Standard & Poor’s Depository Receipts

61

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2018

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$427,733,738	$—	$—	$427,733,738
Short-Term U.S. Government
Obligations	—	13,991,649	—	13,991,649
Total Investments in Securities*	$427,733,738	$13,991,649	$—	$441,725,387

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

62	See notes to financial statements

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors Life Series International Fund for the year ended December 31, 2018. During the year, the Fund’s return on a net asset value basis was –12.16%, including dividends of 20.9 cents per share and capital gains distributions of $1.20 per share. This return outperformed the Fund’s benchmark, the MSCI EAFE Index (Net), which returned –13.79% during the period.

The Markets

Developed and emerging markets both started 2018 with strong returns in January. However, after a sell-off in early February, volatility ensued and continued through the end of March, resulting in a tumultuous first quarter. While the MSCI EAFE Index ended the quarter in negative territory, emerging markets (EMs) overall delivered a small positive return. The eurozone recovery, supported by low interest rates and quantitative easing, continued in January. But in February, expectations of rising inflation and interest rates, primarily in the U.S., sparked a sell-off in European equities. And although the U.S. temporarily exempted the European Union (EU) from its planned steel and aluminum tariffs, the threat of a trade war between the U.S. and China weighed on EU markets through the end of March. Emerging markets did well in January, supported by strong commodity prices and Asian information technology names. In early February however, the EM benchmark declined with the developed markets due to concerns around inflation and interest rates rising at a faster-than-expected pace. By mid-March, the markets had recovered somewhat before selling off again on escalating U.S.-China trade tensions.

Volatility continued in the international equity markets through the second quarter of 2018. Despite solid economic growth momentum in the U.S., Europe, Japan, and many emerging markets, activity around the globe set the markets toward a risk-off footing. Concerns that prompted a change in the outlook included the U.S. continuing to lift rates on the back of accelerating inflation, a strong dollar alongside a sell-off in EM currencies, a continued rise in oil prices, and U.S.-initiated trade negotiations appearing set to impose tariffs, with China threatening retaliation. In the second quarter of 2018, the MSCI Europe Index rose 4.0% in euro terms, but because of currency movements, the Index dropped by 1.3% in U.S. dollar terms. Political unrest in Italy and Germany dominated headlines over the quarter. Emerging markets struggled again, with 11 countries delivering double-digit negative returns in U.S. dollar terms over the second quarter.

Volatility continued throughout the third quarter, as a host of geopolitical and macroeconomic risks, stemming from different corners of the earth, impacted markets. Investor concerns over a possible slowdown in global growth, escalating trade

63

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

tensions, country-specific political turmoil, rising oil prices and a sell-off in EM currencies weighed on the markets at times. Developed market equities proved to be more resilient than those in emerging markets. Contributing to market uncertainty was the ongoing trade spat between the U.S. and China, as the world’s two biggest economies exchanged tit-for-tat tariffs throughout the quarter. European equities turned in a lackluster performance for the third quarter, as the region came under pressure in August and September. Emerging markets continued to come under pressure as global trade frictions, a rising U.S. dollar, tighter Federal Reserve (Fed) monetary policy and higher oil prices drove assets away from riskier countries. Many EM currencies sold off, with Turkey, Argentina and South Africa among the hardest hit.

International equity markets faced significant pressure as volatility escalated in the final quarter of 2018. Equities alternated between panic and relief during the fourth quarter, depending on the prevailing direction of news regarding trade tensions, monetary tightening and slowing growth in China. Both the U.S. Fed and the European Central Bank (ECB) indicated an intent to proceed with the unwind of the quantitative easing program begun in the wake of the 2008 crisis, reigniting anxiety that the end of “easy money” would usher in weaker economic growth. European equities were hit hard across the board in the fourth quarter. EM performance was negative, but it fared only slightly better than the U.S. and Europe.

The Fund

Stocks that Helped Absolute Performance

Mastercard reported consistently strong results for the second quarter of 2018, with constant currency revenue growth in the mid-teens. Additionally, the company reported its strongest purchase volume growth in recent years. Mastercard is a dominant card payment network second only to Visa. Mastercard continues to benefit from strong secular tailwinds (cash-to-card conversion) and enjoys durable competitive moats as an indispensable component of the payment ecosystem. We believe the company can meet its goal of becoming a one-stop shop for all types of payments.

Visa reported consistently strong results for the second quarter of 2018, with constant currency revenue growth in the mid-teens. The company also increased its earnings guidance for 2018. Visa is a dominant card payment network that processes industry-leading global payment volumes outside of China. Visa has durable competitive moats as an indispensable component of the payment ecosystem and continues to benefit from strong secular tailwinds, driven by cash-to-card conversion. Visa operates with a high barrier to entry as a result of scale-based network effects and duopolistic market structure, and consistently returns cash to shareholders in terms of buybacks and dividends, driven by strong ROIC and robust FCF conversion.

64

In the first quarter of 2018, Booking Holdings reported strong fourth quarter 2017 results, which were above company guidance and consensus estimates. We believe the company still has room to increase its share of the global on-line bookings market. Booking Holdings (formerly The Priceline Group) is an online travel company that provides a variety of travel services. It operates through five primary brands, Booking.com, priceline.com, Agoda.com, KAYAK and Rentalcars.com. Through these and other brands, Booking operates in over 180 countries and benefits from a growing base of travelers from all over the world.

Stocks that Hurt Absolute Performance

British American Tobacco was weak this year after uncertainty increased in the tobacco space as new nicotine delivery products were launched and the U.S. FDA threatened increased regulations. We exited our position to reallocate capital to better opportunities.

Anheuser-Busch Inbev (ABI), the world’s largest brewer, reported weak third quarter 2018 results related to emerging market volatility and cut its dividend to help deleverage faster following the SAB acquisition. Emerging markets represent roughly 70% of ABI’s business and Brazil, Argentina, and South Africa have been under pressure. We believe the weakness is temporary and emerging markets may offer ABI significant growth opportunities over the long term.

Fresenius’s shares declined on poor third quarter sales and profit numbers due to weakness in its hospitals business (shorter patient stays and higher costs). Fresenius is a diversified health care business, with industry-leading businesses in hospital products (generic injectables, clinical nutrition, devices, infusion therapy), European hospitals, and dialysis products and services. The individual businesses benefit from consolidated industry structures, barriers to entry, and steady and non-cyclical demand growth.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

65

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/18)	(12/31/18)	(7/1/18–12/31/18)*
Expense Examples
Actual	$1,000.00	$ 878.41	$3.98
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.98	$4.28

*	Expenses are equal to the annualized expense ratio of .84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total value of investments.

66

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series International Fund, the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors Life Series International Fund beginning 12/31/08 with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with net dividends reinvested after deduction of foreign withholding taxes. The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/18.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Company, Inc. and all other figures are from Foresters Investment Management Company, Inc.

67

Portfolio of Investments
INTERNATIONAL FUND
December 31, 2018

Shares	Security	Value
	COMMON STOCKS—95.0%
	United Kingdom—17.5%
141,243	Bunzl, PLC	$ 4,264,870
29,233	DCC, PLC	2,230,033
111,177	Diageo, PLC	3,960,688
632,119	Domino’s Pizza Group, PLC	1,878,084
29,720	London Stock Exchange	1,538,731
41,921	Reckitt Benckiser Group, PLC	3,212,896
280,022	RELX NV	5,765,414
469,792	Rentokil Initial, PLC	2,019,143
		24,869,859
	France—11.5%
17,777	Air Liquide SA	2,208,911
11,340	L’Oreal SA	2,614,155
7,666	LVMH Moet Hennessy Louis Vuitton SE	2,267,855
29,605	Safran SA	3,575,164
22,383	Teleperformance	3,580,090
25,921	VINCI SA	2,138,923
		16,385,098
	India—8.8%
223,411	HDFC Bank, Ltd.	6,789,531
114,721	Housing Development Finance Corp., Ltd.	3,234,421
845,682	Power Grid Corp. of India	2,406,284
		12,430,236
	Canada—8.2%
92,566	Alimentation Couche-Tard, Inc. – Class “B”	4,604,569
36,487	Canadian National Railway Co.	2,702,315
6,802	Constellation Software, Inc.	4,353,938
		11,660,822
	Netherlands—7.4%
42,145	Heineken NV	3,727,809
124,696	Unilever NV – CVA	6,774,922
		10,502,731

68

Shares		Security	Value
		United States—7.3%
1,796	*	Booking Holdings, Inc.	$ 3,093,466
17,740		Mastercard, Inc. – Class “A”	3,346,651
20,225		Medtronic, PLC	1,839,666
10,512		Philip Morris International, Inc.	701,781
10,118		Visa, Inc. – Class “A”	1,334,969
			10,316,533
		Germany—5.9%
63,417		Fresenius SE & Co. KGaA	3,065,208
30,304		HeidelbergCement AG	1,857,571
34,548		SAP SE	3,428,881
			8,351,660
		Switzerland—5.2%
76,926		Nestle SA	6,243,529
97,328	*	UBS Group AG	1,213,996
			7,457,525
		Japan—4.3%
7,108		Keyence Corp.	3,592,709
17,600		Shimano, Inc.	2,481,025
			6,073,734
		Spain—3.7%
109,331		Grifols SA – Class “A”	2,868,594
92,488		Industria de Diseno Textil SA	2,368,390
			5,236,984
		China—3.3%
10,971	*	Alibaba Group Holding, Ltd. (ADR)	1,503,795
79,224		Tencent Holdings, Ltd.	3,176,852
20	*	Tencent Music Entertainment Group	269
			4,680,916
		Ireland—2.6%
34,294		Kingspan Group, PLC	1,468,749
26,856		Paddy Power Betfair, PLC	2,204,691
			3,673,440

69

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2018

Shares or
Principal
Amount	Security	Value
	Singapore—2.0%
159,000	United Overseas Bank	$ 2,866,305
	Hong Kong—1.6%
438,182	Techtronic Industries Co., Ltd.	2,327,868
	Belgium—1.3%
28,563	Anheuser-Busch InBev SA	1,888,295
	Taiwan—1.3%
51,154	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,888,094
	Mexico—1.2%
676,290	Walmart de Mexico	1,719,998
	Sweden—1.0%
126,827	Svenska Handelsbanken AB	1,411,036
	Brazil—.9%
340,351	Ambev SA (ADR)	1,334,176
Total Value of Common Stocks (cost $118,338,992)		135,075,310
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—1.7%
	United States
$ 2,500M	U.S. Treasury Bills, 2.3115%, 1/15/2019 (cost $2,497,751)	2,497,953
Total Value of Investments (cost $120,836,743)	96.7%	137,573,263
Other Assets, Less Liabilities	3.3	4,674,886
Net Assets	100.0%	$142,248,149

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts

70

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks
United Kingdom	$24,869,859	$—	$—	$24,869,859
France	16,385,098	—	—	16,385,098
India	12,430,236	—	—	12,430,236
Canada	11,660,822	—	—	11,660,822
Netherlands	10,502,731	—	—	10,502,731
United States	10,316,533	—	—	10,316,533
Germany	—	8,351,660	—	8,351,660
Switzerland	—	7,457,525	—	7,457,525
Japan	—	6,073,734	—	6,073,734
Spain	5,236,984	—	—	5,236,984
China	4,680,916	—	—	4,680,916
Ireland	—	3,673,440	—	3,673,440
Singapore	2,866,305	—	—	2,866,305
Hong Kong	2,327,868	—	—	2,327,868
Belgium	1,888,295	—	—	1,888,295
Taiwan	1,888,094	—	—	1,888,094
Mexico	1,719,998	—	—	1,719,998
Sweden	—	1,411,036	—	1,411,036
Brazil	1,334,176	—	—	1,334,176
Short-Term U.S. Government
Obligations	—	2,497,953	—	2,497,953
Total Investments in Securities	$108,107,915	$29,465,348	$—	$137,573,263

Transfers between Level 1 and Level 2 securities as of December 31, 2018 resulted from securities priced previously with an official close price (Level 1 securities) or securities fair valued by the
Valuation Committee (Level 2 securities). Transfers from Level 1 to Level 2 as of December 31, 2018 were $21,022,402. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	71

Portfolio Manager’s Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Life Series Investment Grade Fund for the year ended December 31, 2018. During the year, the Fund’s return on a net asset value basis was –2.03%, including dividends of 40.1 cents per share. This return outperformed the Fund’s benchmark, the ICE BoA Merrill Lynch U.S. Corporate Master Index, which returned –2.25% during the period.

Economic Overview

Despite escalating trade tensions, especially between the U.S. and China, the U.S. enjoyed strong economic conditions throughout most of 2018. Record corporate earnings, strong GDP growth, tax cuts to start the year, low unemployment, and healthy consumer confidence and spending buoyed the economy. However, the economic climate and forward corporate guidance began to taper off near the end of the year. Globally, the world experienced tensions within emerging markets, such as debt issues in Turkey, trade tensions with China, and continued uncertainty in Europe with Brexit concerns.

The U.S. economy started the year with a continuation of 2017’s “Goldilocks” environment, posting annualized growth rates of 4.2% and 3.4% for the second and third quarters, respectively. Unemployment, at 3.7% in November, remained at a record 50-year low, boosting consumer confidence but tightening the domestic labor supply. Consumer confidence persisted at elevated levels throughout 2018, although some deterioration occurred towards year-end. Despite witnessing multi-year highs in retail sales and personal spending, the backdrop changed late in the third quarter as global economic growth started to slow and economic indicators began to fall off. Consumer confidence dropped to a two-year low in December, while the ISM manufacturing index fell to 54.1, the most severe decline since October 2008 and below even the most pessimistic of industry estimations at 55.0. It is worth noting, however, that any level above 50 is still considered expansionary.

The Federal Reserve (the Fed) stayed its course in 2018, raising interest rates four times and bringing the central bank’s benchmark interest rate to a range of 2.25% to 2.5%. This brings the total number of hikes since the Fed began tightening in December 2015 to nine. While the Fed has maintained a fairly hawkish stance throughout 2018, its tone turned more dovish toward the end of the year.

As the year progressed, central bank tightening began to put immense strains on both domestic as well as global markets, with the days of “easy money” a thing of the past and liquidity drying up. A modern barometer that is sometimes used to gauge if a recession may be looming, the 2-year versus 10-year U.S. Treasury spread, continued to flatten throughout 2018, reaching a low of 11 basis points (bps), last seen prior to the 2008 recession. While inversion is typically seen as a precursor to a recession, it has historically taken an average of 20 months between when the yield curve first inverts and the start of an actual recession.

72

Global economic growth diverged from the U.S. In Europe, measured by the Eurozone aggregate, economic growth averaged 2% throughout the year. Other developed economies, such as Japan, experienced equally lackluster GDP growth, averaging less than 1% in 2018. This divergence comes at a time when many countries still enjoyed loose central bank policy, contrary to the tightening in the U.S.

Emerging markets, excluding China, experienced a turbulent year, starting off 2018 on a positive note, quickly followed by a sharp sell-off, then a mild recovery toward year-end. This was triggered by many idiosyncratic risks, such as the Turkish debt crisis, which then spread into other emerging markets. On the other hand, China maintained its growth rate, while facing many threats to its economy, albeit growth did appear to weaken as the year came to a close. The Chinese economy expanded at an average pace of 6.7% quarter-over-quarter during 2018, nearly 1.5% faster than the emerging markets aggregate. Trade concerns with the U.S. continued to persist; however, hopes of a resolution appeared to emerge near year-end.

The Bond Market

The story surrounding the fixed income market throughout 2018 was largely focused on strengthening economic growth, rising interest rates in the U.S., a shift from quantitative easing to quantitative tightening, trade tensions and overall accelerating political risks. Strong growth, wage inflation, rate hikes and a seemingly more hawkish Fed Chair Jerome Powell all contributed to persistent upward pressure on yields. Two-year U.S. Treasury note yields moved notably higher during the year in anticipation of Fed rate hikes, ending the year at 2.48%, versus 2017’s closing level of 1.88%. Meanwhile, 10-year U.S. Treasury yields rose by 28 bps. The 10-year U.S. Treasury note yield closed the year at 2.68% versus 2017’s closing level of 2.41%. The 10-year U.S. Treasury note yield hit a high of 3.23% in November 2018 and then proceeded to decrease sharply into year-end.

Bond prices tend to fall when interest rates rise. After negative returns during the first two quarters of the year, the broad U.S. bond market rebounded (especially in the fourth quarter) which was enough to eke out a slightly positive return for the year at 0.05%. The federal funds target range during 2018 went from 1.50% to 2.50%, as the Fed hiked rates four times during the year, bringing the total number of rate hikes to nine since December of 2015. The rise in rates also resulted in a flatter yield curve.

Fixed income sectors performed better than equity sectors in 2018, although not surprisingly, their gains were limited to the high quality Treasury Index (0.80%) and the Agency Index (1.37%). The Corporate Bond Index fell by –2.25%, but the High Yield Index was the worst performing fixed income asset class, down –2.27% for the year. Credit-sensitive bonds fell in the fourth quarter, in particular, due to pressure from tightening financial conditions and falling commodity prices.

73

Portfolio Manager’s Letter (continued)
INVESTMENT GRADE FUND

In terms of bond spreads, a widening occurred across the U.S. investment-grade and U.S. high yield markets during the year. New issue supply, combined with increased merger and acquisition (M&A) risk and political uncertainty led, in part, to wider spreads for the U.S. investment grade market. The high yield market, however, benefited from technical factors. New issue supply was lower year-over-year and the inherently short duration nature of high yield insulated it to some extent from the rise in interest rates.

For the year, municipal bonds, represented by the BofA ML Municipal Securities Index, returned 1.04%, benefiting from lower new issuance in 2018. Last year’s muni issuance totaled $338 billion (net issuance was $45 billion), which represented a decrease of 25% year-over-year. Municipal bond mutual funds had positive inflows of approximately $5 billion throughout 2018.1 Long-term yields were 48 bps higher, while two-year rates rose 22 bps. The yield curve (2-year versus 30-year municipals) steepened 26 bps to a spread of 124 bps at year-end. The BofA ML Municipal High Yield Index returned 7.20% for the year.

The Fund

The Fund invests in investment grade fixed income securities. During the review period, the majority of the Fund’s assets were invested in investment grade corporate bonds. The Fund also had as much as 5.0% of its assets invested in high yield securities.

The Fund outperformed its benchmark, the Bank of America Merrill Lynch U.S. Corporate Master Index, during the annual reporting period ended December 31, 2018. The Fund’s relative outperformance was a result of an underweight in corporate bonds with maturities greater than 10 years, which had the weakest returns during the review period. The Fund also benefited from its security selection in the Energy sector and its overweight to the Real Estate sector. The Fund’s allocation to high yield securities was a detractor to relative performance, as the high yield sector underperformed all other fixed income asset classes.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

74

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/18)	(12/31/18)	(7/1/18–12/31/18)*
Expense Examples
Actual	$1,000.00	$ 979.73	$3.54
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.63	$3.62

*	Expenses are equal to the annualized expense ratio of .71%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total value of investments.

75

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Investment Grade Fund and the ICE Bank of America Merrill Lynch (“ICE BofAML”) U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Life Series Investment Grade Fund beginning 12/31/08 with a theoretical investment in the ICE BofAML U.S. Corporate Master Index (the “Index”). The Index includes publicly-issued, fixed-rate, non-convertible investment grade dollar-denominated, S.E.C.-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/18. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been -2.17%, 2.37% and 5.68%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Intercontinental Exchange and all other figures are from Foresters Investment Management Company, Inc.

76

Portfolio of Investments
INVESTMENT GRADE FUND
December 31, 2018

Principal
Amount	Security	Value
	CORPORATE BONDS—89.1%
	Aerospace/Defense—.8%
$ 500M	Rockwell Collins, Inc., 3.5%, 3/15/2027	$ 470,167
	Automotive—5.6%
450M	Daimler Finance NA, LLC, 3.35%, 2/22/2023 (a)	444,116
	Ford Motor Credit Co., LLC:
280M	2.375%, 3/12/2019	279,549
600M	8.125%, 1/15/2020	623,061
400M	3.81%, 1/9/2024	369,558
400M	General Motors Financial Co., Inc., 5.25%, 3/1/2026	391,977
	Lear Corp.:
400M	5.25%, 1/15/2025	411,272
300M	3.8%, 9/15/2027	274,535
400M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	384,830
300M	Volkswagen Group America, 4%, 11/12/2021	300,014
		3,478,912
	Chemicals—2.9%
500M	Dow Chemical Co., 3.5%, 10/1/2024	483,084
500M	DowDuPont, Inc., 4.725%, 11/15/2028	517,196
500M	LyondellBasell Industries NV, 6%, 11/15/2021	528,830
300M	Nutrien, Ltd., 3.375%, 3/15/2025	282,238
		1,811,348
	Energy—9.5%
500M	Andeavor Logistics, LP, 5.25%, 1/15/2025	509,442
450M	BP Capital Markets, PLC, 3.216%, 11/28/2023	443,805
575M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	584,777
399M	Continental Resources, Inc., 5%, 9/15/2022	396,632
400M	Enable Midstream Partners, LP, 4.4%, 3/15/2027	374,126
500M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	507,080
	Enterprise Products Operating:
300M	7.55%, 4/15/2038	380,847
200M	4.8%, 2/1/2049	195,051
500M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	488,355
450M	Kinder Morgan, Inc., 5.625%, 11/15/2023 (a)	476,197
500M	Magellan Midstream Partners, LP, 5%, 3/1/2026	523,403
400M	Noble Energy, Inc., 3.85%, 1/15/2028	362,323

77

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2018

Principal
Amount	Security	Value
	Energy (continued)
	Valero Energy Corp.:
$ 300M	4.35%, 6/1/2028	$ 297,767
300M	6.625%, 6/15/2037	329,592
		5,869,397
	Financial Services—8.7%
200M	American International Group, Inc., 4.7%, 7/10/2035	190,270
500M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	517,750
500M	Brookfield Finance, Inc., 4%, 4/1/2024	494,882
500M	ERAC USA Finance, LLC, 4.5%, 8/16/2021 (a)	510,447
250M	GE Capital International Funding Services, Ltd., 4.418%, 11/15/2035	209,980
700M	General Electric Capital Corp., 4.65%, 10/17/2021	702,554
500M	International Lease Finance Corp., 8.25%, 12/15/2020	538,135
500M	Key Bank NA, 3.4%, 5/20/2026	480,097
400M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	412,726
	Protective Life Corp.:
600M	7.375%, 10/15/2019	616,890
400M	4.3%, 9/30/2028 (a)	397,282
300M	Prudential Financial, Inc., 7.375%, 6/15/2019	305,476
		5,376,489
	Financials—20.9%
	Bank of America Corp.:
1,000M	4.2%, 8/26/2024	992,541
500M	4.271%, 7/23/2029	498,234
475M	5.875%, 2/7/2042	552,432
	Barclays Bank, PLC:
400M	5.125%, 1/8/2020	406,376
600M	3.75%, 5/15/2024	594,817
300M	Capital One Financial Corp., 3.75%, 4/24/2024	292,941
	Citigroup, Inc.:
200M	2.9%, 12/8/2021	196,902
450M	4.5%, 1/14/2022	460,104
450M	4.3%, 11/20/2026	433,442
300M	4.075%, 4/23/2029	292,220
400M	Deutsche Bank AG of New York, 3.7%, 5/30/2024	363,787
	Goldman Sachs Group, Inc.:
400M	5.75%, 1/24/2022	418,990
950M	3.5%, 11/16/2026	878,357
700M	4.223%, 5/1/2029	674,952
250M	HSBC Holdings, PLC, 3.95%, 5/18/2024	248,799

78

Principal
Amount	Security	Value
	Financials (continued)
	JPMorgan Chase & Co.:
$ 250M	3.559%, 4/23/2024	$ 248,257
800M	3.54%, 5/1/2028 †	763,522
550M	6.4%, 5/15/2038	670,023
	Morgan Stanley:
300M	4%, 7/23/2025	296,219
400M	3.625%, 1/20/2027	380,551
	U.S. Bancorp:
500M	3.6%, 9/11/2024	497,979
300M	3.1%, 4/27/2026	284,341
400M	UBS AG, 4.875%, 8/4/2020	409,352
300M	UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (a)	296,117
	Wells Fargo & Co.:
900M	3.45%, 2/13/2023	881,951
250M	4.75%, 12/7/2046	241,260
	Wells Fargo Bank, NA:
250M	5.85%, 2/1/2037	282,806
250M	6.6%, 1/15/2038	309,721
		12,866,993
	Food/Beverage/Tobacco—3.2%
	Anheuser-Busch Co:
200M	3.65%, 2/1/2026	189,284
900M	4.7%, 2/1/2036	837,040
440M	Ingredion, Inc., 4.625%, 11/1/2020	448,069
525M	Maple Escrow Subsidiary, Inc., 3.551%, 5/25/2021 (a)	524,503
		1,998,896
	Forest Products/Containers—1.0%
400M	Packaging Corp. of America, 3.4%, 12/15/2027	375,834
250M	Rock-Tenn Co., 4.9%, 3/1/2022	257,482
		633,316

79

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2018

Principal
Amount	Security	Value
	Health Care—3.8%
$ 750M	Bayer U.S. Finance II, LLC, 4.375%, 12/15/2028 (a)	$ 717,485
	CVS Health Corp.:
400M	3.875%, 7/20/2025	390,357
200M	4.3%, 3/25/2028	195,890
200M	5.05%, 3/25/2048	195,253
450M	Express Scripts Holding Co., 4.75%, 11/15/2021	463,191
400M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	402,546
		2,364,722
	Information Technology—2.2%
400M	Corning, Inc., 7.25%, 8/15/2036	451,022
900M	Diamond 1 Finance Corp., 4.42%, 6/15/2021 (a)	899,032
		1,350,054
	Manufacturing—1.8%
400M	Crane Co., 4.2%, 3/15/2048	367,838
250M	CRH America, Inc., 3.4%, 5/9/2027 (a)	229,917
500M	Johnson Controls International, PLC, 5%, 3/30/2020	510,592
		1,108,347
	Media-Cable TV—1.9%
	Comcast Corp.:
250M	4.15%, 10/15/2028	254,156
700M	4.25%, 1/15/2033	696,316
200M	4.7%, 10/15/2048	202,659
		1,153,131
	Media-Broadcasting—.3%
200M	ABC, Inc., 8.75%, 8/15/2021	227,790
	Media-Diversified—.6%
400M	Time Warner, Inc., 3.6%, 7/15/2025	379,392
	Metals/Mining—2.5%
500M	Arconic, Inc., 6.15%, 8/15/2020	511,927
500M	Glencore Funding, LLC, 4.625%, 4/29/2024 (a)	497,367
500M	Newmont Mining Corp., 5.125%, 10/1/2019	506,706
		1,516,000

80

Principal
Amount	Security	Value
	Real Estate—8.1%
$ 400M	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/2028	$ 387,068
	Digital Realty Trust, LP:
300M	5.25%, 3/15/2021	309,928
800M	4.75%, 10/1/2025	818,506
200M	Duke Realty Corp., 3.25%, 6/30/2026	190,532
300M	Duke Realty, LP, 4%, 9/15/2028	298,395
400M	ERP Operating, LP, 3.375%, 6/1/2025	393,367
300M	Essex Portfolio, LP, 3.875%, 5/1/2024	301,186
200M	HCP, Inc., 4.25%, 11/15/2023	200,514
500M	Realty Income Corp., 3.875%, 4/15/2025	499,752
500M	Simon Property Group, LP, 3.375%, 10/1/2024	489,511
400M	STORE Capital Corp., 4.5%, 3/15/2028	387,168
425M	Vornado Realty, LP, 3.5%, 1/15/2025	410,236
300M	Welltower, Inc., 4%, 6/1/2025	296,491
		4,982,654
	Retail-General Merchandise—2.0%
400M	Amazon.com, Inc., 4.8%, 12/5/2034	429,164
	Home Depot, Inc.:
200M	3.9%, 12/6/2028	205,098
500M	5.875%, 12/16/2036	601,782
		1,236,044
	Telecommunications—.8%
500M	AT&T, Inc., 4.25%, 3/1/2027	490,013
	Transportation—2.7%
400M	Air Lease Corp., 3.875%, 7/3/2023	394,086
300M	Aviation Capital Group, LLC, 3.5%, 11/1/2027 (a)	271,499
	Burlington Northern Santa Fe, LLC:
200M	5.75%, 5/1/2040	234,669
400M	5.15%, 9/1/2043	448,843
300M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	310,857
		1,659,954
	Utilities—7.4%
500M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	487,306
300M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	300,994
400M	Exelon Generation Co., LLC, 3.4%, 3/15/2022	393,992
500M	Ohio Power Co., 5.375%, 10/1/2021	528,983
450M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	424,179

81

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2018

Shares or
Principal
Amount	Security	Value
	Utilities (continued)
$ 400M	ONEOK Partners, LP, 3.375%, 10/1/2022	$ 393,084
	ONEOK, Inc.:
400M	7.5%, 9/1/2023	454,944
500M	4.55%, 7/15/2028	494,446
150M	San Diego Gas & Electric Co., 1.914%, 2/1/2022	147,219
	Sempra Energy:
604M	9.8%, 2/15/2019	608,046
300M	2.93631%, 1/15/2021 †	295,048
		4,528,241
	Wireless Communications—2.4%
	Verizon Communications, Inc.:
600M	4.329%, 9/21/2028	603,653
900M	4.272%, 1/15/2036	842,969
		1,446,622
Total Value of Corporate Bonds (cost $56,173,809)		54,948,482
	EXCHANGE TRADED FUNDS—4.5%
34,370	iShares iBoxx USD High Yield Corporate Bond ETF (ETF)
	(cost $2,947,627)	2,787,407
	U.S. GOVERNMENT OBLIGATIONS—3.9%
	U.S. Treasury Bonds:
$ 650M	3%, 2/15/2048	646,737
920M	3%, 8/15/2048	915,921
180M	3.125%, 5/15/2048	183,470
620M	U.S. Treasury Notes, 2.875%, 8/15/2028	629,711
Total Value of U.S. Government Obligations (cost $2,330,205)		2,375,839
	PASS-THROUGH CERTIFICATES—.8%
	Transportation
486M	American Airlines 17-2 AA PTT, 3.35%, 10/15/2029 (cost $486,469)	460,501
Total Value of Investments (cost $61,938,110)	98.3%	60,572,229
Other Assets, Less Liabilities	1.7	1,057,900
Net Assets	100.0%	$61,630,129

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

†	The interest rates shown on variable and floating rate notes are adjusted periodically; the rates shown are the rates in effect at December 31, 2018.

82

Summary of Abbreviations:
ETF	Exchange Traded Fund
PTT	Pass-Through Trust
USD	United States Dollar

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$54,948,482	$—	$54,948,482
Exchange Traded Funds	2,787,407	—	—	2,787,407
U.S. Government Obligations	—	2,375,839	—	2,375,839
Pass-Through Certificates	—	460,501	—	460,501
Total Investments in Securities*	$2,787,407	$57,784,822	$—	$60,572,229

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	83

Portfolio Manager’s Letter
LIMITED DURATION BOND FUND

Dear Investor:

This is the annual report for the First Investors Life Series Limited Duration Bond Fund for the year ended December 31, 2018. During the year, the Fund’s return on a net asset value basis was –0.22%, including dividends of 24.7 cents per share. This return underperformed the Fund’s benchmark, the ICE BoA Merrill Lynch 1-5 Year U.S. Broad Market Index, which returned 1.37% during the period.

Economic Overview

Despite escalating trade tensions, especially between the U.S. and China, the U.S. enjoyed strong economic conditions throughout most of 2018. Record corporate earnings, strong GDP growth, tax cuts to start the year, low unemployment, and healthy consumer confidence and spending buoyed the economy. However, the economic climate and forward corporate guidance began to taper off near the end of the year. Globally, the world experienced tensions within emerging markets, such as debt issues in Turkey, trade tensions with China, and continued uncertainty in Europe with Brexit concerns.

The U.S. economy started the year with a continuation of 2017’s “Goldilocks” environment, posting annualized growth rates of 4.2% and 3.4% for the second and third quarters, respectively. Unemployment, at 3.7% in November, remained at a record 50-year low, boosting consumer confidence but tightening the domestic labor supply. Consumer confidence persisted at elevated levels throughout 2018, although some deterioration occurred towards year-end. Despite witnessing multi-year highs in retail sales and personal spending, the backdrop changed late in the third quarter as global economic growth started to slow and economic indicators began to fall off. Consumer confidence dropped to a two-year low in December, while the ISM manufacturing index fell to 54.1, the most severe decline since October 2008 and below even the most pessimistic of industry estimations at 55.0. It is worth noting, however, that any level above 50 is still considered expansionary.

The Federal Reserve (the Fed) stayed its course in 2018, raising interest rates four times and bringing the central bank’s benchmark interest rate to a range of 2.25% to 2.5%. This brings the total number of hikes since the Fed began tightening in December 2015 to nine. While the Fed has maintained a fairly hawkish stance throughout 2018, its tone turned more dovish toward the end of the year.

As the year progressed, central bank tightening began to put immense strains on both domestic as well as global markets, with the days of “easy money” a thing of the past and liquidity drying up. A modern barometer that is sometimes used to gauge if a recession may be looming, the 2-year versus 10-year U.S. Treasury spread, continued to flatten throughout 2018, reaching a low of 11 basis points (bps), last seen prior to the 2008 recession. While inversion is typically seen as a precursor to a recession, it has historically taken an average of 20 months between when the yield curve first inverts and the start of an actual recession.

84

Global economic growth diverged from the U.S. In Europe, measured by the Eurozone aggregate, economic growth averaged 2% throughout the year. Other developed economies, such as Japan, experienced equally lackluster GDP growth, averaging less than 1% in 2018. This divergence comes at a time when many countries still enjoyed loose central bank policy, contrary to the tightening in the U.S.

Emerging markets, excluding China, experienced a turbulent year, starting off 2018 on a positive note, quickly followed by a sharp sell-off, then a mild recovery toward year-end. This was triggered by many idiosyncratic risks, such as the Turkish debt crisis, which then spread into other emerging markets. On the other hand, China maintained its growth rate, while facing many threats to its economy, albeit growth did appear to weaken as the year came to a close. The Chinese economy expanded at an average pace of 6.7% quarter-over-quarter during 2018, nearly 1.5% faster than the emerging markets aggregate. Trade concerns with the U.S. continued to persist; however, hopes of a resolution appeared to emerge near year-end.

The Bond Market

The story surrounding the fixed income market throughout 2018 was largely focused on strengthening economic growth, rising interest rates in the U.S., a shift from quantitative easing to quantitative tightening, trade tensions and overall accelerating political risks. Strong growth, wage inflation, rate hikes and a seemingly more hawkish Fed Chair Jerome Powell all contributed to persistent upward pressure on yields. Two-year U.S. Treasury note yields moved notably higher during the year in anticipation of Fed rate hikes, ending the year at 2.48%, versus 2017’s closing level of 1.88%. Meanwhile, 10-year U.S. Treasury yields rose by 28 bps. The 10-year U.S. Treasury note yield closed the year at 2.68% versus 2017’s closing level of 2.41%. The 10-year U.S. Treasury note yield hit a high of 3.23% in November 2018 and then proceeded to decrease sharply into year-end.

Bond prices tend to fall when interest rates rise. After negative returns during the first two quarters of the year, the broad U.S. bond market rebounded (especially in the fourth quarter) which was enough to eke out a slightly positive return for the year at 0.05%. The federal funds target range during 2018 went from 1.50% to 2.50%, as the Fed hiked rates four times during the year, bringing the total number of rate hikes to nine since December 2015. The rise in rates also resulted in a flatter yield curve.

Fixed income sectors performed better than equity sectors in 2018, although not surprisingly, their gains were limited to the high quality Treasury Index (0.80%) and the Agency Index (1.37%). The Corporate Bond Index fell by –2.25%, but the High Yield Index was the worst performing fixed income asset class, down –2.27% for the year. Credit-sensitive bonds fell in the fourth quarter, in particular, due to pressure from tightening financial conditions and falling commodity prices.

85

Portfolio Manager’s Letter (continued)
LIMITED DURATION BOND FUND

In terms of bond spreads, a widening occurred across the U.S. investment-grade and U.S. high yield markets during the year. New issue supply, combined with increased merger and acquisition (M&A) risk and political uncertainty led, in part, to wider spreads for the U.S. investment grade market. The high yield market, however, benefited from technical factors. New issue supply was lower year-over-year and the inherently short duration nature of high yield insulated it to some extent from the rise in interest rates.

For the year, municipal bonds, represented by the BofA ML Municipal Securities Index, returned 1.04%, benefiting from lower new issuance in 2018. Last year’s muni issuance totaled $338 billion (net issuance was $45 billion), which represented a decrease of 25% year-over-year. Municipal bond mutual funds had positive inflows of approximately $5 billion throughout 2018.1 Long-term yields were 48 bps higher, while two-year rates rose 22 bps. The yield curve (2-year versus 30-year municipals) steepened 26 bps to a spread of 124 bps at year-end. The BofA ML Municipal High Yield Index returned 7.20% for the year.

The Fund

The Fund underperformed the Bank of America Merrill Lynch 1-5 Year US Broad Market Index during the annual reporting period ended December 31, 2018. The Fund’s underperformance was driven by a number of factors. First, the Fund had exposure to high yield corporate bonds, whereas the Index had no exposure to high yield. Second, the Fund was overweight investment grade corporate bonds (especially 3 to 5 year BBB-rated bonds) relative to the Index. Third, the Fund was underweight U.S. Treasury securities relative to the Index. Fourth, the Fund was underweight agencies relative to the Index.

Two positive key performance drivers contributed to the Fund’s returns. First, the Fund was overweight asset-backed securities relative to the Index, and, second, the Fund’s exposure to covered bonds was additive to performance relative to the Index.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

86

Fund Expenses (unaudited)
LIMITED DURATION BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/18)	(12/31/18)	(7/1/18–12/31/18)*
Expense Examples
Actual	$1,000.00	$ 997.82	$5.39
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.82	$5.45

*	Expenses are equal to the annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total value of investments.

87

Cumulative Performance Information (unaudited)
LIMITED DURATION BOND FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Limited Duration Bond Fund, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index** and the ICE Bank of America Merrill Lynch (“ICE BofAML”) 1-5 Year U.S. Broad Market Index.

The graph compares a $10,000 investment in the Life Series Limited Duration Bond Fund beginning 7/1/14 (commencement of operations) with theoretical investments in the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index and the ICE BofAML 1-5 Year U.S. Broad Market Index (the “Indices”). The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is the one- to three-year component of the Bloomberg Barclays U.S. Government/Credit Bond Index that includes securities in the Government and Credit Indexes. The Government Index includes Treasuries (that is, public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (that is, publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The ICE BofAML 1-5 Year U.S. Broad Market Index is a subset of the ICE BofAML U.S. Broad Market Index which tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. The Index includes all securities with a remaining term to final maturity or an average life less than 5 years. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/18. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year and Since Inception would have been -0.37% and -0.41%, respectively.

88

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bloomberg Barclays and Intercontinental Exchange. All other figures are from Foresters Investment Management Company, Inc.

**The Fund changed its primary broad-based securities index to Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index as of January 31, 2019. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies. After this year we will not show a comparison to the ICE BofAML 1-5 Year U.S. Broad Market Index.

89

Portfolio of Investments
LIMITED DURATION BOND FUND
December 31, 2018

Principal
Amount	Security	Value
	CORPORATE BONDS—56.0%
	Automotive—6.9%
	General Motors Financial Co., Inc.:
$ 700M	3.2%, 7/13/2020	$ 691,565
100M	3.55%, 4/9/2021	98,676
100M	4.2%, 11/6/2021	100,021
108M	3.9863%, 1/14/2022 †	106,570
100M	Harley Davidson Financial Services, 3.6468%, 3/2/2021 (a)†	100,030
	Hyundai Capital America:
550M	3.45%, 3/12/2021 (a)	544,370
150M	3.3481%, 7/8/2021 (a)†	149,616
510M	O’Reilly Automotive, Inc., 4.625%, 9/15/2021	523,825
		2,314,673
	Chemicals—2.6%
470M	Dow Chemical Co., 4.25%, 11/15/2020	478,542
400M	DowDuPont, Inc., 3.766%, 11/15/2020	404,016
		882,558
	Energy—3.1%
580M	Continental Resources, Inc., 5%, 9/15/2022	576,558
470M	Enterprise Products Operating, 3.5%, 2/1/2022	471,586
		1,048,144
	Financial Services—4.5%
220M	Compass Bank, 5.5%, 4/1/2020	224,960
900M	PNC Bank, NA, 2.7%, 11/1/2022	875,048
200M	Protective Life Corp., 7.375%, 10/15/2019	205,630
200M	Prudential Financial, Inc., 7.375%, 6/15/2019	203,651
		1,509,289
	Financials—13.8%
450M	Bank of Montreal, 1.9%, 8/27/2021	434,794
600M	Capital One Financial Corp., 3.05%, 3/9/2022	585,638
750M	Citigroup, Inc., 2.65%, 10/26/2020	740,353
500M	DNB Boligkreditt AS, 2.5%, 3/28/2022 (a)	492,760
100M	Goldman Sachs Group, Inc., 3.8013%, 6/5/2023 †	97,653
500M	JPMorgan Chase & Co., 4.5%, 1/24/2022	515,412

90

Principal
Amount	Security	Value
	Financials (continued)
$ 820M	Morgan Stanley, 5.5%, 7/28/2021	$ 859,862
450M	Wells Fargo & Co., 3.45%, 2/13/2023	440,976
450M	Wells Fargo Bank, NA, 2.6%, 1/15/2021	444,542
		4,611,990
	Food/Beverage/Tobacco—2.7%
	General Mills, Inc.:
500M	2.9764%, 4/16/2021 †	492,405
100M	3.4588%, 10/17/2023 †	97,740
310M	Ingredion, Inc., 4.625%, 11/1/2020	315,685
		905,830
	Health Care—5.4%
380M	CVS Health Corp., 2.8%, 7/20/2020	376,713
500M	Gilead Sciences, Inc., 2.55%, 9/1/2020	496,076
950M	Halfmoon Parent, Inc., 3.2%, 9/17/2020 (a)	946,485
		1,819,274
	Media-Cable TV—1.2%
400M	Comcast Corp., 3.3%, 10/1/2020	401,632
	Metals/Mining—.3%
100M	Viterra, Inc., 5.95%, 8/1/2020	103,082
	Real Estate—3.8%
	Digital Realty Trust, LP:
550M	5.875%, 2/1/2020	561,254
100M	2.75%, 2/1/2023	95,631
610M	Realty Income Corp., 3.25%, 10/15/2022	604,589
		1,261,474
	Transportation—2.8%
200M	Aviation Capital Group, LLC, 7.125%, 10/15/2020 (a)	210,420
691M	Heathrow Funding, Ltd., 4.875%, 7/15/2021 (a)	713,833
		924,253
	Utilities—8.9%
100M	Arizona Public Service Co., 8.75%, 3/1/2019	100,899
500M	DTE Energy Co., 3.3%, 6/15/2022	496,561
138M	Entergy Corp., 5.125%, 9/15/2020	140,894

91

Portfolio of Investments (continued)
LIMITED DURATION BOND FUND
December 31, 2018

Principal
Amount	Security	Value
	Utilities (continued)
$ 472M	Exelon Generation Company, LLC, 5.2%, 10/1/2019	$ 478,167
750M	Magellan Midstream Partners, LP, 4.25%, 2/1/2021	761,296
460M	ONEOK Partners, LP, 3.375%, 10/1/2022	452,047
565M	Sempra Energy, 3.2382%, 3/15/2021 †	553,664
		2,983,528
Total Value of Corporate Bonds (cost $18,792,074)		18,765,727
	ASSET-BACKED SECURITIES—12.6%
	Fixed Autos—4.5%
100M	BMW Vehicle Lease Trust, 3.26%, 7/20/2021	100,509
150M	CarMax Auto Owner Trust, 3.37%, 10/16/2023	151,574
100M	GM Financial Automobile Leasing Trust, 3.31%, 4/20/2022	100,328
	Hertz Vehicle Financing Trust:
300M	2.96%, 10/25/2021	297,393
300M	3.29%, 2/25/2024 (a)	297,805
360M	Santander Drive Auto Receivables Trust, 3.03%, 9/15/2022	359,690
200M	Volkswagen Auto Loan Enhanced Trust, 3.05%, 8/20/2021	200,305
		1,507,604
	Fixed Communication Services—2.7%
	Verizon Owner Trust:
663M	1.92%, 12/20/2021 (a)	656,344
230M	3.23%, 4/20/2023	231,524
		887,868
	Fixed Credit Cards—4.8%
333M	American Credit Acceptance Trust, 2.61%, 5/10/2021 (a)	332,506
300M	Citibank Credit Card Issuance Trust, 2.49%, 1/20/2023	297,714
700M	Discover Card Execution Note Trust, 2.19%, 4/17/2023 †	693,228
300M	Synchrony Credit Card Master Trust, 1.93%, 6/15/2023	295,373
		1,618,821
	Fixed Manufacturing—.6%
210M	Kubota Credit Owner Trust, 3.1%, 8/15/2022 (a)	211,125
Total Value of Asset-Backed Securities (cost $4,209,228)		4,225,418
	U.S. GOVERNMENT OBLIGATIONS—10.7%
3,580M	U.S. Treasury Notes, 2.75%, 11/30/2020 (cost $3,578,377)	3,596,851

92

Shares or
Principal
Amount	Security	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—10.1%
$ 300M	Fannie Mae, 1.5%, 11/30/2020	$ 294,110
600M	Federal Home Loan Bank, 1.625%, 10/7/2021	585,346
2,500M	Federal Farm Credit Bank, 2.7%, 8/27/2021	2,508,035
Total Value of U.S. Government Agency Obligations (cost $3,385,017)		3,387,491
	EXCHANGE TRADED FUNDS—4.9%
20,280	iShares iBoxx USD High Yield Corporate Bond ETF (ETF)
	(cost $1,696,020)	1,644,708
	COVERED BONDS—1.9%
	Financial Services
$ 650M	Canadian Imperial Bank of Commerce, 2.35%, 7/27/2022
	(cost $650,297) (a)	637,620
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES—1.4%
	Fannie Mae—.8%
266M	Fannie Mae, 2.995%, 11/1/2022	267,840
	Federal Home Loan Mortgage Corporation—. 6%
203M	Multi-Family Structured Pass-Throughs, 2.7169%, 5/25/2024 †	201,798
Total Value of Commercial Mortgage-Backed Securities (cost $471,659)		469,638
	COLLATERALIZED MORTGAGE
	OBLIGATIONS—1.2%
376M	Fannie Mae, 4%, 2/25/2025 (cost $386,141)	385,817
	SOVEREIGN BONDS—.9%
300M	Ukraine Government Aid Bonds, 1.471%, 9/29/2021 (cost $300,000)	291,471
Total Value of Investments (cost $33,468,813)	99.7%	33,404,741
Other Assets, Less Liabilities	.3	117,014
Net Assets	100.0%	$33,521,755

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).
†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at December 31, 2018.

Summary of Abbreviations:
	ETF	Exchange Traded Fund
	USD	United States Dollar

93

Portfolio of Investments (continued)
LIMITED DURATION BOND FUND
December 31, 2018

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$18,765,727	$—	$18,765,727
Asset-Backed Securities	—	4,225,418	—	4,225,418
U.S. Government Obligations	—	3,596,851	—	3,596,851
U.S. Government Agency
Obligations	—	3,387,491	—	3,387,491
Exchange Traded Funds	1,644,708	—	—	1,644,708
Covered Bonds	—	637,620	—	637,620
Commercial Mortgage-Backed
Securities	—	469,638	—	469,638
Collateralized Mortgage
Obligations	—	385,817	—	385,817
Sovereign Bonds	—	291,471	—	291,471
Total Investments in Securities*	$1,644,708	$31,760,033	$—	$33,404,741

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds, asset-backed securities and covered bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

94	See notes to financial statements

Portfolio Manager’s Letter
OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Life Series Opportunity Fund for the year ended December 31, 2018. During the year, the Fund’s return on a net asset value basis was –15.38%, including dividends of 9.9 cents per share and capital gains distributions of 24.3 cents per share. This return underperformed the Fund’s benchmark, the Standard & Poor’s 400 MidCap Index, which returned –11.10% during the period.

Economic Overview

Despite escalating trade tensions, especially between the U.S. and China, the U.S. enjoyed strong economic conditions throughout most of 2018. Record corporate earnings, strong GDP growth, tax cuts to start the year, low unemployment, and healthy consumer confidence and spending buoyed the economy. However, the economic climate and forward corporate guidance began to taper off near the end of the year. Globally, the world experienced tensions within emerging markets, such as debt issues in Turkey, trade tensions with China, and continued uncertainty in Europe with Brexit concerns.

The U.S. economy started the year with a continuation of 2017’s “Goldilocks” environment, posting annualized growth rates of 4.2% and 3.4% for the second and third quarters, respectively. Unemployment, at 3.7% in November, remained at a record 50-year low, boosting consumer confidence but tightening the domestic labor supply. Consumer confidence persisted at elevated levels throughout 2018, although some deterioration occurred towards year-end. Despite witnessing multi-year highs in retail sales and personal spending, the backdrop changed late in the third quarter as global economic growth started to slow and economic indicators began to fall off. Consumer confidence dropped to a two-year low in December, while the ISM manufacturing index fell to 54.1, the most severe decline since October 2008 and below even the most pessimistic of industry estimations at 55.0. It is worth noting, however, that any level above 50 is still considered expansionary.

The Federal Reserve (the Fed) stayed its course in 2018, raising interest rates four times and bringing the central bank’s benchmark interest rate to a range of 2.25% to 2.5%. This brings the total number of hikes since the Fed began tightening in December 2015 to nine. While the Fed has maintained a fairly hawkish stance throughout 2018, its tone turned more dovish toward the end of the year.

As the year progressed, central bank tightening began to put immense strains on both domestic as well as global markets, with the days of “easy money” a thing of the past and liquidity drying up. A modern barometer that is sometimes used to gauge if a

95

Portfolio Manager’s Letter (continued)
OPPORTUNITY FUND

recession may be looming, the 2-year versus 10-year U.S. Treasury spread, continued to flatten throughout 2018, reaching a low of 11 basis points (bps), last seen prior to the 2008 recession. While inversion is typically seen as a precursor to a recession, it has historically taken an average of 20 months between when the yield curve first inverts and the start of an actual recession.

Global economic growth diverged from the U.S. In Europe, measured by the Euro-zone aggregate, economic growth averaged 2% throughout the year. Other developed economies, such as Japan, experienced equally lackluster GDP growth, averaging less than 1% in 2018. This divergence comes at a time when many countries still enjoyed loose central bank policy, contrary to the tightening in the U.S.

Emerging markets, excluding China, experienced a turbulent year, starting off 2018 on a positive note, quickly followed by a sharp sell-off, then a mild recovery toward year-end. This was triggered by many idiosyncratic risks, such as the Turkish debt crisis, which then spread into other emerging markets. On the other hand, China maintained its growth rate, while facing many threats to its economy, albeit growth did appear to weaken as the year came to a close. The Chinese economy expanded at an average pace of 6.7% quarter-over-quarter during 2018, nearly 1.5% faster than the emerging markets aggregate. Trade concerns with the U.S. continued to persist; however, hopes of a resolution appeared to emerge near year-end.

The Equity Market

After returning 10.6% for the first nine months of the year, U.S. stocks suffered a meaningful reversal during the fourth quarter of 2018, driven by concerns over fiscal tightening, the ongoing U.S.-China trade dispute and slowing global growth. The S&P 500 Index returned –13.5% during the final quarter of the year, with a decline of –9.0% in December alone. This drove the S&P’s 2018 return to –4.4%, its first negative total-return year since 2008. The forward earnings multiple for the S&P contracted from 18x in January to 15x at year’s end.

Within the S&P 500, Healthcare (6%), Utilities (4%) and Consumer Discretionary (0.8%) were the only GICS sectors to post positive total returns during the year. The worst-performing sectors were Energy (–18%), Materials (–13%) and Financials (–13%), which all saw declines in the fourth quarter. The Technology sector also posted a steep –17% return during the quarter, effectively offsetting its positive 20% return posted through September.

On the style front, growth outperformed value during the first three quarters of the year, but growth stocks drove the sell-off witnessed during the final quarter of 2018. The S&P 500 Growth Index returned –0.01% for the year compared to the

96

S&P 500 Value Index’s –8.95% return. Although small-cap stocks meaningfully outperformed large caps and mid-caps through August, sharp declines during the final four months of the year rendered small caps the worst performer for 2018. For the year, the Russell 1000 (–4.8%) outperformed the Russell Mid-Cap (–9.1%) and the Russell 2000 (–11.0%).

The Fund

On a relative basis, the Fund underperformed the S&P 400 Mid-Cap Index primarily due to stock selection in the Industrials and Materials sectors. Within Industrials, Gardner Denver Holdings, a manufacturer of pumps and fluid transfer equipment, primarily fell on concerns of weaker demand in its energy end market. In Materials, Summit Materials, a maker of aggregates, cement, concrete and asphalt products, suffered from weak volumes and pricing in its cement and asphalt businesses. Also in Materials, Trinseo S.A., a maker of polymers and plastics for the automotive, consumer electronic, and packaging end markets, fell on concerns of weaker demand in its automotive end markets.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

97

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/18)	(12/31/18)	(7/1/18–12/31/18)*
Expense Examples
Actual	$1,000.00	$ 846.18	$3.91
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.98	$4.28

*	Expenses are equal to the annualized expense ratio of .84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total value of investments.

98

Cumulative Performance Information (unaudited)
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Opportunity Fund and the Standard & Poor’s MidCap 400 Index.

The graph compares a $10,000 investment in the First Investors Life Series Opportunity Fund beginning 12/17/12 (commencement of operations) with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/18.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

99

Portfolio of Investments
OPPORTUNITY FUND
December 31, 2018

Shares		Security	Value
		COMMON STOCKS—95.9%
		Communication Services—3.4%
4,550	*	IAC/InterActive Corp.	$ 832,832
11,500		Meredith Corp.	597,310
7,100	*	Take-Two Interactive Software	730,874
			2,161,016
		Consumer Discretionary—10.6%
23,200		Acushnet Holdings Corp.	488,824
17,250		Aramark Holdings Corp.	499,732
2,500	*	Burlington Stores, Inc.	406,675
15,600		DSW, Inc. – Class “A”	385,320
3,200	*	Helen of Troy, Ltd.	419,776
2,850		Lear Corp.	350,151
19,350	*	LKQ Corp.	459,175
7,650		Oxford Industries, Inc.	543,456
9,650		Penske Automotive Group, Inc.	389,088
5,750		Ross Stores, Inc.	478,400
24,900	*	ServiceMaster Holdings, Inc.	914,826
18,000		Tapestry, Inc.	607,500
26,200	*	Taylor Morrison Home Corp. – Class “A”	416,580
9,550		Wyndham Hotels & Resorts, Inc.	433,284
			6,792,787
		Consumer Staples—5.2%
22,200		Conagra Brands, Inc.	474,192
37,650		Koninklijke Ahold Delhaize NV (ADR)	949,909
3,900		McCormick & Co., Inc.	543,036
19,600	*	Performance Food Group Co.	632,492
24,350	*	U.S. Foods Holding Corp.	770,434
			3,370,063
		Energy—4.5%
18,000		Cabot Oil & Gas Corp.	402,300
64,800		EnCana Corporation	374,544
6,900		EOG Resources, Inc.	601,749
26,300		Noble Energy, Inc.	493,388
9,300		PBF Energy, Inc. – Class “A”	303,831
25,700	*	ProPetro Holding Corp.	316,624
4,900		Valero Energy Corp.	367,353
			2,859,789

100

Shares		Security	Value
		Financials—16.7%
5,000		American Financial Group, Inc.	$ 452,650
5,350		Ameriprise Financial, Inc.	558,379
24,500		Brown & Brown, Inc.	675,220
37,350		Citizens Financial Group, Inc.	1,110,415
7,450		Comerica, Inc.	511,740
14,200		Discover Financial Services	837,516
24,450		Fidelity National Financial, Inc.	768,708
11,300		First Republic Bank	981,970
7,350		IBERIABANK Corp.	472,458
10,400		iShares Russell Mid-Cap ETF (ETF)	483,392
10,500		Nasdaq, Inc.	856,485
11,000		Popular, Inc.	519,420
9,750		Selective Insurance Group, Inc.	594,165
36,100		Sterling Bancorp	596,011
13,900		Synchrony Financial	326,094
8,600		Torchmark Corp.	640,958
17,900		Waddell & Reed Financial, Inc. – Class “A”	323,632
			10,709,213
		Health Care—12.5%
8,500	*	Centene Corp.	980,050
7,100	*	Charles River Laboratories International, Inc.	803,578
8,350		Gilead Sciences, Inc.	522,292
12,400		Hill-Rom Holdings, Inc.	1,098,020
4,600	*	Jazz Pharmaceuticals, PLC	570,216
6,800		PerkinElmer, Inc.	534,140
18,450		Phibro Animal Health Corp. – Class “A”	593,352
6,500		Quest Diagnostics, Inc.	541,255
16,650		Smith & Nephew, PLC (ADR)	622,377
4,850		Thermo Fisher Scientific, Inc.	1,085,382
3,750	*	Waters Corp.	707,438
			8,058,100
		Industrials—15.1%
14,650		A.O. Smith Corp.	625,555
10,200		ESCO Technologies, Inc.	672,690
27,300	*	Gardner Denver Holdings, Inc.	558,285
7,450		Ingersoll-Rand, PLC	679,664
12,000		ITT, Inc.	579,240
6,200		J. B. Hunt Transport Services, Inc.	576,848

101

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2018

Shares		Security	Value
		Industrials (continued)
8,900		Jacobs Engineering Group	$ 520,294
5,750		Kansas City Southern, Inc.	548,837
18,750		Korn/Ferry International	741,375
20,800		Masco Corp.	608,192
11,500	*	MasTec, Inc.	466,440
10,050		Owens Corning	441,999
2,050		Roper Technologies, Inc.	546,366
29,200		Schneider National, Inc. – Class “B”	545,164
3,900		Snap-On, Inc.	566,631
7,550		Spirit Aerosystems Holdings, Inc. – Class “A”	544,280
15,000		Triton International, Ltd.	466,050
			9,687,910
		Information Technology—15.1%
5,750	*	Aspen Technology, Inc.	472,535
4,800	*	Autodesk, Inc.	617,328
6,700		Belden, Inc.	279,859
11,500	*	Cadence Design Systems, Inc.	500,020
11,700	*	Fiserv, Inc.	859,833
4,550	*	FleetCor Technologies, Inc.	845,026
6,900		LogMeIn, Inc.	562,833
10,650		Maxim Integrated Products, Inc.	541,553
7,850		NetApp, Inc.	468,410
8,350	*	Qorvo, Inc.	507,096
2,100	*	ServiceNow, Inc.	373,905
15,900		SS&C Technologies Holdings, Inc.	717,249
9,750	*	Synopsys, Inc.	821,340
46,500		Travelport Worldwide, Ltd.	726,330
1,800	*	Ultimate Software Group, Inc	440,766
7,000		Western Digital Corp.	258,790
4,600	*	Zebra Technologies Corp. – Class “A”	732,458
			9,725,331
		Materials—2.9%
7,150		FMC Corp.	528,814
3,650		Linde, PLC	569,546
8,500		Trinseo SA	389,130
9,950		WestRock Co.	375,712
			1,863,202

102

Shares	Security		Value
	Real Estate—5.1%
13,100	American Campus Communities, Inc. (REIT)		$ 542,209
35,000	Brixmor Property Group, Inc. (REIT)		514,150
15,700	Douglas Emmett, Inc. (REIT)		535,841
5,500	Federal Realty Investment Trust (REIT)		649,220
6,750	iShares U.S. Real Estate ETF (ETF)		505,845
26,600	Tanger Factory Outlet Centers, Inc. (REIT)		537,852
			3,285,117
	Utilities—4.8%
28,600	CenterPoint Energy, Inc.		807,378
15,200	CMS Energy Corp.		754,680
10,900	Portland General Electric Co.		499,765
14,650	WEC Energy Group, Inc.		1,014,659
			3,076,482
Total Value of Common Stocks (cost $60,495,843)		95.9%	61,589,010
Other Assets, Less Liabilities		4.1	2,606,156
Net Assets		100.0%	$64,195,166

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

103

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2018

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$61,589,010	$—	$—	$61,589,010

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

104	See notes to financial statements

Portfolio Managers’ Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Life Series Select Growth Fund for the year ended December 31, 2018. During the year, the Fund’s return on a net asset value basis was –3.79%, including dividends of 5.6 cents per share and capital gains of $1.15 per share. This return underperformed the Fund’s benchmark, the Russell 3000 Growth Index, which returned –2.12% during the period.

The Markets

A year that could be described as a solid bull market came to a halt with a 16% correction in the fourth quarter, making 2018 the first negative year in stock market returns since 2008. Throughout the first three quarters, corporate America overall reflected the results of economic expansion across the globe both in reported earnings and in rising optimism manifesting in increased earnings estimates. Operating earnings expectations for the Standard & Poor’s 500 for 2019 increased to $174 per share from $162 per share a year ago, an increase of more than 7%. This is a result of higher economic growth, as well as tax-reform, and a more benign regulatory environment.

But fears of rising interest rates due to an overheating economy gripped the market when the Federal Reserve (Fed) voted unanimously to raise interest rates on December 19th. Then, comments by the Fed Chairman stating that a slowing global economy and increased market volatility had “not fundamentally altered the outlook” for additional interest rate hikes threw more fuel on the maelstrom of volatility. The President’s tweet berating the Fed to “Feel the market, don’t just go by meaningless numbers,” as well as his private inquiry into his ability to remove the head of the U.S. Fed, stoked the fire. Fears of an interest rate policy mistake by a Fed that may not be as independent as previously thought, coupled with a lingering trade war(s), was enough to push an already nervous market into bear territory. The quarter ended with a true “December to Remember” as the market posted its worst final month of the year since 1931. While growth continues to be strong, the Fed will likely raise rates and trade rhetoric will continue to cause worry. As a result, we believe investors will reward companies that exhibit earnings growth exceeding expectations and built on a solid revenue foundation.

The Fund

The Fund’s performance for the year was helped by the Information Technology and Communication Services sectors. Within the Information Technology sector, strong earnings trends propelled the Fund’s holdings in the sector to a 5.1% return, much better than the benchmark’s return of 0.1%. Adobe Systems, a developer of software for creating and managing content, and PayPal Holdings, an online payment solutions provider, gaining 29.1% and 14.5%, respectively, were the largest contributors to

105

Portfolio Managers’ Letter (continued)
SELECT GROWTH FUND

the Fund’s performance. The Communication Services sector saw a 5.6% gain in TripAdvisor, an online travel booking service, holding the sector loss to just 5.4% for the portfolio compared to a loss of 14.0% for the benchmark.

On the negative side, the Fund’s holdings in Consumer Discretionary posted a negative return of 16.2%, much worse than the benchmark’s 3.2% return in the sector. Clothing manufacturer PVH Corp’s shares declined during the retail collapse late in the year, posting a 32.3% negative return for 2018, despite continuing positive earnings surprises. Auto components manufacturer Lear Corp. declined 15.3% as tariff fears spooked investors. But most of the relative underperformance in the sector was due to the Fund not owning Amazon and Netflix, two companies that are large components of the benchmark, and gained 28.3% and 94.2%, respectively, during the year.

We are disappointed with the Fund’s negative return of –3.79%, despite solid economic data and good business fundamentals. However, we still believe that equities should be able to generate healthy returns going forward as robust economic growth should provide a solid foundation for continued strong earnings growth by the companies held by the Fund. We continue to believe our focus on high quality companies where earnings will exceed market expectations is the key to generating excess returns over the long term.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

106

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/18)	(12/31/18)	(7/1/18–12/31/18)*
Expense Examples
Actual	$1,000.00	$ 962.09	$4.01
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.13	$4.13

*	Expenses are equal to the annualized expense ratio of .81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total value of investments.

107

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Select Growth Fund, the Russell 1000 Growth Index** and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Life Series Select Growth Fund beginning 12/31/08 with theoretical investments in the Russell 1000 Growth Index and the Russell 3000 Growth Index (the “Index”). The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. economy. It includes Russell 1000 companies with higher price-to-book ratios and higher forecasted growth. The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/18.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and all other figures are from Foresters Investment Management Company, Inc.

** The Fund changed its primary broad based securities index to the Russell 1000 Growth Index as of January 31, 2019. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies. After this year we will not show a comparison to the Russell 3000 Growth Index.

108

Portfolio of Investments
SELECT GROWTH FUND
December 31, 2018

Shares		Security	Value
		COMMON STOCKS—97.6%
		Communication Services—2.3%
1,600	*	Alphabet, Inc. – Class “A”	$ 1,671,936
		Consumer Discretionary—12.9%
2,700	*	AutoZone, Inc.	2,263,518
15,925		Home Depot, Inc.	2,736,234
13,200		PVH Corp.	1,226,940
22,200		Target Corp.	1,467,198
34,100	*	TripAdvisor, Inc.	1,839,354
			9,533,244
		Consumer Staples—4.5%
23,100		Walgreens Boots Alliance, Inc.	1,578,423
18,400		Walmart, Inc.	1,713,960
			3,292,383
		Energy—.8%
5,360		Chevron Corp.	583,114
		Financials—9.2%
15,990		Discover Financial Services	943,090
17,100		JPMorgan Chase & Co.	1,669,302
28,700		Progressive Corp.	1,731,471
23,400		SunTrust Banks, Inc.	1,180,296
27,300		U.S. Bancorp	1,247,610
			6,771,769
		Health Care—18.8%
11,600		Allergan, PLC	1,550,456
28,300		Baxter International, Inc.	1,862,706
5,400	*	Biogen, Inc.	1,624,968
34,700		Bristol-Myers Squibb Co.	1,803,706
23,200	*	Centene Corp.	2,674,960
22,900		Eli Lilly & Co.	2,649,988
14,700	*	Varian Medical Systems, Inc.	1,665,657
			13,832,441

109

Portfolio of Investments (continued)
SELECT GROWTH FUND
December 31, 2018

Shares or
Principal
Amount		Security		Value
		Industrials—13.2%
6,500		Boeing Co.		$ 2,096,250
19,200		Eaton Corp., PLC		1,318,272
24,400		Emerson Electric Co.		1,457,900
6,900		Huntington Ingalls Industries, Inc.		1,313,139
17,300		Landstar Systems, Inc.		1,655,091
12,500		Norfolk Southern Corp.		1,869,250
				9,709,902
		Information Technology—33.9%
17,300	*	Adobe Systems, Inc.		3,913,952
9,800		Apple, Inc.		1,545,852
12,800	*	Arista Networks, Inc.		2,696,960
14,500		Automatic Data Processing, Inc.		1,901,240
69,500	*	Cadence Design Systems, Inc.		3,021,860
12,500	*	F5 Networks, Inc.		2,025,375
8,200	*	FleetCor Technologies, Inc.		1,522,904
30,200	*	Fortinet, Inc.		2,126,986
20,700		Microsoft Corp.		2,102,499
38,600		NetApp, Inc.		2,303,262
21,700	*	PayPal Holdings, Inc.		1,824,753
				24,985,643
		Materials—2.0%
16,500		Celanese Corp. – Class “A”		1,484,505
Total Value of Common Stocks (cost $61,926,237)				71,864,937
		SHORT-TERM U.S.GOVERNMENT
		OBLIGATIONS—1.4%
$ 1,000M		U.S. Treasury Bills, 2.3115%, 1/15/2019 (cost $999,100)		999,181
Total Value of Investments (cost $62,925,337)			99.0%	72,864,118
Other Assets, Less Liabilities			1.0	764,576
Net Assets			100.0%	$73,628,694

*	Non-income producing

110

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$71,864,937	$—	$—	$71,864,937
Short-Term U.S. Government
Obligations	—	999,181	—	999,181
Total Investments in Securities*	$71,864,937	$999,181	$—	$72,864,118

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	111

Portfolio Manager’s Letter
SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Life Series Special Situations Fund for the year ended December 31, 2018. During the year, the Fund’s return on a net asset value basis was –16.60%, including dividends of 18.3 cents per share and capital gains of $5.10 per share. This return underperformed the Fund’s benchmark, the Russell 2000 Value Index, which returned –12.86% during the period.

Economic Overview

Despite escalating trade tensions, especially between the U.S. and China, the U.S. enjoyed strong economic conditions throughout most of 2018. Record corporate earnings, strong GDP growth, tax cuts to start the year, low unemployment, and healthy consumer confidence and spending buoyed the economy. However, the economic climate and forward corporate guidance began to taper off near the end of the year. Globally, the world experienced tensions within emerging markets, such as debt issues in Turkey, trade tensions with China, and continued uncertainty in Europe with Brexit concerns.

The U.S. economy started the year with a continuation of 2017’s “Goldilocks” environment, posting annualized growth rates of 4.2% and 3.4% for the second and third quarters, respectively. Unemployment, at 3.7% in November, remained at a record 50-year low, boosting consumer confidence but tightening the domestic labor supply. Consumer confidence persisted at elevated levels throughout 2018, although some deterioration occurred towards year-end. Despite witnessing multi-year highs in retail sales and personal spending, the backdrop changed late in the third quarter as global economic growth started to slow and economic indicators began to fall off. Consumer confidence dropped to a two-year low in December, while the ISM manufacturing index fell to 54.1, the most severe decline since October 2008 and below even the most pessimistic of industry estimations at 55.0. It is worth noting, however, that any level above 50 is still considered expansionary.

The Federal Reserve (the Fed) stayed its course in 2018, raising interest rates four times and bringing the central bank’s benchmark interest rate to a range of 2.25% to 2.5%. This brings the total number of hikes since the Fed began tightening in December 2015 to nine. While the Fed has maintained a fairly hawkish stance throughout 2018, its tone turned more dovish toward the end of the year.

As the year progressed, central bank tightening began to put immense strains on both domestic as well as global markets, with the days of “easy money” a thing of the past and liquidity drying up. A modern barometer that is sometimes used to gauge if a recession may be looming, the 2-year versus 10-year U.S. Treasury spread, continued

112

to flatten throughout 2018, reaching a low of 11 basis points (bps), last seen prior to the 2008 recession. While inversion is typically seen as a precursor to a recession, it has historically taken an average of 20 months between when the yield curve first inverts and the start of an actual recession.

Global economic growth diverged from the U.S. In Europe, measured by the Euro-zone aggregate, economic growth averaged 2% throughout the year. Other developed economies, such as Japan, experienced equally lackluster GDP growth, averaging less than 1% in 2018. This divergence comes at a time when many countries still enjoyed loose central bank policy, contrary to the tightening in the U.S.

Emerging markets, excluding China, experienced a turbulent year, starting off 2018 on a positive note, quickly followed by a sharp sell-off, then a mild recovery toward year-end. This was triggered by many idiosyncratic risks, such as the Turkish debt crisis, which then spread into other emerging markets. On the other hand, China maintained its growth rate, while facing many threats to its economy, albeit growth did appear to weaken as the year came to a close. The Chinese economy expanded at an average pace of 6.7% quarter-over-quarter during 2018, nearly 1.5% faster than the emerging markets aggregate. Trade concerns with the U.S. continued to persist; however, hopes of a resolution appeared to emerge near year-end.

The Equity Market

After returning 10.6% for the first nine months of the year, U.S. stocks suffered a meaningful reversal during the fourth quarter of 2018, driven by concerns over fiscal tightening, the ongoing U.S.-China trade dispute and slowing global growth. The S&P 500 Index returned –13.5% during the final quarter of the year, with a decline of –9.0% in December alone. This drove the S&P’s 2018 return to –4.4%, its first negative total-return year since 2008. The forward earnings multiple for the S&P contracted from 18x in January to 15x at year’s end.

Within the S&P 500, Healthcare (6%), Utilities (4%) and Consumer Discretionary (0.8%) were the only GICS sectors to post positive total returns during the year. The worst-performing sectors were Energy (-18%), Materials (-13%) and Financials (-13%), which all saw declines in the fourth quarter. The Technology sector also posted a steep –17% return during the quarter, effectively offsetting its positive 20% return posted through September.

On the style front, growth outperformed value during the first three quarters of the year, but growth stocks drove the sell-off witnessed during the final quarter of 2018. The S&P 500 Growth Index returned –0.01% for the year compared to the S&P

113

Portfolio Manager’s Letter (continued)
SPECIAL SITUATIONS FUND

500 Value Index’s –8.95% return. Although small-cap stocks meaningfully outperformed large caps and mid-caps through August, sharp declines during the final four months of the year rendered small caps the worst performer for 2018. For the year, the Russell 1000 (–4.8%) outperformed the Russell Mid-Cap (–9.1%) and the Russell 2000 (–11.0%).

The Fund

On a relative basis, the Fund underperformed the Russell 2000 Value Index primarily due to stock selection in the Industrials and Consumer Discretionary sectors. Within Consumer Discretionary, Visteon Corp, an electronics supplier to the automotive industry, fell on concerns of slumping car sales, a weaker consumer, and a trade dispute with China. In Industrials, NCI Building Systems, a maker of metal products for low-rise commercial buildings, fell after it announced the acquisition of Ply Gem, a maker of vinyl siding, windows and doors for the residential market. Investors questioned NCI Building Systems’ decision to diversify into the residential market at a time when homebuilding markets appear to be weakening.

On the positive side, relative performance was helped by investments in Information Technology and Real Estate stocks. Within Information Technology, Microsemi Corporation, a maker of diversified semiconductor products, benefited from news that it agreed to be acquired by Microchip Technology Incorporated. Also in Information Technology, Zebra Technologies, a maker of automated data capture devices, such as mobile barcode scanners, was helped by strong device sales, as well as earnings gains from operating leverage and debt reduction. In Real Estate, Americold Realty Trust, an industrial REIT providing cold storage services, benefited from strong demand by grocers and direct-to-home food shippers.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

114

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/18)	(12/31/18)	(7/1/18–12/31/18)*
Expense Examples
Actual	$1,000.00	$ 834.05	$3.70
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.18	$4.08

*	Expenses are equal to the annualized expense ratio of .80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total value of investments.

115

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Special Situations Fund, the MSCI USA Small Cap Value Index**, Russell 2000 Index and the Russell 2000 Value Index.

The graph compares a $10,000 investment in the First Investors Life Series Special Situations Fund beginning 12/31/08 with theoretical investments in the MSCI USA Small Cap Value Index, the Russell 2000 Index and the Russell 2000 Value Index (the “Indices”). The MSCI USA Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across the U.S. Equity markets. The value investment style characteristics for index construction are defined using book value to price, 12-month forward earnings to price and dividend yield. The Russell 2000 Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Russell 2000 Value Index is an unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividend and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/18.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from MSCI and FTSE Russell. All other figures are from Foresters Investment Management Company, Inc.

** The Fund changed its primary broad based securities index to the MSCI USA Small Cap Value Index as of January 31, 2019. The Fund had previously changed its primary broad-based securities index to the Russell 2000 Value Index on March 14, 2018. In each case, the Fund elected to use the new index because it more closely reflected the Fund’s investment strategies. After this year we will not show comparisons to the Russell 2000 Index and the Russell 2000 Value Index.

116

Portfolio of Investments
SPECIAL SITUATIONS FUND
December 31, 2018

Shares		Security	Value
		COMMON STOCKS—95.6%
		Communication Services—.8%
33,900		Meredith Corp.	$ 1,760,766
		Consumer Discretionary—12.6%
80,000		American Eagle Outfitters, Inc.	1,546,400
27,300		Cheesecake Factory, Inc.	1,187,823
14,500		Children’s Place, Inc.	1,306,305
84,200		Dana, Inc.	1,147,646
68,000		DSW, Inc. – Class “A”	1,679,600
81,400	*	frontdoor, inc.	2,166,054
32,500	*	Genesco, Inc.	1,439,750
59,000		Haverty Furniture Cos., Inc.	1,108,020
10,800	*	Helen of Troy, Ltd.	1,416,744
55,200	*	MasterCraft Boat Holdings, Inc.	1,032,240
24,500		Oxford Industries, Inc.	1,740,480
37,500		Penske Automotive Group, Inc.	1,512,000
79,000		Ruth’s Hospitality Group, Inc.	1,795,670
55,400	*	ServiceMaster Holdings, Inc.	2,035,396
147,400	*	TRI Pointe Group, Inc.	1,611,082
19,700	*	Visteon Corp.	1,187,516
79,100		Wolverine World Wide, Inc.	2,522,499
			26,435,225
		Consumer Staples—4.5%
54,500		Energizer Holdings, Inc.	2,460,675
12,100		Lancaster Colony Corp.	2,140,006
43,600	*	Performance Food Group Co.	1,406,972
63,700		Tootsie Roll Industries, Inc.	2,127,580
44,000	*	U.S. Foods Holding Corp.	1,392,160
			9,527,393
		Energy—4.9%
87,600	*	Carrizo Oil & Gas, Inc.	989,004
55,000		Delek U.S. Holdings, Inc.	1,788,050
120,200	*	Jagged Peak Energy, Inc.	1,096,224
155,300	*	Keane Group, Inc.	1,270,354
102,300		Liberty Oilfield Services, Inc. – Class “A”	1,324,785
166,800	*	Oasis Petroleum, Inc.	922,404
50,700		PBF Energy, Inc. – Class “A”	1,656,369
115,900	*	WPX Energy, Inc.	1,315,465
			10,362,655

117

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2018

Shares		Security	Value
		Financials—25.3%
109,400	*	AllianceBernstein Holding, LP (MLP)	$ 2,988,808
86,000		Amalgamated Bank – Class “A”	1,677,000
26,600		American Financial Group, Inc.	2,408,098
72,650		Aspen Insurance Holdings, Ltd.	3,050,574
88,800		Berkshire Hills Bancorp, Inc.	2,394,936
62,700		Brown & Brown, Inc.	1,728,012
90,000		Capstar Financial Holdings, Inc.	1,325,700
136,800		CNO Financial Group, Inc.	2,035,584
50,100	*	FCB Financial Holdings, Inc. – Class “A”	1,682,358
67,350		Great Western Bancorp, Inc.	2,104,687
105,900		Green Bancorp, Inc.	1,815,126
60,400		Guaranty Bancorp	1,253,300
25,300		IBERIABANK Corp.	1,626,284
17,500		iShares Russell 2000 Value ETF (ETF)	1,881,950
41,200		James River Group Holdings, Ltd.	1,505,448
35,700		Kemper Corp.	2,369,766
93,300		OceanFirst Financial Corp.	2,100,183
151,000		Old National Bancorp of Indiana	2,325,400
39,700		Prosperity Bancshares, Inc.	2,473,310
36,000		QCR Holdings, Inc.	1,155,240
74,700	*	Seacoast Banking Corp.	1,943,694
92,100		Simmons First National Corp. – Class “A”	2,222,373
195,200		Sterling Bancorp	3,222,752
151,900		TCF Financial Corp.	2,960,531
151,600		Waddell & Reed Financial, Inc. – Class “A”	2,740,928
			52,992,042
		Health Care—6.4%
86,600	*	American Renal Associates	997,632
16,800	*	Charles River Laboratories International, Inc.	1,901,424
26,900		Hill-Rom Holdings, Inc.	2,381,995
16,200	*	ICON, PLC	2,093,202
64,200		Phibro Animal Health Corp. – Class “A”	2,064,672
87,500	*	Prestige Brands, Inc.	2,702,000
16,500		SPDR S&P Biotech ETF (ETF)	1,183,875
			13,324,800
		Industrials—13.3%
58,500		AAR Corp.	2,184,390
91,600	*	Atkore International Group Co.	1,817,344
60,000		Columbus McKinnon Corp.	1,808,400

118

Shares		Security	Value
		Industrials (continued)
33,700		Comfort Systems USA, Inc.	$ 1,472,016
38,000		ESCO Technologies, Inc.	2,506,100
13,500	*	Esterline Technologies Corp.	1,639,575
83,700	*	Gardner Denver Holdings, Inc.	1,711,665
41,300		Korn/Ferry International	1,633,002
143,500	*	NCI Building Systems, Inc.	1,040,375
38,500		Park-Ohio Holdings Corp.	1,181,565
28,800		Regal Beloit Corp.	2,017,440
66,450		Schneider National, Inc. – Class “B”	1,240,621
84,700	*	SPX Corp.	2,372,447
27,500		Standex International Corp.	1,847,450
47,400		Timken Co.	1,768,968
53,000		Triton International, Ltd.	1,646,710
			27,888,068
		Information Technology—10.5%
81,100	*	ARRIS International, PLC	2,479,227
22,500		Belden, Inc.	939,825
55,700	*	Cree Research, Inc.	2,382,567
55,500	*	Diodes, Inc.	1,790,430
17,000		MKS Instruments, Inc.	1,098,370
30,000	*	NETGEAR, Inc.	1,560,900
232,000	*	PDF Solutions, Inc.	1,955,760
80,600	*	Perficient, Inc.	1,794,156
162,100		Travelport Worldwide, Ltd.	2,532,002
163,200	*	TTM Technologies, Inc.	1,587,936
39,500	*	Verint Systems, Inc.	1,671,245
14,300	*	Zebra Technologies Corp. – Class “A”	2,276,989
			22,069,407
		Materials—5.1%
20,100		AptarGroup, Inc.	1,890,807
70,000	*	Ferro Corp.	1,097,600
29,500		Greif, Inc.	1,094,745
72,150		Louisiana-Pacific Corp.	1,603,173
114,200	*	PQ Group Holdings, Inc.	1,691,302
34,300		Sensient Technologies Corp.	1,915,655
29,000		Trinseo SA	1,327,620
			10,620,902

119

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2018

Shares or
Principal
Amount	Security		Value
	Real Estate—7.2%
102,700	Americold Realty Trust (REIT)		$ 2,622,958
118,000	Brixmor Property Group, Inc. (REIT)		1,733,420
66,650	Douglas Emmett, Inc. (REIT)		2,274,765
19,100	Federal Realty Investment Trust (REIT)		2,254,564
84,700	Industrial Logistics Properties Trust (REIT)		1,666,049
43,200	JBG SMITH Properties (REIT)		1,503,792
107,200	Sunstone Hotel Investors, Inc. (REIT)		1,394,672
82,100	Tanger Factory Outlet Centers, Inc. (REIT)		1,660,062
			15,110,282
	Utilities—5.0%
50,500	Black Hills Corp.		3,170,390
26,300	IDACORP, Inc.		2,447,478
28,000	Pinnacle West Capital Corp.		2,385,600
54,800	Portland General Electric Co.		2,512,580
			10,516,048
Total Value of Common Stocks (cost $199,355,053)			200,607,588
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—1.2%
$ 2,500M	U.S. Treasury Bills, 2.3115%, 1/15/2019 (cost $2,497,751)		2,497,953
Total Value of Investments (cost $201,852,804)		96.8%	203,105,541
Other Assets, Less Liabilities		3.2	6,720,435
Net Assets		100.0%	$209,825,976

*	Non-income producing

Summary of Abbreviations:
	ETF	Exchange Traded Fund
	MLP	Master Limited Partnership
	REIT	Real Estate Investment Trust
	SPDR	Standard & Poor’s Depository Receipts

120

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$200,607,588	$—	$—	$200,607,588
Short-Term U.S. Government
Obligations	—	2,497,953	—	2,497,953
Total Investments in Securities*	$200,607,588	$2,497,953	$—	$203,105,541

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	121

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Life Series Total Return Fund for the year ended December 31, 2018. During the year, the Fund’s return on a net asset value basis was –7.65%, including dividends of 22.3 cents per share and capital gains of 6.7 cents per share. This return underperformed the Fund’s benchmarks, the Standard & Poor’s 500 Index and the ICE BofA Merrill Lynch U.S. Corporate, Government & Mortgage Master Index, which returned –4.39% and 0.00%, respectively, during the period.

Economic Overview

Despite escalating trade tensions, especially between the U.S. and China, the U.S. enjoyed strong economic conditions throughout most of 2018. Record corporate earnings, strong GDP growth, tax cuts to start the year, low unemployment, and healthy consumer confidence and spending buoyed the economy. However, the economic climate and forward corporate guidance began to taper off near the end of the year. Globally, the world experienced tensions within emerging markets, such as debt issues in Turkey, trade tensions with China, and continued uncertainty in Europe with Brexit concerns.

The U.S. economy started the year with a continuation of 2017’s “Goldilocks” environment, posting annualized growth rates of 4.2% and 3.4% for the second and third quarters, respectively. Unemployment, at 3.7% in November, remained at a record 50-year low, boosting consumer confidence but tightening the domestic labor supply. Consumer confidence persisted at elevated levels throughout 2018, although some deterioration occurred towards year-end. Despite witnessing multi-year highs in retail sales and personal spending, the backdrop changed late in the third quarter as global economic growth started to slow and economic indicators began to fall off. Consumer confidence dropped to a two-year low in December, while the ISM manufacturing index fell to 54.1, the most severe decline since October 2008 and below even the most pessimistic of industry estimations at 55.0. It is worth noting, however, that any level above 50 is still considered expansionary.

The Federal Reserve (the Fed) stayed its course in 2018, raising interest rates four times and bringing the central bank’s benchmark interest rate to a range of 2.25% to 2.5%. This brings the total number of hikes since the Fed began tightening in December 2015 to nine. While the Fed has maintained a fairly hawkish stance throughout 2018, its tone turned more dovish toward the end of the year.

122

As the year progressed, central bank tightening began to put immense strains on both domestic as well as global markets, with the days of “easy money” a thing of the past and liquidity drying up. A modern barometer that is sometimes used to gauge if a recession may be looming, the 2-year versus 10-year U.S. Treasury spread, continued to flatten throughout 2018, reaching a low of 11 basis points (bps), last seen prior to the 2008 recession. While inversion is typically seen as a precursor to a recession, it has historically taken an average of 20 months between when the yield curve first inverts and the start of an actual recession.

Global economic growth diverged from the U.S. In Europe, measured by the Euro-zone aggregate, economic growth averaged 2% throughout the year. Other developed economies, such as Japan, experienced equally lackluster GDP growth, averaging less than 1% in 2018. This divergence comes at a time when many countries still enjoyed loose central bank policy, contrary to the tightening in the U.S.

Emerging markets, excluding China, experienced a turbulent year, starting off 2018 on a positive note, quickly followed by a sharp sell-off, then a mild recovery toward year-end. This was triggered by many idiosyncratic risks, such as the Turkish debt crisis, which then spread into other emerging markets. On the other hand, China maintained its growth rate, while facing many threats to its economy, albeit growth did appear to weaken as the year came to a close. The Chinese economy expanded at an average pace of 6.7% quarter-over-quarter during 2018, nearly 1.5% faster than the emerging markets aggregate. Trade concerns with the U.S. continued to persist; however, hopes of a resolution appeared to emerge near year-end.

The Equity Market

After returning 10.6% for the first nine months of the year, U.S. stocks suffered a meaningful reversal during the fourth quarter of 2018, driven by concerns over fiscal tightening, the ongoing U.S.-China trade dispute and slowing global growth. The S&P 500 Index returned –13.5% during the final quarter of the year, with a decline of –9.0% in December alone. This drove the S&P’s 2018 return to –4.4%, its first negative total-return year since 2008. The forward earnings multiple for the S&P contracted from 18x in January to 15x at year’s end.

Within the S&P 500, Healthcare (6%), Utilities (4%) and Consumer Discretionary (0.8%) were the only GICS sectors to post positive total returns during the year. The worst-performing sectors were Energy (–18%), Materials (–13%) and Financials (–13%), which all saw declines in the fourth quarter. The Technology sector also posted a steep –17% return during the quarter, effectively offsetting its positive 20% return posted through September.

123

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

On the style front, growth outperformed value during the first three quarters of the year, but growth stocks drove the sell-off witnessed during the final quarter of 2018. The S&P 500 Growth Index returned –0.01% for the year compared to the S&P 500 Value Index’s –8.95% return. Although small-cap stocks meaningfully outperformed large caps and mid-caps through August, sharp declines during the final four months of the year rendered small caps the worst performer for 2018. For the year, the Russell 1000 (–4.8%) outperformed the Russell Mid-Cap (–9.1%) and the Russell 2000 (–11.0%).

The Bond Market

The story surrounding the fixed income market throughout 2018 was largely focused on strengthening economic growth, rising interest rates in the U.S., a shift from quantitative easing to quantitative tightening, trade tensions and overall accelerating political risks. Strong growth, wage inflation, rate hikes and a seemingly more hawkish Fed Chair Jerome Powell all contributed to persistent upward pressure on yields. Two-year U.S. Treasury note yields moved notably higher during the year in anticipation of Fed rate hikes, ending the year at 2.48%, versus 2017’s closing level of 1.88%. Meanwhile, 10-year U.S. Treasury yields rose by 28 bps. The 10-year U.S. Treasury note yield closed the year at 2.68% versus 2017’s closing level of 2.41%. The 10-year U.S. Treasury note yield hit a high of 3.23% in November 2018 and then proceeded to decrease sharply into year-end.

Bond prices tend to fall when interest rates rise. After negative returns during the first two quarters of the year, the broad U.S. bond market rebounded (especially in the fourth quarter) which was enough to eke out a slightly positive return for the year at 0.05%. The federal funds target range during 2018 went from 1.50% to 2.50%, as the Fed hiked rates four times during the year, bringing the total number of rate hikes to nine since December of 2015. The rise in rates also resulted in a flatter yield curve.

Fixed income sectors performed better than equity sectors in 2018, although not surprisingly, their gains were limited to the high quality Treasury Index (0.80%) and the Agency Index (1.37%). The Corporate Bond Index fell by –2.25%, but the High Yield Index was the worst performing fixed income asset class, down –2.27% for the year. Credit-sensitive bonds fell in the fourth quarter, in particular, due to pressure from tightening financial conditions and falling commodity prices.

In terms of bond spreads, a widening occurred across the U.S. investment-grade and U.S. high yield markets during the year. New issue supply, combined with increased merger and acquisition (M&A) risk and political uncertainty led, in part, to wider spreads for the U.S. investment grade market. The high yield market, however,

124

benefited from technical factors. New issue supply was lower year-over-year and the inherently short duration nature of high yield insulated it to some extent from the rise in interest rates.

For the year, municipal bonds, represented by the BofA ML Municipal Securities Index, returned 1.04%, benefiting from lower new issuance in 2018. Last year’s muni issuance totaled $338 billion (net issuance was $45 billion), which represented a decrease of 25% year-over-year. Municipal bond mutual funds had positive inflows of approximately $5 billion throughout 2018.1 Long-term yields were 48 bps higher, while two-year rates rose 22 bps. The yield curve (2-year versus 30-year municipals) steepened 26 bps to a spread of 124 bps at year-end. The BofA ML Municipal High Yield Index returned 7.20% for the year.

The Fund – Equities

The Fund’s average allocation in equities during the review period was 57.4% of total assets. Fund returns were impacted due to weak stock selection versus the benchmark. The Fund changed managers during the first quarter of 2018, and we shifted the style to better compete with its benchmark and peer group. As a result, the Fund will invest in more core and growth securities with our focus on the highest quality companies. We look for companies that generate high free cash flow that can be invested back into the business or returned to shareholders in the form of share buybacks and dividends.

The Fund recently took a position in Amazon. This stock has a significant weighting in the Index and not owning it has hurt relative performance for the last few years. In the Consumer Discretionary sector, the Fund’s underperformance was due to poor stock selection in Aramark, Limited Brands and Tupperware. We have sold our holdings in Limited Brands and Tupperware because they do not fit our investment criteria. Aramark missed its most recent earnings estimates, but we believe that will be temporary and would expect to see improvement in the company’s business outlook in the coming year. The Fund underperformed the Technology sector in 2018, mostly from being underweight compared to the benchmark, but we are working to change that over time, opportunistically adding names we believe are undervalued to the growth prospects. The Fund purchased shares of Salesforce.com, Visa and NVIDA Corp in the past year. The Fund was overweight Financials and performance was negatively impacted, especially in the fourth quarter of 2018, when the markets sold off after increased fears of a global economic slowdown and quantitative tightening by the U.S. Fed.

125

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

The Fed’s tightening caused a flattening of the U.S. Treasury yield curve, which has a negative impact on a bank’s ability to make money. The ideal yield curve is steep, meaning banks can borrow short-term money cheaply and loan it out longer at a higher rate. That spread is how banks earn money. When the yield curve flattened throughout the year, banks sold off. The Fund’s ownership in Citizens Financial and Sterling Bancorp was adversely impacted by the flatter yield curve, especially in the fourth quarter, when investors sold the stock down. Both banks are small-cap stocks and are regional banks, so these names were more negatively impacted than some of the large-cap banks owned by the Fund. Large-cap banks, such as JP Morgan, have more levers to offset the decline in the yield curve, but make no mistake, the large banks were negatively impacted—just not to the extent the smaller, regional banks were. The Fund’s holding in Wells Fargo also sold off as this bank has had some issues with oversight. However, the company has been working through a culture change to improve relationships with clients and regulators. We believe the pessimism around the name creates an opportunity to invest in a solid franchise that is making improvements and should be able to increase margins in the coming years.

The Fund – Fixed Income

During the review period, the Fund had average bond and cash allocations of 40.3% and 2.3%, respectively. As a percentage of the Fund’s total assets, investment grade corporate bonds were the largest bond allocation at 27.0%, followed by mortgage-backed securities at 5.5%, U.S. government securities at 3.1%, high yield bonds at 2.0%, municipal bonds at 1.7%, and asset-backed securities at 0.9%.

The Fund’s relative underperformance on a fixed income basis was predominantly a function of its overweight to corporate bonds. In addition, the Fund had exposure to high yield bonds, which were the worst performing asset class during the review period. The Fund’s underweight to U.S. Treasury securities compared to the Index was also a negative contributor to performance. The Fund did benefit from its underweight in securities with maturities greater than 10 years, which had the weakest returns during the review period.

126

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

127

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/18)	(12/31/18)	(7/1/18–12/31/18)*
Expense Examples
Actual	$1,000.00	$ 923.46	$4.31
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.72	$4.53

*	Expenses are equal to the annualized expense ratio of .89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total value of investments.

128

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Total Return Fund, the ICE Bank of America Merrill Lynch (“ICE BofAML”) U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Total Return Fund beginning 12/17/12 (commencement of operations) with theoretical investments in the ICE BofAML U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The ICE BofAML U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasuries, quasi-government, corporate and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/18.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Intercontinental Exchange and Standard & Poor’s. All other figures are from Foresters Investment Management Company, Inc.

129

Portfolio of Investments
TOTAL RETURN FUND
December 31, 2018

Shares		Security	Value
		COMMON STOCKS—56.2%
		Communication Services—3.7%
350	*	Alphabet, Inc. – Class “A”	$ 365,736
11,250		AT&T, Inc.	321,075
4,560		CBS Corp. – Class “B”	199,363
2,400	*	Take-Two Interactive Software	247,056
7,050		Verizon Communications, Inc.	396,351
3,470		Walt Disney Co.	380,485
			1,910,066
		Consumer Discretionary—4.2%
205	*	Amazon.com, Inc.	307,904
11,550		American Eagle Outfitters, Inc.	223,261
8,820		Aramark Holdings Corp.	255,515
1,550	*	Burlington Stores, Inc.	252,138
1,650		Home Depot, Inc.	283,503
3,750		Lowe’s Cos., Inc.	346,350
2,750		Ross Stores, Inc.	228,800
7,860		Tapestry, Inc.	265,275
			2,162,746
		Consumer Staples—4.7%
7,420		Altria Group, Inc.	366,474
6,950		Coca-Cola Co.	329,082
5,859		Koninklijke Ahold Delhaize NV (ADR)	147,823
4,850		Mondelez International, Inc. – Class “A”	194,146
3,360		PepsiCo, Inc.	371,213
3,030		Philip Morris International, Inc.	202,283
4,710		Procter & Gamble Co.	432,943
3,960		Walmart, Inc.	368,874
			2,412,838
		Energy—5.2%
2,750		Anadarko Petroleum Corp.	120,560
11,695		BP, PLC (ADR)	443,474
3,100		Chevron Corp.	337,249
4,620		ConocoPhillips	288,057
32,350		EnCana Corporation	186,983
2,710		EOG Resources, Inc.	236,339
4,350		ExxonMobil Corp.	296,626
4,340		Marathon Petroleum Corp.	256,103

130

Shares		Security	Value
		Energy (continued)
1,500		Phillips 66	$ 129,225
3,460		Schlumberger, Ltd.	124,837
9,030		Suncor Energy, Inc.	252,569
			2,672,022
		Financials—10.1%
4,750		American Express Co.	452,770
11,410		Bank of America Corp.	281,142
2,760		Chubb, Ltd.	356,537
8,280		Citizens Financial Group, Inc.	246,164
3,340		Discover Financial Services	196,993
4,700		Fidelity National Financial, Inc.	147,768
1,450		Goldman Sachs Group, Inc.	242,222
4,600		Hamilton Lane, Inc. – Class “A”	170,200
7,340		JPMorgan Chase & Co.	716,531
5,500		MetLife, Inc.	225,830
5,250		Morgan Stanley	208,163
2,620		PNC Financial Services Group, Inc.	306,304
5,350		Popular, Inc.	252,627
10,270		Regions Financial Corp.	137,413
14,350		Sterling Bancorp	236,919
1,850		Travelers Cos., Inc.	221,538
7,290		U.S. Bancorp	333,153
10,410		Wells Fargo & Co.	479,693
			5,211,967
		Health Care—12.5%
5,710		Abbott Laboratories	413,004
1,050		Anthem, Inc.	275,761
3,287		Baxter International, Inc.	216,350
950	*	Biogen, Inc.	285,874
1,300	*	Centene Corp.	149,890
5,867		CVS Health Corp.	384,406
2,250		Eli Lilly & Co.	260,370
4,350	*	Exact Sciences Corp.	274,485
3,150		Gilead Sciences, Inc.	197,032
3,290		Hill-Rom Holdings, Inc.	291,330
3,520		Johnson & Johnson	454,256
7,300		Koninklijke Philips NV (ADR)	256,303
2,940		Medtronic, PLC	267,422
7,070		Merck & Co., Inc.	540,219

131

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2018

Shares		Security	Value
		Health Care (continued)
13,150		Pfizer, Inc.	$ 573,998
9,200		Smith & Nephew, PLC (ADR)	343,896
2,490		Thermo Fisher Scientific, Inc.	557,237
1,500	*	Vertex Pharmaceuticals, Inc.	248,565
2,650		Zimmer Biomet Holdings, Inc.	274,858
2,400		Zoetis, Inc.	205,296
			6,470,552
		Industrials—5.2%
6,550	*	Gardner Denver Holdings, Inc.	133,947
3,060		Honeywell International, Inc.	404,287
1,700		Ingersoll-Rand, PLC	155,091
3,050		Kansas City Southern, Inc.	291,123
1,550		Lockheed Martin Corp.	405,852
5,470		Schneider National, Inc. – Class “B”	102,125
1,190		Stanley Black & Decker, Inc.	142,491
4,550		Triton International, Ltd.	141,369
3,150		Union Pacific Corp.	435,425
4,230		United Technologies Corp.	450,410
			2,662,120
		Information Technology—9.7%
2,440		Apple, Inc.	384,886
14,600		Cisco Systems, Inc.	632,618
1,400	*	FleetCor Technologies, Inc.	260,008
8,940		Intel Corp.	419,554
5,100		Maxim Integrated Products, Inc.	259,335
7,510		Microsoft Corp.	762,791
8,650		Nintendo Co., Ltd.	286,315
1,750		NVIDIA Corp.	233,625
9,450		QUALCOMM, Inc.	537,800
2,550	*	salesforce.com, Inc. (b)	349,274
2,700		Texas Instruments, Inc.	255,150
2,900		Visa, Inc. – Class “A”	382,626
3,400	*	Worldpay, Inc. – Class “A”	259,862
			5,023,844

132

Shares or
Principal
Amount	Security	Value
	Materials—.9%
5,350	DowDuPont, Inc.	$ 286,118
1,250	Linde, PLC	195,050
		481,168
Total Value of Common Stocks (cost $27,549,653)		29,007,323
	CORPORATE BONDS—25.9%
	Aerospace/Defense—.5%
$ 300M	Rockwell Collins, Inc., 3.5%, 3/15/2027	282,100
	Automotive—3.1%
200M	Daimler Finance NA, LLC, 3.35%, 2/22/2023 (a)	197,385
	Ford Motor Credit Co., LLC:
420M	2.375%, 3/12/2019	419,323
100M	8.125%, 1/15/2020	103,844
308M	General Motors Financial Co., Inc., 5.25%, 3/1/2026	301,822
	Lear Corp.:
200M	5.25%, 1/15/2025	205,636
200M	3.8%, 9/15/2027	183,023
200M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	192,415
		1,603,448
	Chemicals—.6%
200M	Dow Chemical Co., 3.5%, 10/1/2024	193,234
100M	Nutrien, Ltd., 3.375%, 3/15/2025	94,079
		287,313
	Energy—4.5%
250M	BP Capital Markets, PLC, 3.216%, 11/28/2023	246,558
300M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	305,101
300M	Continental Resources, Inc., 5%, 9/15/2022	298,220
100M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	101,416
300M	Enterprise Products Operating, 7.55%, 4/15/2038	380,847
300M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	293,013
150M	Kinder Morgan, Inc., 5.625%, 11/15/2023 (a)	158,732
400M	Magellan Midstream Partners, LP, 5%, 3/1/2026	418,722
100M	Valero Energy Corp., 6.625%, 6/15/2037	109,864
		2,312,473

133

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2018

Principal
Amount	Security	Value
	Financial Services—1.8%
$ 100M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	$ 103,550
400M	Brookfield Finance, Inc., 4%, 4/1/2024	395,906
100M	ERAC USA Finance, LLC, 4.5%, 8/16/2021 (a)	102,089
100M	Key Bank NA, 3.4%, 5/20/2026	96,019
100M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	103,182
100M	Prudential Financial, Inc., 7.375%, 6/15/2019	101,825
		902,571
	Financials—3.8%
100M	Bank of America Corp., 5.875%, 2/7/2042	116,301
100M	Barclays Bank, PLC, 5.125%, 1/8/2020	101,594
100M	Capital One Financial Corp., 3.75%, 4/24/2024	97,647
	Citigroup, Inc.:
100M	4.5%, 1/14/2022	102,245
100M	4.3%, 11/20/2026	96,320
100M	Deutsche Bank AG of New York, 3.7%, 5/30/2024	90,947
150M	Goldman Sachs Group, Inc., 3.625%, 1/22/2023	147,777
200M	HSBC Holdings, PLC, 2.65%, 1/5/2022	194,109
	JPMorgan Chase & Co.:
100M	3.559%, 4/23/2024	99,303
100M	3.54%, 5/1/2028 †	95,440
100M	6.4%, 5/15/2038	121,822
	Morgan Stanley:
200M	5.5%, 7/28/2021	209,722
200M	4%, 7/23/2025	197,479
100M	U.S. Bancorp, 3.6%, 9/11/2024	99,596
200M	UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (a)	197,411
		1,967,713
	Food/Beverage/Tobacco—.2%
100M	Anheuser-Busch Co, 3.65%, 2/1/2026	94,642
	Forest Products/Containers—.7%
250M	Packaging Corp. of America, 3.4%, 12/15/2027	234,897
100M	Rock-Tenn Co., 4.9%, 3/1/2022	102,993
		337,890

134

Principal
Amount	Security	Value
	Health Care—1.2%
$ 250M	Bayer U.S. Finance II, LLC, 4.375%, 12/15/2028 (a)	$ 239,162
200M	CVS Health Corp., 3.875%, 7/20/2025	195,179
100M	Express Scripts Holding Co., 4.75%, 11/15/2021	102,931
100M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	100,636
		637,908
	Information Technology—1.0%
300M	Corning, Inc., 7.25%, 8/15/2036	338,267
200M	Diamond 1 Finance Corp., 4.42%, 6/15/2021 (a)	199,785
		538,052
	Manufacturing—.7%
300M	Crane Co., 4.2%, 3/15/2048	275,878
100M	Johnson Controls International, PLC, 5%, 3/30/2020	102,118
		377,996
	Media-Broadcasting—1.3%
	Comcast Corp.:
100M	5.15%, 3/1/2020	102,383
250M	4.15%, 10/15/2028	254,156
300M	4.25%, 1/15/2033	298,421
		654,960
	Media-Diversified—.2%
100M	Time Warner, Inc., 3.6%, 7/15/2025	94,848
	Metals/Mining—.6%
235M	Glencore Funding, LLC, 4.625%, 4/29/2024 (a)	233,763
100M	Newmont Mining Corp., 5.125%, 10/1/2019	101,341
		335,104
	Real Estate—2.3%
300M	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/2028	290,301
75M	Digital Realty Trust, LP, 4.75%, 10/1/2025	76,735
100M	ERP Operating, LP, 3.375%, 6/1/2025	98,342
250M	Essex Portfolio, LP, 3.875%, 5/1/2024	250,989
100M	HCP, Inc., 4.25%, 11/15/2023	100,257
200M	Vornado Realty, LP, 3.5%, 1/15/2025	193,052
200M	Welltower, Inc., 4%, 6/1/2025	197,661
		1,207,337

135

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2018

Principal
Amount	Security	Value
	Retail-General Merchandise—.3%
$ 50M	Amazon.com, Inc., 4.8%, 12/5/2034	$ 53,646
100M	Home Depot, Inc., 5.875%, 12/16/2036	120,356
		174,002
	Schools—.2%
100M	Yale University, 2.086%, 4/15/2019	99,886
	Telecommunications—.6%
200M	AT&T, Inc., 4.25%, 3/1/2027	196,005
100M	Verizon Communications, Inc., 4.272%, 1/15/2036	93,663
		289,668
	Transportation—.9%
250M	Air Lease Corp., 3.875%, 7/3/2023	246,303
100M	Burlington Northern Santa Fe, LLC, 5.15%, 9/1/2043	112,211
100M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	103,619
		462,133
	Utilities—1.4%
200M	Commonwealth Edison Co., 5.9%, 3/15/2036	236,204
100M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	97,461
100M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	100,332
100M	Ohio Power Co., 5.375%, 10/1/2021	105,797
100M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	94,262
100M	Sempra Energy, 9.8%, 2/15/2019	100,670
		734,726
Total Value of Corporate Bonds (cost $13,873,406)		13,394,770
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—5.4%
	Fannie Mae—4.5%
213M	3%, 5/1/2029 – 11/1/2030	213,241
504M	3.5%, 11/1/2028 – 1/1/2048	506,827
725M	4%, 7/1/2041 – 8/1/2047	740,520
754M	4.5%, 8/1/2041 – 8/1/2048	782,540
66M	5%, 3/1/2042	69,605
		2,312,733

136

Shares or
Principal
Amount	Security	Value
	Freddie Mac—.9%
$ 299M	3.5%, 5/1/2033 – 7/1/2044	$ 302,595
63M	4%, 7/1/2044 – 4/1/2045	63,944
104M	4.5%, 12/1/2043	107,841
		474,380
Total Value of Residential Mortgage-Backed Securities (cost $2,830,269)		2,787,113
	U.S. GOVERNMENT OBLIGATIONS—2.4%
	U.S. Treasury Bonds:
300M	3%, 8/15/2048	298,670
100M	3.125%, 8/15/2044	102,113
150M	3.125%, 5/15/2048	152,892
	U.S. Treasury Notes:
200M	2.875%, 5/15/2028	203,113
500M	2.875%, 8/15/2028	507,832
Total Value of U.S. Government Obligations (cost $1,221,972)		1,264,620
	EXCHANGE TRADED FUNDS—2.4%
14,765	iShares iBoxx USD High Yield Corporate Bond ETF (ETF)	1,197,442
1,675	SPDR Bloomberg Barclays High Yield Bond ETF (ETF)	56,263
Total Value of Exchange Traded Funds (cost $1,323,417)		1,253,705
	TAXABLE MUNICIPAL BONDS—2.4%
$ 50M	Forney, TX ISD GO, 5%, 8/15/2048	56,528
500M	Los Angeles CA Dept. Wtr. & Pwr. Rev., 5%, 7/1/2039	581,640
125M	New York State Dorm. Auth., 5%, 3/15/2040	144,193
200M	San Francisco CA City & Cnty. Arpts. Rev., 5%, 5/1/2041	220,320
75M	Tomball, TX ISD GO, 5%, 2/15/2041	86,047
120M	Triborough Bridge & Tunnel Auth. Rev., 5%, 11/15/2038	139,805
Total Value of Taxable Municipal Bonds (cost $1,222,656)		1,228,533
	ASSET-BACKED SECURITIES—1.1%
	Fixed Autos—.5%
300M	Hertz Vehicle Financing Trust, 2.96%, 10/25/2021	297,393
	Fixed Communication Services—.6%
	Verizon Owner Trust:
200M	1.92%, 12/20/2021 (a)	197,992
100M	3.23%, 4/20/2023	100,663
		298,655
Total Value of Asset-Backed Securities (cost $593,722)		596,048

137

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2018

Principal
Amount	Security	Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES—1.1%
	Federal Home Loan Mortgage Corporation
$ 545M	Multi-Family Structured Pass-Throughs, 3.725%,
	12/25/2027 (cost $556,231)	$ 564,398
	COLLATERALIZED MORTGAGE
	OBLIGATIONS—.5%
245M	Fannie Mae, 2.9862%, 12/25/2027 (cost $234,827) †	240,217
	U.S. GOVERNMENT AGENCY OBLIGATIONS—. 4%
200M	Federal Farm Credit Bank, 3%, 9/13/2029 (cost $188,766)	192,766
	PASS-THROUGH CERTIFICATES—. 4%
	Transportation
195M	American Airlines 17-2 AA PTT, 3.35%,
	10/15/2029 (cost $196,051)	184,200
Total Value of Investments (cost $49,790,970)	98.2%	50,713,693
Other Assets, Less Liabilities	1.8	915,897
Net Assets	100.0%	$51,629,590

*	Non-income producing
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see
Note 1G).
†	Interest rates on adjustable rate bonds are determined and reset periodically. The interest rates shown are the rates in effect of December 31, 2018.

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	GO	General Obligation
	ISD	Independent School District
	PTT	Pass-Through Trust
	SPDR	Standard & Poor’s Depository Receipts
	USD	United States Dollar

138

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$29,007,323	$—	$—	$29,007,323
Corporate Bonds	—	13,394,770	—	13,394,770
Residential Mortgage-Backed
Securities	—	2,787,113	—	2,787,113
U.S. Government Obligations	—	1,264,620	—	1,264,620
Exchange Traded Funds	1,253,705	—	—	1,253,705
Taxable Municipal Bonds	—	1,228,533	—	1,228,533
Asset-Backed Securities	—	596,048	—	596,048
Commercial Mortgage-Backed
Securities	—	564,398	—	564,398
Collateralized Mortgage
Obligations	—	240,217	—	240,217
U.S. Government Agency
Obligations	—	192,766	—	192,766
Pass-Through Certificates	—	184,200	—	184,200
Total Investments in Securities*	$30,261,028	$20,452,665	$—	$50,713,693

*	The Portfolio of Investments provides information on the industry categorization for common stocks, corporate bonds, asset backed securities and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	139

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2018

	COVERED				GOVERNMENT
	CALL		EQUITY	FUND FOR	CASH	GROWTH &
	STRATEGY		INCOME	INCOME	MANAGEMENT	INCOME	INTERNATIONAL
Assets
Investments in securities:
At identified cost	$18,130,076		$91,588,191	$99,109,145	$11,587,966	$345,979,999	$120,836,743

At value (Note 1A)	$17,434,593		$110,876,298	$94,032,071	$11,587,966	$441,725,387	$137,573,263
Cash	262,670		3,733,890	5,300,926	101,212	4,972,746	5,047,989
Receivables:
Investment securities sold	—		—	486,242	—	5,831,933	1,196
Options contracts sold	35,074		—	—	—	—	—
Interest and dividends	27,431		214,362	1,648,895	6,307	642,741	597,769
Trust shares sold	45,727		36,813	24,569	60,606	42,493	36,518
Other assets	963		9,122	7,757	914	37,828	11,085

Total Assets	17,806,458		114,870,485	101,500,460	11,757,005	453,253,128	143,267,820

Liabilities
Options written, at value (Note 6)	409,630	(a)	—	—	—	—	—
Payables:
Investment securities purchased	—		861,540	1,064,343	—	3,734,230	767,695
Trust shares redeemed	310		24,714	62,222	64,534	183,117	81,071
Accrued advisory fees	10,059		66,683	58,482	9,055	259,967	82,334
Accrued expenses	27,208		32,821	116,962	29,281	100,572	88,571

Total Liabilities	447,207		985,758	1,302,009	102,870	4,277,886	1,019,671

Net Assets	$17,359,251		$113,884,727	$100,198,451	$11,654,135	$448,975,242	$142,248,149

Net Assets Consist of:
Capital paid in	$17,897,914		$80,747,257	$105,963,369	$11,654,135	$267,328,373	$111,410,135
Distributable earnings	(538,663)		33,137,470	(5,764,918)	—	181,646,869	30,838,014

Total	$17,359,251		$113,884,727	$100,198,451	$11,654,135	$448,975,242	$142,248,149

Shares of beneficial interest outstanding (Note 2)	1,674,083		5,524,849	16,799,637	11,654,135	10,730,174	6,441,332

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$10.37		$20.61	$ 5.96	$ 1.00	$41.84	$22.08

(a) Premiums received from written options $ 500,520

140	See notes to financial statements	141

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2018

		LIMITED
	INVESTMENT	DURATION		SELECT	SPECIAL	TOTAL
	GRADE	BOND	OPPORTUNITY	GROWTH	SITUATIONS	RETURN
Assets
Investments in securities:
At identified cost	$61,938,110	$33,468,813	$60,495,843	$62,925,337	$201,852,804	$49,790,970

At value (Note 1A)	$60,572,229	$33,404,741	$61,589,010	$72,864,118	$203,105,541	$50,713,693
Cash	440,308	14,704	2,704,252	744,078	7,304,490	850,087
Receivables:
Investment securities sold	—	—	144,016	—	291,627	—
Interest and dividends	709,191	259,740	44,048	35,942	249,801	239,679
Trust shares sold	10,287	19,090	101,435	96,344	89,109	18,774
Other assets	4,790	2,842	4,662	5,070	17,344	4,068

Total Assets	61,736,805	33,701,117	64,587,423	73,745,552	211,057,912	51,826,301

Liabilities
Payables:
Investment securities purchased	—	—	298,772	—	977,610	50,797
Trust shares redeemed	50,033	122,079	27,181	53,481	70,852	70,336
Accrued advisory fees	28,440	15,547	37,600	42,760	123,654	29,712
Accrued expenses	28,203	41,736	28,704	20,617	59,820	45,866

Total Liabilities	106,676	179,362	392,257	116,858	1,231,936	196,711

Net Assets	$61,630,129	$33,521,755	$64,195,166	$73,628,694	$209,825,976	$51,629,590

Net Assets Consist of:
Capital paid in	$63,277,073	$35,968,112	$60,362,781	$58,612,257	$191,615,269	$49,017,747
Distributable earnings	(1,646,944)	(2,446,357)	3,832,385	15,016,437	18,210,707	2,611,843

Total	$61,630,129	$33,521,755	$64,195,166	$73,628,694	$209,825,976	$51,629,590

Shares of beneficial interest outstanding (Note 2)	6,053,814	3,590,975	4,121,266	5,206,751	7,271,056	4,130,760

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$10.18	$ 9.34	$15.58	$14.14	$28.86	$12.50

142	See notes to financial statements	143

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2018

	COVERED			GOVERNMENT
	CALL	EQUITY	FUND FOR	CASH	GROWTH &
	STRATEGY	INCOME	INCOME	MANAGEMENT	INCOME	INTERNATIONAL
Investment Income
Income:
Interest	$—	$44,394	$6,082,610	$182,151	$250,898	$40,305
Dividends	361,611	4,690,328 (a)	—	—	11,595,858 (b)	2,603,510 (c)

Total income	361,611	4,734,722	6,082,610	182,151	11,846,756	2,643,815

Expenses (Notes 1 and 4):
Advisory fees	112,050	952,863	781,651	73,730	3,760,530	1,170,048
Professional fees	16,706	25,517	30,822	17,356	69,904	39,635
Custodian fees and expenses	6,600	15,846	42,034	4,256	25,051	50,235
Reports and notices to shareholders	5,184	16,878	15,334	4,054	60,445	18,214
Registration fees	1,503	1,202	1,303	(999)	302	1,303
Trustees’ fees	845	7,391	6,050	571	29,861	9,058
Other expenses	4,374	10,535	73,356	5,022	29,602	47,010

Total expenses	147,262	1,030,232	950,550	103,990	3,975,695	1,335,503
Less: Expenses waived and/or assumed (Note 4)	—	—	—	(45,146)	—	—
Expenses paid indirectly (Note 1G)	(389)	(4,272)	(4,329)	(215)	(16,239)	(7,615)

Net expenses	146,873	1,025,960	946,221	58,629	3,959,456	1,327,888

Net investment income	214,738	3,708,762	5,136,389	123,522	7,887,300	1,315,927

Realized and Unrealized Gain (Loss) on Investments, Foreign
Currency Transactions and Options Contracts (Notes 3 and 6):
Net realized gain (loss) from:
Investments	102,642	10,296,597	(135,135)	—	79,189,083	13,198,319
Foreign currency transactions (Note 1C)	—	—	—	—	—	(68,048)
Options contracts	(23,481)	48,915	—	—	—	—
Net realized gain (loss) on investments,
foreign currency transactions and options contracts	79,161	10,345,512	(135,135)	—	79,189,083	13,130,271
Net unrealized appreciation (depreciation) on:
Investments	(2,233,300)	(24,510,582)	(7,547,381)	—	(137,968,673)	(34,079,938)
Options contracts	93,200	—	—	—	—	—
Net unrealized depreciation on investments
and options contracts	(2,140,100)	(24,510,582)	(7,547,381)	—	(137,968,673)	(34,079,938)
Net loss on investments, foreign currency transactions and
options contracts	(2,060,939)	(14,165,070)	(7,682,516)	—	(58,779,590)	(20,949,667)
Net Increase (Decrease) in Net Assets Resulting
from Operations	$(1,846,201)	$(10,456,308)	$(2,546,127)	$123,522	$(50,892,290)	$(19,633,740)

(a) Net of $17,700 foreign taxes withheld
(b) Net of $40,085 foreign taxes withheld
(c) Net of $ 281,942 foreign taxes withheld

144	See notes to financial statements	145

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2018

		LIMITED
	INVESTMENT	DURATION		SELECT	SPECIAL	TOTAL
	GRADE	BOND	OPPORTUNITY	GROWTH	SITUATIONS	RETURN
Investment Income
Income:
Interest	$2,395,522	$140,540	$5,000	$6,511	$53,561	$597,440
Dividends	—	—	1,521,894 (d)	867,221	3,562,892 (e)	705,674 (f)

Total income	2,395,522	140,540	1,526,894	873,732	3,616,453	1,303,114

Expenses (Notes 1 and 4):
Advisory fees	478,401	64,482	530,178	571,381	1,874,081	362,827
Professional fees	23,417	26,215	18,860	18,708	41,988	27,553
Custodian fees and expenses	10,030	5,639	18,243	5,681	18,267	18,193
Reports and notices to shareholders	9,669	3,713	8,803	8,432	30,225	7,621
Registration fees	1,303	1,303	651	200	1,302	1,202
Trustees’ fees	3,705	598	4,087	4,369	14,566	2,722
Other expenses	18,590	9,740	7,704	6,391	17,978	13,459

Total expenses	545,115	111,690	588,526	615,162	1,998,407	433,577
Less: Expenses waived (Note 4)	(95,680)	(12,896)	—	—	—	—
Expenses paid indirectly (Note 1G)	(1,638)	(141)	(2,666)	(1,787)	(8,352)	(1,632)

Net expenses	447,797	98,653	585,860	613,375	1,990,055	431,945

Net investment income	1,947,725	41,887	941,034	260,357	1,626,398	871,169

Realized and Unrealized Gain (Loss) on Investments
and Futures Contracts (Note 3):
Net realized gain (loss) on:
Investments	(192,933)	(114,235)	1,873,756	4,817,300	15,731,287	1,088,676
Futures contracts	—	(135)	—	—	—	—

Net realized gain (loss) on investments
and futures contracts	(192,933)	(114,370)	1,873,756	4,817,300	15,731,287	1,088,676
Net unrealized appreciation (depreciation) on investments	(3,142,639)	139,774	(14,258,572)	(8,481,984)	(59,007,907)	(5,855,570)

Net gain (loss) on investments and
futures contracts	(3,335,572)	25,404	(12,384,816)	(3,664,684)	(43,276,620)	(4,766,894)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$(1,387,847)	$67,291	$(11,443,782)	$(3,404,327)	$(41,650,222)	$(3,895,725)

(d) Net of $5,345 foreign taxes withheld
(e) Net of $987 foreign taxes withheld
(f) Net of $3,960 foreign taxes withheld

146	See notes to financial statements	147

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	COVERED CALL						GOVERNMENT
	STRATEGY		EQUITY INCOME		FUND FOR INCOME		CASH MANAGEMENT
Year Ended December 31	2018	2017	2018	2017	2018	2017	2018	2017
Increase (Decrease) in Net Assets From Operations
Net investment income	$214,738	$132,950	$3,708,762	$2,217,225	$5,136,389	$4,926,866	$123,522	$22,842
Net realized gain on investments
and options contracts	79,161	54,148	10,345,512	3,773,225	(135,135)	2,057,210	—	—
Net unrealized appreciation (depreciation) of investments
and options contracts	(2,140,100)	928,913	(24,510,582)	11,752,979	(7,547,381)	(192,698)	—	—
Net increase (decrease) in net assets resulting
from operations	(1,846,201)	1,116,011	(10,456,308)	17,743,429	(2,546,127)	6,791,378	123,522	22,842

Distributions to Shareholders
Distributions[1]	(132,946)		(6,132,576)		(5,406,594)		(123,522)
Net investment income		(44,670)		(2,293,954)		(5,236,876)		(22,842)
Net realized gains		—		(2,744,455)		—		—

Total distributions		(44,670)		(5,038,409)		(5,236,876)		(22,842)

Trust Share Transactions
Proceeds from shares sold	8,617,171	6,079,783	3,601,599	3,323,163	4,700,129	3,972,717	34,404,223	20,967,631
Reinvestment of distributions	132,946	44,670	6,132,576	5,038,409	5,406,594	5,236,876	123,522	22,842
Cost of shares redeemed	(795,938)	(6,019,581)	(9,254,741)	(7,757,717)	(7,966,143)	(6,180,821)	(31,536,951)	(22,243,363)

Net increase (decrease) from trust share transactions	7,954,179	104,872	479,434	603,855	2,140,580	3,028,772	2,990,794	(1,252,890)

Net increase (decrease) in net assets	5,975,032	1,176,213	(16,109,450)	13,308,875	(5,812,141)	4,583,274	2,990,794	(1,252,890)

Net Assets
Beginning of year	11,384,219	10,208,006	129,994,177	116,685,302	106,010,592	101,427,318	8,663,341	9,916,231

End of year[2]	$17,359,251	$11,384,219	$113,884,727	$129,994,177	$100,198,451	$106,010,592	$11,654,135	$8,663,341

Trust Shares Issued and Redeemed
Sold	753,965	552,336	159,530	151,829	760,276	627,229	34,404,223	20,967,631
Issued for distributions reinvested	11,796	4,087	276,242	237,437	887,782	848,764	123,522	22,842
Redeemed	(68,955)	(548,872)	(410,580)	(352,225)	(1,294,191)	(974,529)	(31,536,951)	(22,243,363)

Net increase (decrease) in trust shares outstanding	696,806	7,551	25,192	37,041	353,867	501,464	2,990,794	(1,252,890)

[1]The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2] For the year ended December 31, 2017 net assets includes
undistributed net investment income of		$132,945		$2,271,595		$4,992,682		$—

148	See notes to financial statements	149

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

							LIMITED DURATION
	GROWTH & INCOME		INTERNATIONAL		INVESTMENT GRADE		BOND
Year Ended December 31	2018	2017	2018	2017	2018	2017	2018	2017
Increase (Decrease) in Net Assets From Operations
Net investment income	$7,887,300	$7,229,735	$1,315,927	$1,319,920	$1,947,725	$1,916,230	$41,887	$82,502
Net realized gain (loss) on investments,
foreign currency transactions and futures contracts	79,189,083	23,289,962	13,130,271	13,381,924	(192,933)	385,327	(114,370)	(13,550)
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	(137,968,673)	53,706,924	(34,079,938)	25,743,295	(3,142,639)	737,755	139,774	26,855

Net increase (decrease) in net assets resulting
from operations	(50,892,290)	84,226,621	(19,633,740)	40,445,139	(1,387,847)	3,039,312	67,291	95,807

Distributions to Shareholders
Distributions[1]	(30,287,733)		(8,452,691)		(2,464,911)		(181,149)
Net investment income		(7,591,392)		(1,560,148)		(2,510,135)		(144,072)
Net realized gains		(18,784,208)		—		—		—

Total distributions		(26,375,600)		(1,560,148)		(2,510,135)		(144,072)

Trust Share Transactions
Proceeds from shares sold	4,272,429	3,866,763	8,719,408	3,801,845	3,265,357	3,697,811	2,471,009	1,664,381
Reinvestment of distributions	30,287,733	26,375,600	8,452,691	1,560,148	2,464,911	2,510,135	181,149	144,072
Cost of shares redeemed	(36,099,781)	(31,417,945)	(6,965,544)	(8,558,290)	(6,410,479)	(4,668,699)	(1,483,283)	(2,377,246)
Shares issued from merger	—	—	—	—	—	—	25,246,765	—

Net increase (decrease) from trust share transactions	(1,539,619)	(1,175,582)	10,206,555	(3,196,297)	(680,211)	1,539,247	26,415,640	(568,793)

Net increase (decrease) in net assets	(82,719,642)	56,675,439	(17,879,876)	35,688,694	(4,532,969)	2,068,424	26,301,782	(617,058)

Net Assets
Beginning of year	531,694,884	475,019,445	160,128,025	124,439,331	66,163,098	64,094,674	7,219,973	7,837,031

End of year[2]	$448,975,242	$531,694,884	$142,248,149	$160,128,025	$61,630,129	$66,163,098	$33,521,755	$7,219,973

Trust Shares Issued and Redeemed
Sold	91,611	85,374	355,497	157,115	318,410	347,525	265,394	173,061
Issued for distributions reinvested	656,716	603,699	342,492	72,666	242,371	240,665	19,541	15,118
Redeemed	(769,522)	(689,610)	(282,708)	(358,413)	(630,374)	(438,282)	(158,651)	(248,030)
Shares issued from merger	—	—	—	—	—	—	2,713,185	—

Net increase (decrease) in trust shares outstanding	(21,195)	(537)	415,281	(128,632)	(69,593)	149,908	2,839,469	(59,851)

[1]The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2] For the year ended December 31, 2017 net assets includes
undistributed net investment income of		$7,229,735		$1,252,901		$928,051		$72,987

150	See notes to financial statements	151

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	OPPORTUNITY		SELECT GROWTH		SPECIAL SITUATIONS		TOTAL RETURN
Year Ended December 31	2018	2017	2018	2017	2018	2017	2018	2017
Increase (Decrease) in Net Assets From Operations
Net investment income	$941,034	$360,670	$260,357	$243,759	$1,626,398	$958,244	$871,169	$610,667
Net realized gain on investments	1,873,756	1,428,426	4,817,300	5,019,818	15,731,287	32,358,938	1,088,676	485,015
Net unrealized appreciation (depreciation) of investments	(14,258,572)	8,995,834	(8,481,984)	12,005,973	(59,007,907)	6,813,078	(5,855,570)	3,821,173

Net increase (decrease) in net assets resulting
from operations	(11,443,782)	10,784,930	(3,404,327)	17,269,550	(41,650,222)	40,130,260	(3,895,725)	4,916,855
Distributions to Shareholders
Distributions[1]	(1,264,074)		(5,263,578)		(33,554,496)		(1,009,297)
Net investment income		(372,100)		(301,564)		(2,139,302)		(682,830)
Net realized gains		—		(5,700,381)		(2,798,466)		—

Total distributions		(372,100)		(6,001,945)		(4,937,768)		(682,830)

Trust Share Transactions
Proceeds from shares sold	10,438,149	9,804,034	11,136,982	3,634,274	8,412,913	4,207,639	5,027,378	5,397,771
Reinvestment of distributions	1,264,074	372,100	5,263,578	6,001,945	33,554,496	4,937,768	1,009,297	682,830
Cost of shares redeemed	(4,776,699)	(3,348,254)	(3,933,445)	(3,507,121)	(12,935,929)	(12,559,006)	(3,358,122)	(2,805,100)
Shares issued from merger	—	—	—	—	—	—	5,946,557	—

Net increase (decrease) from trust share transactions	6,925,524	6,827,880	12,467,115	6,129,098	29,031,480	(3,413,599)	8,625,110	3,275,501

Net increase (decrease) in net assets	(5,782,332)	17,240,710	3,799,210	17,396,703	(46,173,238)	31,778,893	3,720,088	7,509,526

Net Assets
Beginning of year	69,977,498	52,736,788	69,829,484	52,432,781	255,999,214	224,220,321	47,909,502	40,399,976

End of year[2]	$64,195,166	$69,977,498	$73,628,694	$69,829,484	$209,825,976	$255,999,214	$51,629,590	$47,909,502

Trust Shares Issued and Redeemed
Sold	580,446	578,651	707,116	259,139	244,269	115,650	376,074	414,482
Issued for distributions reinvested	70,383	22,703	347,890	467,077	1,006,132	141,931	75,659	53,556
Redeemed	(260,692)	(193,302)	(247,891)	(248,181)	(366,438)	(342,882)	(253,482)	(215,397)
Shares issued from merger	—	—	—	—	—	—	469,477	—

Net increase (decrease) in trust shares outstanding	390,137	408,052	807,115	478,035	883,963	(85,301)	667,728	252,641

[1]The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2] For the year ended December 31, 2017 net assets includes
undistributed net investment income of		$360,670		$243,759		$1,042,815		$529,800

152	See notes to financial statements	153

Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2018

1. Significant Accounting Policies—First Investors Life Series Funds, a Delaware statutory trust (“the Trust”), is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest in the Covered Call Strategy Fund, Equity Income Fund, Fund For Income, Government Cash Management Fund, Growth & Income Fund, International Fund, Investment Grade Fund, Limited Duration Bond Fund, Opportunity Fund, Select Growth Fund, Special Situations Fund and Total Return Fund (each a “Fund”, collectively, “the Funds”), and accounts separately for the assets, liabilities and operations of each Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies” including FASB Accounting Standard Update ASU 2013-08. Each Fund is diversified. The objective of each Fund as of December 31, 2018 is as follows:

Covered Call Strategy Fund seeks long-term capital appreciation.

Equity Income Fund seeks total return.

Fund For Income seeks high current income.

Government Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Growth & Income Fund seeks long-term growth of capital and current income.

International Fund primarily seeks long-term capital growth.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment primarily in investment grade debt securities.

Limited Duration Bond Fund seeks current income consistent with low volatility of principal.

Opportunity Fund seeks long-term capital growth.

Select Growth Fund seeks long-term growth of capital.

Special Situations Fund seeks long-term growth of capital.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security

154

is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service. Fixed income securities, other than short-term debt securities held by the Government Cash Management Fund, are priced based upon evaluated prices that are provided by a pricing service approved by the Trust’s Board of Trustees (“the Board”). Other securities may also be priced based upon valuations that are provided by pricing services approved by the Board. The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining evaluated prices.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the net asset value is calculated, the securities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use evaluated prices from a pricing service to fair value foreign equity securities in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

The Government Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

155

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2018

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities and options and futures contracts traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate, covered and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities, pass-through certificates and loan participations are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized in Level 3. Short-term notes that are valued at amortized cost by the Government Cash Management Fund are categorized in Level 2. Securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The aggregate value by input level, as of December 31, 2018, for each Fund’s investments is included following each Fund’s portfolio of investments.

156

B. Federal Income Tax—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2018, capital loss carryovers were as follows:

		Not Subject
		to Expiration
Fund	Total	Long-Term	Short-Term	Utilized
Covered Call Strategy	$ 109,497	$ —	$ 109,497	$116,891
Fund For Income	5,709,301	4,446,962	1,262,339	125,024
Investment Grade	1,526,639	1,457,013	69,626	—
Limited Duration Bond	426,747	322,689	104,058	—

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015–2017, or are expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Foreign Currency Translations and Transactions—The accounting records of the International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the prevailing rates of exchange on the respective dates of such transactions.

The International Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of spot currency transactions and gains and losses on accrued foreign dividends and related withholding taxes.

157

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2018

D. Distributions to Shareholders—The Separate Accounts, which own the shares of the Funds, will receive all dividends and other distributions by the Funds. All dividends and distributions are reinvested by the Separate Accounts in additional shares of the distributing Funds. Distributions from net investment income and net realized capital gains are generally declared and paid annually on all Funds, except for the Government Cash Management Fund which declares dividends, if any, from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sale losses, late loss deferrals, post-October capital losses, net operating losses and foreign currency transactions.

E. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost of securities is determined and gains and losses are based on the identified cost basis for securities for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. Interest income on

158

zero coupon bonds and step bonds is accrued daily at the effective interest rate. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon serves as custodian for the Funds and may provide credits against custodian charges based on uninvested cash balances of the Funds. For the year ended December 31, 2018, the Funds received credits in the amount of $42,584. Some of the Funds reduced expenses through brokerage service arrangements. For the year ended December 31, 2018, the Equity Income, Growth & Income, Opportunity, Special Situations and Total Return Funds’ expenses were reduced by a total of $6,691 under these arrangements.

2. Trust Shares—The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts for which a Fund is an investment option.

3. Security Transactions—For the year ended December 31, 2018, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies) were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Covered Call Strategy	$21,051,935	$12,785,035	$—	$—
Equity Income	61,288,976	62,297,541	—	—
Fund For Income	72,794,078	73,300,853	—	—
Growth & Income	286,514,308	318,004,428	—	—
International	78,167,762	75,097,282	—	—
Investment Grade	30,490,847	33,210,462	2,330,049	—
Limited Duration Bond	25,953,518	11,256,626	966,353	13,177,621
Opportunity	45,571,605	40,649,463	—	—
Select Growth	30,059,698	23,178,045	—	—
Special Situations	131,461,522	130,425,925	—	—
Total Return	34,978,717	29,921,909	1,574,125	2,219,877

159

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2018

At December 31, 2018, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Covered Call Strategy	$17,668,866	$1,005,898	$1,649,801	$(643,903)
Equity Income	91,817,479	24,856,875	5,798,056	19,058,819
Fund For Income	99,747,193	178,408	5,893,530	(5,715,122)
Growth & Income	348,097,859	115,860,686	22,233,158	93,627,528
International	121,079,292	24,620,918	8,126,947	16,493,971
Investment Grade	63,112,325	174,803	2,714,899	(2,540,096)
Limited Duration Bond	33,579,775	78,819	253,853	(175,034)
Opportunity	60,589,385	6,978,574	5,978,949	999,625
Select Growth	62,925,337	13,593,322	3,654,541	9,938,781
Special Situations	201,935,629	24,174,186	23,004,274	1,169,912
Total Return	50,196,962	3,603,070	3,086,339	516,731

4. Advisory Fee and Other Transactions With Affiliates—Certain officers of the Trust are officers of the Trust’s investment adviser, FIMCO, and its transfer agent, Foresters Investor Services, Inc. (“FIS”). Trustees of the Trust who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. For the year ended December 31, 2018, total trustee fees accrued by the Funds amounted to $83,823.

The Investment Advisory Agreement provides as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended December 31, 2018, FIMCO has voluntarily waived advisory fees in the amount of $95,680 on Investment Grade Fund and $12,896 on Limited Duration Bond Fund in order to limit the advisory fees on these Funds to .60% of their average daily net assets. For the period January 1, 2018 to May 31, 2018, FIMCO voluntarily waived advisory fees in the amount of $20,827 on Government Cash Management Fund to limit the advisory fees to .60% of the Fund’s average daily net assets. Effective June 1, 2018, FIMCO has entered into an expense limitation agreement with the Government Cash Management Fund to limit the Fund’s advisory fees to .60% of the Fund’s average daily net assets. For the period June 1, 2018 to December 31, 2018, FIMCO waived advisory fees in the amount of $24,319 under the agreement. For the year ended December 31, 2018, total advisory fees accrued to FIMCO were $10,732,222 of which $153,722 was waived by FIMCO as noted above.

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Ziegler Capital Management, LLC serves as investment subadviser to Covered Call Strategy Fund, Muzinich & Co., Inc. serves as investment subadviser to Fund For Income, Investment Grade Fund, Limited Duration Bond Fund and Total Return Fund, Vontobel Asset Management, Inc. serves as investment subadviser to International Fund and Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. The subadvisers are paid by FIMCO and not by the Funds.

5. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid. These securities are valued as set forth in Note 1A. At December 31, 2018, the Fund For Income held one hundred seventy-nine 144A securities with an aggregate value of $49,847,301 representing 49.7% of the Fund’s net assets, the Investment Grade Fund held fourteen 144A securities with an aggregate value of $6,572,322 representing 10.7% of the Fund’s net assets, the Limited Duration Bond Fund held twelve 144A securities with an aggregate value of $5,292,914 representing 15.8% of the Fund’s net assets and the Total Return Fund held eleven 144A securities with an aggregate value of $2,038,221 representing 3.9% of the Fund’s net assets.

6. Derivatives—Some of the Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on—or “derived from”—the values of other assets, reference rates, or indices. The Funds may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indices. Derivatives include futures contracts and options on futures contracts, forward- commitment transactions, options on securities, caps, floors, collars, swap contracts, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap contracts, are privately negotiated and entered into in the over-the-counter market (“OTC”). The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if FIMCO, or a Fund’s subadviser, as applicable, does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

161

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2018

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is relatively illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have leverage or borrowing components, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Funds’ interest. The Funds bear the risk that FIMCO will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Funds. If FIMCO attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

The following provides more information on specific types of derivatives and activity in the Funds. The use of derivative instruments by certain of the Funds for the year ended December 31, 2018 was related to the use of written options and futures contracts, as discussed further below.

Options Contracts—Some of the Funds may write covered call options on securities, derivative instruments, or currencies the Fund owns or in which it may invest. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call, an amount equal to the premium received is recorded as a liability

162

and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. A premium paid by a Fund is included in its Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

The premium amount and the number of option contracts written by the Funds during the year ended December 31, 2018, were as follows:

	Covered Call Strategy		Equity Income
	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount
Options outstanding at
December 31, 2017	(1,588)	$ (152,375)	—	$ —
Call options written	(13,710)	(1,919,263)	(580)	(73,337)
Call options exercised	8	4,850	188	24,422
Call options purchased
to cover	8,735	1,103,341	—	—
Call option expirations	4,348	462,927	392	48,915
Options outstanding at
December 31, 2018	(2,207)	$ (500,520)	—	$ —

163

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2018

Derivative Investment Holdings Categorized by Risk Exposure—The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Funds’ derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and		Statement of Assets and
Risk exposure category	Liabilities location	Value	Liabilities location	Value
Equity Contracts:
Covered Call Strategy	N/A	N/A	Written options, at value	$409,630

The following table sets forth the Funds’ realized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended December 31, 2018:

Risk exposure category	Written options
Equity contracts:
Covered Call Strategy	$(23,481)
Equity Income	$48,915

The following table sets forth the Funds’ change in unrealized appreciation/(depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2018:

Risk exposure category	Written options
Covered Call Strategy	$93,200

Futures Contracts—The Funds may enter into futures contracts including interest rate futures contracts and index futures, including futures on equity market indices and debt market indices. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds may use futures contracts to manage exposure to the stock market. Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized

164

gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations. Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts”. The notional amount at value reflects each contract’s exposure to the underlying instrument or index at period end.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for, among other purposes, the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

165

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2018

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO, or a Fund’s subadviser, as applicable, to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s, or a Fund’s subadviser, as applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. Derivatives may be difficult to sell, unwind or value.

The following table summarizes the value of the Funds’ interest rate futures contracts held during the year ended December 31, 2018, and the related location in the accompanying Statement of Operations. There were no interest rate futures contracts held at December 31, 2018.

Statement of Operations Location
Interest Rate Futures Contracts	Realized Loss
Limited Duration Bond	$(135)

7. High Yield Credit Risk—The investments of Balanced Income Fund, Fund For Income, Investment Grade Fund, Limited Duration Bond Fund and Total Return Fund in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended December 31, 2018 and 2017 were as follows:

166

	Distributions			Distributions
	Declared in 2018			Declared in 2017
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gain	Total	Income	Capital Gain	Total
Covered Call Strategy	$132,946	$—	$132,946	$44,670	$—	$44,670
Equity Income	3,060,488	3,072,088	6,132,576	2,522,507	2,515,902	5,038,409
Fund For Income	5,406,594	—	5,406,594	5,236,876	—	5,236,876
Government Cash
Management	123,522	—	123,522	22,842	—	22,842
Growth & Income	10,798,413	19,489,320	30,287,733	9,371,665	17,003,935	26,375,600
International	1,252,901	7,199,790	8,452,691	1,560,148	—	1,560,148
Investment Grade	2,464,911	—	2,464,911	2,510,135	—	2,510,135
Limited Duration Bond	181,149	—	181,149	144,072	—	144,072
Opportunity	360,672	903,402	1,264,074	372,100	—	372,100
Select Growth	243,760	5,019,818	5,263,578	301,564	5,700,381	6,001,945
Special Situations	3,788,061	29,766,435	33,554,496	2,139,310	2,798,458	4,937,768
Total Return	776,309	232,988	1,009,297	682,830	—	682,830

As of December 31, 2018, the components of distributable earnings (deficit) on a tax basis were as follows:

							Total
	Undistributed	Accumulated	Capital	Other		Unrealized	Distributable
	Ordinary	Capital	Loss	Accumulated		Appreciation	Earnings
Fund	Income	Gains	Carryover	Losses		(Depreciation )	(Deficit	)*
Covered Call
Strategy	$214,737	$—	$(109,497)	$—		$(643,903)	$(538,663)
Equity Income	3,708,762	10,502,170	—	(132,281)		19,058,819	33,137,470
Fund For Income	5,659,505	—	(5,709,301)	—		(5,715,122)	(5,764,918)
Growth & Income	7,887,300	80,132,041	—	—		93,627,528	181,646,869
International	1,247,879	13,094,621	—	—		16,495,514	30,838,014
Investment Grade	2,419,791	—	(1,526,639)	—		(2,540,096)	(1,646,944)
Limited
Duration Bond	212,830	—	(426,747)	(2,057,406	)†	(175,034)	(2,446,357)
Opportunity	941,032	1,891,728	—	—		999,625	3,832,385
Select Growth	275,771	4,801,885	—	—		9,938,781	15,016,437
Special Situations	1,626,398	15,643,900	—	(229,503)		1,169,912	18,210,707
Total Return	1,085,005	1,031,833	—	(21,726	)††	516,731	2,611,843

*	Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, foreign currency transaction, partnership adjustments and amortization of bond premiums.

†	Includes $1,305,706 of short-term capital losses and $751,700 of long-term capital losses from the Fund’s merger with Government Fund as described in Note 11. Per the IRS, use of these losses is limited to $585,725 each year through the year ended 12/31/2021. The remaining amount of $300,231 will be available in the year ended 12/31/2022.

††	Includes $15,429 of short-term capital losses and $6,297 of long-term capital losses from the Fund’s merger with Balanced Income Fund as described in Note 11. There is no limitation on the use of these capital losses.

167

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2018

For the year ended December 31, 2018, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, bond premium amortization, foreign currency transactions, paydowns on securities and expiration of capital loss carryovers.

	Capital	Distributable
Fund	Paid In	Earnings
Growth & Income	$(2)	$2
Limited Duration Bond	(110,671)	110,671
Total Return	(2,104)	2,104

9. Litigation—The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and administratively consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. The Blue Chip and Equity Income Funds have also been named in a similar suit filed on behalf of participants in Tribune defined-compensation plans (the “Retiree Plaintiffs”). As with the Bondholder Plaintiffs and the Committee,

168

the Retiree Plaintiffs seek to recover payments of the proceeds of the LBO. (All of these suits have been removed to the United States District Court for the Southern District of New York and administratively consolidated with other substantially similar suits against other former Tribune shareholders (the “MDL Proceeding”)). On September 23, 2013, the Judge in the MDL Proceeding dismissed various state law constructive fraudulent transfer suits, resulting in the Funds being dismissed from the Bondholder and Retiree Plaintiffs’ actions. On March 24, 2016, the Second Circuit Court of Appeals affirmed the MDL Judge’s dismissal of the various state law constructive fraudulent transfer suits. In September 2016, the Bondholder and Retiree Plaintiffs petitioned the U.S. Supreme Court to review the Second Circuit’s decision. The Supreme Court has not yet ruled on that request. On January 9, 2017, the Tribune MDL judge granted the defendants’ motion to dismiss the Committee lawsuit alleging a single claim for intentional fraudulent transfer. Settlement offers were made in January 2018 and April 2018, both of which were rejected. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $376,754 in connection with the LBO, representing 0.33% of its net assets as of December 31, 2018. The Blue Chip Fund received proceeds of $288,456 in connection with the LBO, representing 0.06% of the net assets of Growth & Income Fund as of December 31, 2018. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

10. Name Change—Effective January 31, 2018, the First Investors Limited Duration High Quality Bond Fund changed its name to First Investors Limited Duration Bond Fund. The purpose of the name change is to reflect some changes in its investment strategies.

11. Reorganization of Government Fund into Limited Duration Bond Fund—On December 14, 2018, the Limited Duration Bond Fund acquired all of the net assets of the Government Fund in connection with a tax-free reorganization that was approved by the Board. The Limited Duration Bond Fund issued 2,713,185 shares to the Government Fund in connection with the reorganization. In return, it received net assets of $25,246,765 from the Government Fund (which included $163,690 of unrealized depreciation and $2,168,077 of accumulated net realized losses). The Limited Duration Bond Fund’s shares were issued at their current net asset values as of the

169

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2018

date of the reorganization. The aggregate net assets of the Limited Duration Bond Fund and Government Fund immediately before the acquisition were $33,754,482 consisting of, with respect to Limited Duration Bond Fund, $8,507,717 and, with respect to Government Fund, $25,246,765.

Reorganization of Balanced Income Fund into Total Return Fund—On December 14, 2018, the Total Return Fund acquired all of the net assets of the Balanced Income Fund in connection with a tax-free reorganization that was approved by the Board. The Total Return Fund issued 469,477 shares to the Balanced Income Fund in connection with the reorganization. In return, it received net assets of $5,946,557 from the Balanced Income Fund (which included $134,488 of unrealized appreciation and $23,828 of accumulated net realized losses). The Total Return Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the Total Return Fund and Balanced Income Fund immediately before the acquisition were $52,445,432 consisting of, with respect to Total Return Fund, $46,498,875 and, with respect to Balanced Income Fund, $5,946,557.

12. Subsequent Events—Subsequent events occurring after December 31, 2018 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

170

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171

Financial Highlights
FIRST INVESTORS LIFE SERIES FUNDS

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each year ended December 31 except as otherwise indicated.

	P E R S H A R E D A T A											R A T I O S / S U P P L E M E N T A L D A T A
						Less Distributions												Ratio to Average Net
		Investment Operations				from									Ratio to Average			Assets Before Expenses
															Net Assets**			Waived or Assumed
	Net Asset			Net Realized							Net Asset		Net Assets
	Value,	Net		and Unrealized	Total from	Net		Net			Value,		End of		Expenses		Net			Net	Portfolio
	Beginning of	Investment		Gain (Loss) on	Investment	Investment		Realized	Total		End of	Total	Year		Before Fee		Investment			Investment	Turnover
	Period/Year	Income		Investments	Operations	Income		Gains	Distributions		Year	Return *	(in millions	)	Credits	***	Income	Expenses	***	Income (Loss )	Rate

COVERED CALL STRATEGY FUND
2016(d)	$10.00	$ .07	(a)	$ .46	$ .53	$ —		—	$ —		$10.53	5.30%††	$ 10		1.73	%†	.97%†	N/A		N/A	96%††
2017	10.53	.14	(a)	1.02	1.16	.04		—	.04		11.65	11.07	11		1.06		1.26	N/A		N/A	143
2018	11.65	.16	(a)	(1.31)	(1.15)	.13		—	.13		10.37	(9.99)	17.98				1.44	N/A		N/A	87

EQUITY INCOME FUND
2014	$20.89	$ .35		$ 1.28	$1.63	$.36		$ .87	$1.23		$21.29	8.26%	$110.81%				1.76%	N/A		N/A	25%
2015	21.29	.40	(a)	(.58)	(.18)	.35		.75	1.10		20.01	(1.03)	107.81				1.97	N/A		N/A	24
2016	20.01	.42	(a)	2.03	2.45	.40		.70	1.10		21.36	13.28	117.81				2.09	N/A		N/A	20
2017	21.36	.40	(a)	2.81	3.21	.42		.51	.93		23.64	15.52	130.80				1.81	N/A		N/A	18
2018	23.64	.66	(a)	(2.57)	(1.91)	.43		.69	1.12		20.61	(8.42)	114.81				2.92	N/A		N/A	50

FUND FOR INCOME
2014	$ 6.84	$ .34		$ (.28)	$ .06	$.37		—	$ .37		$ 6.53	.79%	$ 99.85%				4.88%	N/A		N/A	41%
2015	6.53	.30	(a)	(.40)	(.10)	.36		—	.36		6.07	(1.85)	95.86				4.86	N/A		N/A	45
2016	6.07	.30	(a)	.34	.64	.35		—	.35		6.36	11.12	101.89				4.85	N/A		N/A	56
2017	6.36	.30	(a)	.12	.42	.33		—	.33		6.45	6.82	106.89				4.70	N/A		N/A	66
2018	6.45	.30	(a)	(.46)	(.16)	.33		—	.33		5.96	(2.58)	100.91				4.93	N/A		N/A	73

GOVERNMENT CASH MANAGEMENT FUND(e)
2014	$ 1.00	$ —		—	$ —	$ —		—	$ —		$ 1.00	.00%	$ 10.08			(b)	.00%	.99%		(.91)%	N/A
2015	1.00	—	(a)	—	—	—		—	—		1.00	.00	14.13			(b)	.00	1.09		(.96)	N/A
2016	1.00	—	(a)	—	—	—		—	—		1.00	.00	10.38			(b)	.00	1.15		(.78)	N/A
2017	1.00	—	(a)	—	—	.00	(c)	—	.00	(c)	1.00	.26	9.60			(b)	.25	1.19		(.34)	N/A
2018	1.00	.01	(a)	—	.01	.01		—	.01		1.00	1.24	12.60			(b)	1.26	1.06		.80	N/A

GROWTH & INCOME FUND
2014	$44.89	$ .54		$ 2.82	$3.36	$.53		$ .29	$ .82		$47.43	7.65%	$493.78%				1.18%	N/A		N/A	21%
2015	47.43	.60	(a)	(1.87)	(1.27)	.55		2.50	3.05		43.11	(3.12)	457.78				1.33	N/A		N/A	23
2016	43.11	.69	(a)	3.08	3.77	.61		2.09	2.70		44.18	9.88	475.79				1.67	N/A		N/A	21
2017	44.18	.66	(a)	7.09	7.75	.71		1.77	2.48		49.45	18.28	532.78				1.45	N/A		N/A	17
2018	49.45	.72	(a)	(5.48)	(4.76)	.68		2.17	2.85		41.84	(10.17)	449.77				1.54	N/A		N/A	58

INTERNATIONAL FUND
2014	$20.62	$ .23		$ .26	$ .49	$.23		$ —	$ .23		$20.88	2.39%	$131.92%				1.10%	N/A		N/A	28%
2015	20.88	.26	(a)	.47	.73	.23		—	.23		21.38	3.49	134.87				1.22	N/A		N/A	27
2016	21.38	.27	(a)	(1.17)	(.90)	.26		—	.26		20.22	(4.20)	124.87				1.28	N/A		N/A	37
2017	20.22	.22	(a)	6.38	6.60	.25		—	.25		26.57	32.96	160.84				.90	N/A		N/A	29
2018	26.57	.21	(a)	(3.29)	(3.08)	.21		1.20	1.41		22.08	(12.16)	142.86				.84	N/A		N/A	50

172	173

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
						Less Distributions											Ratio to Average Net
	Investment Operations					from								Ratio to Average			Assets Before Expenses
														Net Assets**			Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset			Net Assets							Net
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			End of		Expenses		Net			Investment		Portfolio
	Beginning of	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		Year		Before Fee		Investment			Income		Turnover
	Period/Year	(Loss	)	Investments	Operations	Income	Gains	Distributions	Year	Return	*	(in millions	)	Credits	***	Income (Loss )	Expenses	***	(Loss	)	Rate

INVESTMENT GRADE FUND
2014	$11.03	$ .42		$ .21	$ .63	$.46	—	$ .46	$11.20	5.86%		$ 63.69%				2.78%	.84%		2.63		45%
2015	11.20	.34	(a)	(.37)	(.03)	.47	—	.47	10.70	(.35)		62.68				3.12	.83		2.97		37
2016	10.70	.33	(a)	.15	.48	.45	—	.45	10.73	4.65		64.68				3.02	.83		2.87		40
2017	10.73	.31	(a)	.18	.49	.42	—	.42	10.80	4.72		66.68				2.93	.83		2.78		60
2018	10.80	.31	(a)	(.53)	(.22)	.40	—	.40	10.18	(2.03)		62.70				3.05	.85		2.90		53

LIMITED DURATION BOND FUND(g)
2014(f)	$10.00	$(.13)		$ (.13)	$ (.26)	$ —	—	$ —	$ 9.74	(2.60	)%††	$ 3		5.82	%†	(4.25)%†	5.97	%†	(4.40	)%†	11%††
2015	9.74	.01	(a)	(.06)	(.05)	—	—	—	9.69	(.51)		6		1.44		.11	1.59		(.04)		94
2016	9.69	(.03	)(a)	.09	.06	.09	—	.09	9.66	.64		8		1.06		(.34)	1.21		(.49)		78
2017	9.66	.10	(a)	.02	.12	.17	—	.17	9.61	1.26		7		1.01		1.09	1.16		.94		82
2018	9.61	.05	(a)	(.07)	(.02)	.25	—	.25	9.34	(.22)		34		1.15		.49	1.30		.34		268

OPPORTUNITY FUND
2014	$14.08	$ .03		$ .78	$ .81	$ —	$ .01	$ .01	$14.88	5.73%		$ 27		1.01%		.31%	N/A		N/A		31%
2015	14.88	.08	(a)	(.20)	(.12)	.03	—	.03	14.73	(.81)		40.89				.53	N/A		N/A		45
2016	14.73	.12	(a)	1.09	1.21	.07	—	.07	15.87	8.26		53.87				.83	N/A		N/A		31
2017	15.87	.10	(a)	2.90	3.00	.11	—	.11	18.76	19.00		70.84				.59	N/A		N/A		30
2018	18.76	.24	(a)	(3.08)	(2.84)	.10	.24	.34	15.58	(15.38)		64.83				1.34	N/A		N/A		59

SELECT GROWTH FUND
2014	$12.69	$ .05		$ 1.66	$ 1.71	$.05	$ .01	$ .06	$14.34	13.53%		$ 44.83%				.43%	N/A		N/A		37%
2015	14.34	.09	(a)	.38	.47	.05	.78	.83	13.98	3.21		48.83				.65	N/A		N/A		43
2016	13.98	.08	(a)	.36	.44	.09	.96	1.05	13.37	4.04		52.83				.61	N/A		N/A		64
2017	13.37	.06	(a)	3.97	4.03	.08	1.45	1.53	15.87	32.80		70.81				.40	N/A		N/A		52
2018	15.87	.05	(a)	(.57)	(.52)	.06	1.15	1.21	14.14	(3.79)		74.81				.34	N/A		N/A		31

SPECIAL SITUATIONS FUND
2014	$38.97	$ .22		$ 1.82	$ 2.04	$.18	$6.61	$6.79	$34.22	6.30%		$209.80%				.66%	N/A		N/A		41%
2015	34.22	.18	(a)	(.27)	(.09)	.22	1.51	1.73	32.40	(.52)		202.80				.52	N/A		N/A		46
2016	32.40	.33	(a)	4.28	4.61	.18	2.19	2.37	34.64	16.10		224.81				1.06	N/A		N/A		31
2017	34.64	.15	(a)	6.06	6.21	.33	.44	.77	40.08	18.26		256.80				.40	N/A		N/A		38
2018	40.08	.23	(a)	(6.17)	(5.94)	.18	5.10	5.28	28.86	(16.60)		210.80				.65	N/A		N/A		54

174	175

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
						Less Distributions										Ratio to Average Net
		Investment Operations				from							Ratio to Average			Assets Before Expenses
													Net Assets**			Waived or Assumed
	Net Asset			Net Realized					Net Asset
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets		Expenses		Net			Net	Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End	Total	End of Year		Before Fee		Investment			Investment	Turnover
	of Year	Income		Investments	Operations	Income	Gains	Distributions	of Year	Return *	(in millions	)	Credits	***	Income	Expenses	***	Income	Rate

TOTAL RETURN FUND
2014	$11.62	$.09		$ .60	$ .69	$.01	$ —	$.01	$12.30	5.97%	$29.96%				.96%	N/A		N/A	53%
2015	12.30	.15	(a)	(.34)	(.19)	.13	—	.13	11.98	(1.61)	37.89				1.20	N/A		N/A	39
2016	11.98	.18	(a)	.59	.77	.17	—	.17	12.58	6.62	40.89				1.45	N/A		N/A	67
2017	12.58	.18	(a)	1.28	1.46	.21	—	.21	13.83	11.75	48.86				1.39	N/A		N/A	48
2018	13.83	.24	(a)	(1.28)	(1.04)	.22	.07	.29	12.50	(7.65)	52.90				1.80	N/A		N/A	68

*	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
**	Net of expenses waived or assumed by the investment adviser (Note 4).
***	The ratios do not include a reduction of expenses from cash balances maintained with the Bank of
New York Mellon or from brokerage service arrangements (Note 1G).
†	Annualized
††	Not annualized
(a)	Based on average shares during the period.
(b)	For each of the periods shown, FIMCO voluntarily waived advisory fees to limit the Fund’s overall expense ratio to .60% and waived additional advisory fees and assumed other expenses to prevent a negative yield on the Funds’ shares (Note 4).
(c)	Due to rounding, amount is less than .005 per share.
(d)	For the period May 2, 2016 (commencement of operations) to December 31, 2016.
(e)	Prior to October 3, 2016, known as Cash Management Fund.
(f)	For the period July 1, 2014 (commencement of operations) to December 31, 2014.
(g)	Prior to January 31, 2018, known as Limited Duration High Quality Bond Fund.

See notes to financial statements
176		177

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors
of First Investors Life Series Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Covered Call Strategy Fund, Equity Income Fund, Fund For Income, Government Cash Management Fund, Growth & Income Fund, International Fund, Investment Grade Fund, Limited Duration Bond Fund, Opportunity Fund, Select Growth Fund, Special Situations Fund and Total Return Fund (the “Funds”), each a series of First Investors Life Series Fund (the “Trust”), including the portfolio of investments, as of December 31, 2018, the related statement of operations, the statements of changes in net assets and financial highlights for each of the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the First Investors Family of Funds since 1978.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

178

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
February 26, 2019

179

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers*

		Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

	DISINTERESTED TRUSTEES

Susan E. Artmann (1954)	Trustee	Since 11/1/12	36	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Retired.

Mary J. Barneby (1952)	Trustee	Since 11/1/12	36	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, Girl Scouts of Connecticut (since October 2012).

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	36	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989, currently Ex-Officio) and Trustee (since 1994)
of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe
Pierson Corporation (land holding and management services provider) (since 2004).

180

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Arthur M. Scutro, Jr. (1941)	Trustee and	Trustee since	36	None
c/o First Investors Funds,	Chairman	1/1/06 and
Legal Department		Chairman
40 Wall Street		since 1/1/13
New York, NY 10005

Principal Occupation During Past 5 Years:
Retired.

Mark R. Ward (1952)	Trustee	Since 1/1/10	36	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008).

181

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers* (continued)

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICERS WHO ARE NOT TRUSTEES

E. Blake Moore Jr.* (1958)	President	Since 2/22/2018	N/A	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
President, Foresters Invesment Management Company, Inc. (since February 2018); Managing Director and
Head of Americas, UBS Asset Management (Americas) Inc. (2015-2017); Executive Vice President, Mackenzie
Investments (Canada) (2011-2014).

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o Foresters Investment
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Treasurer of Foresters Investment Management Company, Inc.

Scott Richardson** (1966)	Secretary	Since 9/17/2018	N/A	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Senior Vice President, General Counsel/Chief Legal & Regulatory Officer, Foresters Investment Management
Company, Inc. (since September 2018); Executive Director, Morgan Stanley Wealth Management (2005-2018).

Marc S. Milgram (1957)	Chief	Since 2010	N/A	None
c/o First Investors Funds,	Compliance
Legal Department	Officer
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Compliance Officer of Foresters Investment Management Company, Inc.

*	Effective February 22, 2018, Mr. E. Blake Moore Jr. became President of the Funds and Foresters
Investment Management Company, Inc.
**	Effective September 17, 2018, Mr. Scott Richardson became Secretary of the Funds.

182

FIRST INVESTORS LIFE SERIES FUNDS

Shareholder Information

Investment Adviser	Custodian
Foresters Investment Management	The Bank of New York Mellon
Company, Inc.	240 Greenwich Street
40 Wall Street	New York, NY 10286
New York, NY 10005

Subadviser	Transfer Agent
(Covered Call Strategy Fund)	Foresters Investor Services, Inc.
Ziegler Capital Management, LLC	Raritan Plaza I – 8th Floor
70 W. Madison Street	Edison, NJ 08837-3620
Chicago, IL 60602

Subadviser	Independent Registered
(Fund For Income, Investment Grade	Public Accounting Firm
Fund, Limited Duration Bond Fund and	Tait, Weller & Baker LLP
Total Return Fund)	Two Liberty Place
Muzinich & Co., Inc.	50 South 16th Street
450 Park Avenue	Philadelphia, PA 19102
New York, NY 10022
Legal Counsel
Subadviser	K&L Gates LLP
(International Fund)	1601 K Street, N.W.
Vontobel Asset Management, Inc.	Washington, D.C. 20006
1540 Broadway
New York, NY 10036

Subadviser
(Select Growth Fund)
Smith Asset Management Group, L.P.
100 Crescent Court
Dallas, TX 75201

183

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the U.S. Securities and Exchange Commission’s (“SEC”) internet web-site at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

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Foresters Financial

Foresters Financial
40 Wall Street
New York, NY 10005

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LIFEAR

Item 2. Code of Ethics

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. On February 22, 2018, revisions were made to the code of ethics to reflect the appointment of a new President of the First Investors Funds.

For the year ended December 31, 2018, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

The Registrant's Board has determined that it had at least one "audit committee financial expert" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	December 31,
	-----------------
	2018	2017
	----	----
(a) Audit Fees	$158,400	$164,900

(b) Audit-Related Fees	$0	$0

(c) Tax Fees	$52,100	$55,500

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended December 31, 2018 and 2017 were $180,100 and $183,750, respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Life Series Funds

By	/s/	E. Blake Moore Jr.
E. Blake Moore Jr.
President and Principal Executive Officer

Date:		February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/	E. Blake Moore Jr.
E. Blake Moore Jr.
President and Principal Executive Officer

By	/s/	Joseph I. Benedek
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:		February 26, 2019